                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                        Fortis Advantage Portfolios, Inc.
                         Fortis Equity Portfolios, Inc.
                            Fortis Growth Fund, Inc.
                         Fortis Income Portfolios, Inc.
                          Fortis Money Portfolios, Inc.
                             Fortis Securities, Inc.
                         Fortis Tax-Free Portfolios Inc.
                        Fortis Worldwide Portfolios, Inc.
              ---------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

       ------------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

       ------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       ------------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

       ------------------------------------------------------------------------

      (5)   Total fee paid:

       ------------------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

       ------------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

       ------------------------------------------------------------------------

      (3)   Filing Party:

       ------------------------------------------------------------------------

      (4)   Date Filed:

       ------------------------------------------------------------------------

                                THE FORTIS FUNDS

                                                                      April 2001

                                 IMPORTANT NEWS

     We encourage you to read the enclosed proxy statement; we thought it would be helpful, however, to have brief answers to some questions.

Q. WHAT PROPOSALS ARE SHAREHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING SPECIAL MEETING?

A. As you have probably read, The Hartford Life and Accident Insurance Company ("Hartford Life") acquired Fortis Advisers, Inc. and Fortis Investors, Inc. on April 2. Since that time, Hartford Investment Financial Services Company ("HIFSCO") has served as investment adviser to the Fortis Funds pursuant to an interim investment management agreement approved by your Board of Directors. In addition, Hartford Investment Management Company ("HIMCO") or Wellington Management Company, LLP ("Wellington Management") has been serving as sub-adviser to your Fund since that time, pursuant to interim sub-advisory agreements approved by your Board of Directors.

     At your meeting in May, you will be asked to consider a number of related proposals.


     - You will be asked to approve a definitive investment management agreement between your Fortis Fund and HIFSCO. You will also be asked to approve a definitive sub-advisory agreement with Wellington Management or HIMCO, depending on your Fund. These agreements will replace the interim agreements currently in effect. Please see pages 10 to 38 of the proxy statement for further information about this proposal.



     - You will be asked to approve a reorganization of your Fund as a series of a newly formed Maryland corporation. Your Fund is currently organized as either a Minnesota corporation or a series of a Minnesota corporation. Many mutual funds are organized as Maryland corporations because of favorable corporate laws in that state governing mutual funds. In addition, because some of the other mutual funds sponsored by affiliates of Hartford Life are Maryland corporations or series of a Maryland corporation, the reorganization of the Funds has the potential to produce economies and expense savings to the Funds over time. Please see pages 38 to 50 of the proxy statement for further information about this proposal, including a comparison of the corporate laws governing your Fund before and after the proposed reorganization.

     - You will be asked to elect nine of your Fund's existing Directors to serve on the Board of Directors for your Fund both before and after the proposed reorganization. (Shareholders of Fortis Securities, Inc. will not be voting on Directors at the meeting.) Please see pages 51 to 61 of the proxy statement for further information about this proposal.


Q.  WHO WILL BE RESPONSIBLE FOR MANAGING MY FUND IF THE PROPOSALS ARE APPROVED?

A. HIMCO or Wellington Management will make the day-to-day investment decisions for your Fund, subject to the general oversight of the new investment adviser (HIFSCO). HIMCO, organized in 1996, is a professional money management firm affiliated with Hartford Life that provides services to investment companies, employee benefit plans, its affiliated insurance companies, and other institutional accounts. As of December 31, 2000, HIMCO and its wholly owned subsidiary managed assets in excess of $65 billion. Wellington Management is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928, and, as of December 31, 2000, managed assets in excess of $274 billion.

Q. WILL THERE BE ANY CHANGE IN THE EXPENSES MY FUND PAYS AS A RESULT OF THE PROPOSED CHANGES?

A.  No.

Q. ARE ANY CHANGES IN THE INVESTMENT OBJECTIVES OR POLICIES OF THE FORTIS FUNDS PROPOSED IN CONNECTION WITH THESE TRANSACTIONS?

A.  No.


Q.  HAS THE FUNDS' BOARD OF DIRECTORS APPROVED THESE PROPOSALS?


A. Yes. The Board of Directors has reviewed and approved each of the proposals on which you are being asked to vote. The Board recommends that you vote in favor of each proposal.

Q.  WHEN SHOULD I VOTE?


A. Please vote as soon as possible, by mail, by telephone or by the Internet. Representatives of Fortis Advisers, Inc. (now operating as Hartford Administrative Services Company), Hartford Life, or a proxy solicitation firm, Shareholder Communications Corporation, may be contacting you to urge you to vote on these important matters.


Q. WHO IS PAYING THE COST OF THE SHAREHOLDER MEETING AND OF THIS PROXY SOLICITATION?

A.  Hartford Life -- and not your Fund -- is paying all the costs.

                                THE FORTIS FUNDS


                                                                  April 23, 2001


Dear Shareholder:

     We are requesting your participation in a joint special meeting of shareholders of each of the Fortis Funds to be held on Thursday, May 31, 2001 at 10:00 a.m. at the offices of Hartford Administrative Services Company (formerly Fortis Advisers, Inc.), 500 Bielenberg Drive, Woodbury, Minnesota.

     The proposals to be considered at the special meeting relate to the recent acquisition of Fortis Advisers, Inc. by The Hartford Life and Accident Insurance Company. They include the approval of definitive investment management and sub-advisory agreements for the Funds, the reorganization of the Funds as series of newly formed Maryland corporations, and (for each of the Fortis Funds except Fortis Securities, Inc.) the election of Directors. The Board of Directors has reviewed and approved each of the proposals and recommends that you vote FOR each proposal.


     Although the Board of Directors would like very much to have each shareholder attend the special meeting, they realize that this is not possible. Whether or not you plan to be present at the meeting, your vote is needed. PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE. YOU CAN ALSO VOTE BY TOLL-FREE TELEPHONE CALL OR THE INTERNET.



     We look forward to seeing you at the special meeting or receiving your proxy card(s) so your shares may be voted at the meeting. If you have any questions in connection with these materials, please call us at 1-800-800-2000, extension 3012.


                                      Very truly yours,


                                   /s/ David M. Znamierowski


                                      David M. Znamierowski


                                      President

                                THE FORTIS FUNDS



                       FORTIS ASSET ALLOCATION PORTFOLIO


                     FORTIS CAPITAL APPRECIATION PORTFOLIO


                          FORTIS HIGH YIELD PORTFOLIO


                 (SERIES OF FORTIS ADVANTAGE PORTFOLIOS, INC.)



                              FORTIS CAPITAL FUND


                          FORTIS GROWTH & INCOME FUND


                               FORTIS VALUE FUND


                   (SERIES OF FORTIS EQUITY PORTFOLIOS, INC.)



                            FORTIS GROWTH FUND, INC.



                          FORTIS STRATEGIC INCOME FUND


                     FORTIS U.S. GOVERNMENT SECURITIES FUND


                   (SERIES OF FORTIS INCOME PORTFOLIOS, INC.)



                               FORTIS MONEY FUND


                   (SERIES OF FORTIS MONEY PORTFOLIOS, INC.)



                            FORTIS SECURITIES, INC.



                      FORTIS TAX-FREE MINNESOTA PORTFOLIO


                       FORTIS TAX-FREE NATIONAL PORTFOLIO


                  (SERIES OF FORTIS TAX-FREE PORTFOLIOS INC.)



                         FORTIS GLOBAL GROWTH PORTFOLIO


                     FORTIS INTERNATIONAL EQUITY PORTFOLIO


                 (SERIES OF FORTIS WORLDWIDE PORTFOLIOS, INC.)


                500 Bielenberg Drive, Woodbury, Minnesota 55125
           Mailing Address: P.O. Box 64284, St. Paul, Minnesota 55164

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 31, 2001


     The Fortis Funds listed above (the "Funds") will hold a Joint Special Meeting of Shareholders at the offices of Hartford Administrative Services Company (formerly Fortis Advisers, Inc.), 500 Bielenberg Drive, Woodbury, Minnesota, on Thursday, May 31, 2001, at 10:00 a.m. for the following purposes:


          1. To approve a definitive investment management agreement for each Fund with Hartford Investment Financial Services Company ("HIFSCO") and a definitive sub-advisory agreement for each Fund between HIFSCO and Wellington Management Company, LLP or Hartford Investment Management Company, as detailed in the attached proxy statement.

          2. To approve the reorganization of each Fund from a Minnesota corporation or series of a Minnesota corporation into a series of a Maryland corporation. In the case of the Funds which are series of Fortis Advantage Portfolios, Inc., Fortis Equity Portfolios, Inc., Fortis Income Portfolios, Inc., Fortis Tax-Free Portfolios Inc., and Fortis Worldwide Portfolios, Inc., a vote in favor of the reorganization will also be considered a vote in favor of an amendment to the articles of incorporation of the applicable corporation which is required to effect the reorganization.


          3. For all Funds except Fortis Securities, Inc., to set the number of Directors for each Fund at nine and elect nine Directors to the Board of Directors of each Fund.


          4. To transact any other business properly brought before the meeting.

     Each Fund's Board of Directors unanimously recommends approval of each item listed on this Notice of Joint Special Meeting of Shareholders.

     Only shareholders of record as of the close of business on April 12, 2001 may vote at the meeting or any adjournment(s) of the meeting.

     YOU CAN VOTE EASILY AND QUICKLY BY TOLL-FREE TELEPHONE CALL, INTERNET, OR MAIL. JUST FOLLOW THE INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED PROXY CARD.

                                      Michael J. Radmer
                                      Secretary


Dated: April 23, 2001

                                THE FORTIS FUNDS



                       FORTIS ASSET ALLOCATION PORTFOLIO


                     FORTIS CAPITAL APPRECIATION PORTFOLIO


                          FORTIS HIGH YIELD PORTFOLIO


                 (SERIES OF FORTIS ADVANTAGE PORTFOLIOS, INC.)



                              FORTIS CAPITAL FUND


                          FORTIS GROWTH & INCOME FUND


                               FORTIS VALUE FUND


                   (SERIES OF FORTIS EQUITY PORTFOLIOS, INC.)



                            FORTIS GROWTH FUND, INC.



                          FORTIS STRATEGIC INCOME FUND


                     FORTIS U.S. GOVERNMENT SECURITIES FUND


                   (SERIES OF FORTIS INCOME PORTFOLIOS, INC.)



                               FORTIS MONEY FUND


                   (SERIES OF FORTIS MONEY PORTFOLIOS, INC.)



                            FORTIS SECURITIES, INC.



                      FORTIS TAX-FREE MINNESOTA PORTFOLIO


                       FORTIS TAX-FREE NATIONAL PORTFOLIO


                  (SERIES OF FORTIS TAX-FREE PORTFOLIOS INC.)



                         FORTIS GLOBAL GROWTH PORTFOLIO


                     FORTIS INTERNATIONAL EQUITY PORTFOLIO


                 (SERIES OF FORTIS WORLDWIDE PORTFOLIOS, INC.)



                500 Bielenberg Drive, Woodbury, Minnesota 55125

           Mailing Address: P.O. Box 64284, St. Paul, Minnesota 55164

                            COMBINED PROXY STATEMENT


             JOINT SPECIAL MEETING OF SHAREHOLDERS -- MAY 31, 2001



     The Board of Directors of each of the Fortis Funds listed above (the "Funds") is soliciting the enclosed proxy(ies) in connection with a joint special meeting of shareholders to be held Thursday, May 31, 2001, and any adjournment of the meeting. This proxy statement and the proxy cards were first mailed to shareholders on or about April 27, 2001.



     The special meeting is being held to consider a number of matters following the recent acquisition of Fortis Advisers, Inc. ("Fortis Advisers") and Fortis Investors, Inc. ("Fortis Investors") by The Hartford Life and Accident Insurance Company ("Hartford Life").

     In order for the shareholder meeting to go forward in respect of any Fund, there must be a quorum. This means that at least 10% of a Fund's shares (a majority, in the case of Fortis Securities, Inc.) must be represented at the meeting either in person or by proxy, although a vote of a larger percentage of each Fund's outstanding shares is required for approval of certain proposals. All returned proxies count toward a quorum, regardless of how or whether they are voted. If a proxy is marked to abstain or to withhold authority, the shares to which the proxy relates will be counted as shares present at the meeting in determining whether a proposal has been approved, and will have the same effect as a vote "against" each proposal. Broker non-votes will not be counted in calculating the vote on any proposal (but will be counted for purposes of determining whether a quorum is present). (Broker non-votes are shares for which
(i) the underlying owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) If a quorum is not obtained or if sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjournment of the meeting).



     You may revoke your proxy at any time as to any proposal up until voting results are announced for that proposal at the shareholder meeting. You can do this by writing to the Fund's Secretary, or by voting in person at the meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again -- the proxy last received by the Fund at the time of the meeting will effectively revoke any previous proxy received. For those initially voting by either telephone or Internet, follow the same instructions found on your original proxy card to vote again. If you originally voted by mail, or otherwise need a new proxy, please call the Fund at 1-800-800-2000, extension 3012, and a new proxy will be sent to you. If you return an executed proxy card without instructions, your shares will be voted "for" each proposal.

     The following table summarizes the voting on the proposals:

                                    TABLE 1

PROPOSAL                            SHAREHOLDERS ENTITLED TO VOTE
--------                           -------------------------------
Proposal One: Investment
  Management Agreement and
  Investment Sub-Advisory
  Agreement....................    Shareholders of each Fund
                                   voting separately by Fund
Proposal Two: Reorganization as
  a Maryland corporation.......    Shareholders of each Fund
                                   voting separately by Fund and,
                                   in the case of Fortis Asset
                                   Allocation Portfolio, Fortis
                                   Capital Appreciation Portfolio,
                                   Fortis Capital Fund, Fortis
                                   Global Growth Portfolio, Fortis
                                   Growth & Income Fund, Fortis
                                   High Yield Portfolio, Fortis
                                   International Equity Portfolio,
                                   Fortis Strategic Income Fund,
                                   Fortis Tax-Free Minnesota
                                   Portfolio, Fortis Tax-Free
                                   National Portfolio, Fortis U.S.
                                   Government Securities Fund, and
                                   Fortis Value Fund, voting
                                   separately by class within the
                                   Fund
Proposal Three: Election of
  Directors....................    Shareholders of each of the
                                   following corporations, voting
                                   together as a single class:
                                   Fortis Advantage Portfolios,
                                   Inc., Fortis Equity Portfolios,
                                   Inc., Fortis Growth Fund, Inc.,
                                   Fortis Income Portfolios, Inc.,
                                   Fortis Money Portfolios, Inc.,
                                   Fortis Tax-Free Portfolios
                                   Inc., and Fortis Worldwide
                                   Portfolios, Inc.

     Only shareholders of record on April 12, 2001 may vote at the meeting or any adjournment of the meeting. On that date, the following number of shares of each Fund and shares of each class of each Fund were outstanding:

                                    TABLE 2


                                                         NUMBER OF
FUND                                                 SHARES OUTSTANDING
----                                                 ------------------
Fortis Asset Allocation Portfolio..................       16,837,238
  Fortis Asset Allocation Portfolio-Class A........       11,451,172

                                                         NUMBER OF
FUND                                                 SHARES OUTSTANDING
----                                                 ------------------
  Fortis Asset Allocation Portfolio-Class B........        1,659,669
  Fortis Asset Allocation Portfolio-Class C........          808,882
  Fortis Asset Allocation Portfolio-Class H........        2,733,485
  Fortis Asset Allocation Portfolio-Class Z........          184,031
Fortis Capital Appreciation Portfolio..............        9,533,833
  Fortis Capital Appreciation Portfolio-Class A....        6,788,020
  Fortis Capital Appreciation Portfolio-Class B....        1,029,732
  Fortis Capital Appreciation Portfolio-Class C....          377,463
  Fortis Capital Appreciation Portfolio-Class H....        1,338,618
Fortis Capital Fund................................       34,036,652
  Fortis Capital Fund-Class A......................       28,365,006
  Fortis Capital Fund-Class B......................        2,146,856
  Fortis Capital Fund-Class C......................          531,518
  Fortis Capital Fund-Class H......................        2,993,271
Fortis Global Growth Portfolio.....................        6,468,657
  Fortis Global Growth Portfolio-Class A...........        4,742,165
  Fortis Global Growth Portfolio-Class B...........          645,728
  Fortis Global Growth Portfolio-Class C...........          220,103
  Fortis Global Growth Portfolio-Class H...........          860,662
Fortis Growth & Income Fund........................        2,718,664
  Fortis Growth & Income Fund-Class A..............        1,604,538
  Fortis Growth & Income Fund-Class B..............          532,614
  Fortis Growth & Income Fund-Class C..............          161,062
  Fortis Growth & Income Fund-Class H..............          419,450
Fortis Growth Fund, Inc............................       43,414,868
  Fortis Growth Fund, Inc.-Class A.................       32,779,037
  Fortis Growth Fund, Inc.-Class B.................        1,520,158
  Fortis Growth Fund, Inc.-Class C.................          350,977
  Fortis Growth Fund, Inc.-Class H.................        3,144,968
  Fortis Growth Fund, Inc.-Class Z.................        5,619,728
Fortis High Yield Portfolio........................       21,436,475
  Fortis High Yield Portfolio-Class A..............       13,213,282
  Fortis High Yield Portfolio-Class B..............        2,244,729
  Fortis High Yield Portfolio-Class C..............          624,961
  Fortis High Yield Portfolio-Class H..............        5,353,503
Fortis International Equity Portfolio..............        1,701,468
  Fortis International Equity Portfolio-Class A....        1,158,706
  Fortis International Equity Portfolio-Class B....          205,270
  Fortis International Equity Portfolio-Class C....          106,400
  Fortis International Equity Portfolio-Class H....          231,093
Fortis Money Fund..................................      218,878,674
  Fortis Money Fund-Class A........................      212,108,984
  Fortis Money Fund-Class B........................        2,329,953
  Fortis Money Fund-Class C........................        1,372,554
  Fortis Money Fund-Class H........................        3,067,182

                                                         NUMBER OF
FUND                                                 SHARES OUTSTANDING
----                                                 ------------------
Fortis Securities, Inc.............................       12,700,472
Fortis Strategic Income Fund.......................        3,054,502
  Fortis Strategic Income Fund-Class A.............        2,827,252
  Fortis Strategic Income Fund-Class B.............           84,024
  Fortis Strategic Income Fund-Class C.............           22,682
  Fortis Strategic Income Fund-Class H.............          120,544
Fortis Tax-Free Minnesota Portfolio................        3,808,876
  Fortis Tax-Free Minnesota Portfolio-Class A......          344,171
  Fortis Tax-Free Minnesota Portfolio-Class B......           82,116
  Fortis Tax-Free Minnesota Portfolio-Class C......           19,282
  Fortis Tax-Free Minnesota Portfolio-Class H......          109,890
  Fortis Tax-Free Minnesota Portfolio-Class E......        3,253,417
Fortis Tax-Free National Portfolio.................        5,228,453
  Fortis Tax-Free National Portfolio-Class A.......          645,314
  Fortis Tax-Free National Portfolio-Class B.......          145,240
  Fortis Tax-Free National Portfolio-Class C.......           29,401
  Fortis Tax-Free National Portfolio-Class H.......          462,645
  Fortis Tax-Free National Portfolio-Class E.......        3,945,853
Fortis U.S. Government Securities Fund.............       27,033,792
  Fortis U.S. Government Securities Fund-Class A...        5,265,620
  Fortis U.S. Government Securities Fund-Class B...          548,705
  Fortis U.S. Government Securities Fund-Class C...          183,414
  Fortis U.S. Government Securities Fund-Class H...        1,029,096
  Fortis U.S. Government Securities Fund-Class E...       20,006,957
Fortis Value Fund..................................        3,804,302
  Fortis Value Fund-Class A........................        2,199,616
  Fortis Value Fund-Class B........................          679,735
  Fortis Value Fund-Class C........................          223,048
  Fortis Value Fund-Class H........................          701,903


     Shares of a Fund will vote as a single class as to each proposal, except as follows: several of the Funds are series of Minnesota corporations which also have outstanding other series representing other Funds. In the case of these Funds, each class of shares of the Fund, voting as a separate class, also must approve the Fund's proposed reorganization into a Maryland corporation or series of a Maryland corporation. The Funds to which this class voting requirement applies are Fortis Asset Allocation Portfolio, Fortis Capital Appreciation Portfolio, Fortis Capital Fund, Fortis Global Growth Portfolio, Fortis Growth & Income Fund, Fortis High Yield Portfolio, Fortis International Equity Portfolio, Fortis Strategic Income Fund, Fortis Tax-Free Minnesota Portfolio, Fortis Tax-Free National Portfolio, Fortis U.S. Government Securities Fund, and Fortis Value Fund.

     To the best knowledge of each Fund, no person owned of record or beneficially more than 5% of the outstanding shares of any class of shares of the Fund as of April 19, 2001, except as follows:

                                    TABLE 3

                                        NAME AND ADDRESS OF          SHARES
FUND                                        RECORD OWNER              OWNED       %
----                                    -------------------         ---------   -----
Fortis Asset Allocation           Vanguard Fiduciary Trust Co. FBO    169,792   91.7%
Portfolio-Class Z                 Fortis 401(k) Plan #90895, PO
                                  Box 2600, Valley Forge, PA 19482
Fortis Growth Fund, Inc.-         Vanguard Fiduciary Trust Co. FBO  3,420,746   60.9%
Class Z                           Fortis 401(k) Plan #90895, PO
                                  Box 2600, Valley Forge, PA 19482
Fortis High Yield                 Fortis Benefits Insurance Co.,    3,432,813   26.1%
Portfolio-Class A                 C/O Fortis Inc., Attn: Kevin
                                  Michels,
                                  1 Chase Manhattan Plaza, Floor
                                  41,
                                  New York, NY 10005
Fortis International Equity       Fortis Advisers, Inc., Attn:        212,029   18.3%
Portfolio-Class A                 Carol Houghtby, PO Box 64284,
                                  St. Paul, MN 55164
Fortis International Equity       First Trust NA C/F Dolores F.         5,908    5.7%
Portfolio-Class C                 Posey IRA, RR 5 Box 76B,
                                  Fairmont, WV 26554
                                  Paine Webber FBO Haim Weissman &     10,090    9.7%
                                  Atara Weissman JTWROS, 6 Hilltop
                                  Place, Monsey, NJ 10952
Fortis International Equity       First Trust NA, C/F M. Judy          13,604    5.9%
Portfolio-Class H                 Wardle R/O IRA, 1300 Country
                                  Club Dr., Findlay, OH 45840
Fortis Money Fund-Class B         US Bank NA, C/F Richard J. Gust     123,997    5.2%
                                  IRA, E5741 803rd Ave, Menomonie,
                                  WI 54751
                                  Donaldson, Lufkin, Jenrette         127,046    5.3%
                                  Securities Corp., Inc., PO Box
                                  2052, Jersey City, NJ 07303
                                  US Bank NA C/F Marvin J. Barnes     126,580    5.3%
                                  SARSEP IRA, 15489 Highway 49,
                                  Gulfport, MS 39503
                                  Salomon Smith Barney, Inc., 333     171,204    7.2%
                                  W 34th St., 3rd Floor, New York,
                                  NY 10001
Fortis Money Fund-Class C         Harlan L. & Madeline J. Bahr        161,096   12.4%
                                  JTWROS TOD, 344 N 5th St., New
                                  Strawn, KS 66839
                                  US Bank NA C/F Richard L.           723,789   55.9%
                                  McVicker R/O IRA RR 3 Box 74B,
                                  Mannington, WV 26582
Fortis Money Fund-Class H         Salomon Smith Barney, Inc., 333     295,675    9.7%
                                  W 34th St., 3rd Floor, New York,
                                  NY 10001
                                  Catherine L. Childers, 5404 San     455,560   14.9%
                                  Jose Blvd., Jacksonville, FL
                                  32207
Fortis Strategic Income Fund-     Time Insurance Co.-Life, C/O      1,274,713   45.1%
Class A                           Kevin Michels, Fortis Advisers,
                                  1 Chase Manhattan Plaza, Floor
                                  41, New York, NY 10005

                                        NAME AND ADDRESS OF          SHARES
FUND                                        RECORD OWNER              OWNED       %
----                                    -------------------         ---------   -----
                                  Fortis Benefits Insurance Co.,    1,274,713   45.1%
                                  C/O Kevin Michels, Fortis
                                  Advisers, 1 Chase Manhattan
                                  Plaza, Floor 41, New York, NY
Fortis Strategic Income Fund-     Raul V. De Velasco TOD, 8250 SW       7,901    9.2%
Class B                           32nd Terrace, Miami, FL 33155
                                  US Bank NA C/F Arthur A. Gordon       8,394    9.8%
                                  R/O IRA, 24516 Starlight Ln.,
                                  West Hills, CA 91307
                                  Paine Webber FBO Minerva Mikkila     17,007   19.8%
                                  Charitable Remainder Trust
                                  4/11/96, 70 E. St. Marie St,
                                  Apt. 129, Duluth, MN 55803
Fortis Strategic Income Fund-     Todd C. Blumenstock, C/F Meghan       1,211    5.4%
Class C                           C. Mitchell UTMA, 216 Kenyon
                                  Ave., Elkhart, IN 46516
                                  Isabelle Fetsch, 210 9th Ave,         1,365    6.0%
                                  Langdon, ND 58249
                                  US Bank NA C/F William Schmautz       1,447    6.4%
                                  IRA, 16007 SE 32nd St.,
                                  Vancouver, WA 98683
                                  US Bank NA C/F Violet R. Best         1,544    6.8%
                                  IRA, 2491 S Irish Rd, Davison,
                                  MI 48423
                                  US Bank NA C/F Janice M. Smith        1,614    7.1%
                                  R/O IRA, 219 E Palm Dr., Lena,
                                  IL 61048
                                  Donaldson, Lufkin, Jenrette           1,722    7.6%
                                  Securities Corp., Inc., PO Box
                                  2052, Jersey City, NJ 07303
                                  John A. Kufus TOD, 2712 27th          2,770   12.2%
                                  Ave, Minneapolis, MN 55418
Fortis Strategic Income Fund-     US Bank NA C/F Donna Calkins          6,956    5.8%
Class H                           IRA, 219 173rd Place NE,
                                  Bellevue, WA 98008
                                  US Bank NA C/F Sally Ann Thomas       8,269    6.9%
                                  R/O IRA, 1859 Harrisburg Pike,
                                  Grove City, OH 43123
                                  Marilyn L. Linfield and Susan        19,046   15.9%
                                  Burgess JTWROS, 33 Gail St.,
                                  Topsfield, MA 01983
Fortis Tax-Free Minnesota         Harold A. Fischer TOD, 3430          23,602    6.9%
Portfolio-Class A                 Belden Dr. NE, Minneapolis, MN
                                  55418
                                  Ruth R. Gillespie, Route 3 Box       39,224   11.4%
                                  98 Cross Lake, Pine City, MN
                                  55063
                                  Betty Mae Nelson TOD, RR 1 Box       43,471   12.6%
                                  8, Bellingham, MN 56212
Fortis Tax-Free Minnesota         Gladys C. Vredenburg TOD, RR 2        5,355    6.6%
Portfolio-Class B                 Box 222, Akeley, MN 56433
                                  Donaldson, Lufkin, Jenrette           5,478    6.8%
                                  Securities Corp., Inc., PO Box
                                  2052, Jersey City, NJ 07303

                                        NAME AND ADDRESS OF          SHARES
FUND                                        RECORD OWNER              OWNED       %
----                                    -------------------         ---------   -----
                                  Elsie M. Krosrue TOD, 100             9,438   11.6%
                                  Roosevelt Rd SE #6, Bemidji, MN
                                  56601
                                  Carl Oliver Larson, RR 1 Box         14,232   17.6%
                                  111, Bertha, MN 56437
                                  Paine Webber FBO Minerva Mikkila     19,696   24.3%
                                  Charitable Remainder Trust
                                  4/11/96, 70 E St. Marie St.,
                                  Apt. 129, Duluth, MN 55803
Fortis Tax-Free Minnesota         Harvey Hagedorn TOD, 35624 140th      1,174    6.1%
Portfolio-Class C                 St., Winnebago, MN 56098
                                  Theodore Pulasky C/F Brandie L.       2,256   11.7%
                                  Pearson UTMA, RR 1 Box 87,
                                  Donnelly, MN 56235
                                  Henry A. Prchal & Patricia E.         2,372   12.3%
                                  Prchal JTTEN TOD, 214 SW 2nd
                                  St., Young America, MN 55397
                                  Catherine A. Estrem TOD,              2,587   13.4%
                                  1594 Lakewood Dr., Maplewood,
                                  MN 55119
                                  Lyle W. Jahnke TOD, 1305 W Birch      6,344   32.8%
                                  Ave, Olivia, MN 56277
Fortis Tax-Free Minnesota         Edward Rauchwarter and                5,790    5.3%
Portfolio-Class H                 Patronvilla Rauchwarter JTWROS
                                  TOD,
                                  1024 Colne St., St. Paul, MN
                                  55103
                                  Jean S. & John H. Bravis TTEE         6,189    5.6%
                                  FBO The Jean S. Bravis Trust,
                                  3901 Hayes St. NE, Minneapolis,
                                  MN 55421
                                  Donald T. McNair and Lois E.         10,149    9.2%
                                  McNair JTWROS, PO Box 155, Side
                                  Lake, MN 55781
                                  Ursella Abell, 7119 N 800 W,         10,149    9.2%
                                  Roann, IN, 46974
                                  Mary C. Jackson, 4300 W River        17,141   15.6%
                                  Pkwy, Apt. 215, Minneapolis, MN
                                  55406
                                  Keith B. Magnuson, 737 Memorial      35,153   32.0%
                                  Dr., Crookston, MN 56716
Fortis Tax-Free National          US Bancorp Piper Jaffray Inc.        10,053    6.9%
Portfolio-Class B                 C/F Mildred Granger TOD, 749 S
                                  30th St., Apt. 328, Grand Forks,
                                  ND 58201
                                  Harold M. Sales TTEE FBO             14,692   10.1%
                                  Florence E. Sales Trust, 7319 S.
                                  Syracuse Ct, Englewood, CO 80112
                                  Anthony Ciccarino TOD, 55            19,686   13.6%
                                  McClellan Ave., Amsterdam, NY
                                  12010
                                  Wells Fargo Investments LLC, A/C     20,249   13.9%
                                  2126-6510, 420 Montgomery St.,
                                  San Francisco, CA 94104
                                  Elvada M. Torsiello TOD, 83 Van      22,559   15.5%
                                  Dyke Ave. Apt. V, Amsterdam, NY
                                  12010

                                        NAME AND ADDRESS OF          SHARES
FUND                                        RECORD OWNER              OWNED       %
----                                    -------------------         ---------   -----
Fortis Tax-Free National          Donald J. Boop & F. Pauline Boop      1,717    5.8%
Portfolio-Class C                 JTWROS TOD, 1130 Heatherwood
                                  Ln., Orrville, OH 44667
                                  Matilda J. Einspahr TOD, 709          1,830    6.2%
                                  Park Ave., Odebolt, IA 51458
                                  Margaret F. Fox-Butler TTEE FBO       1,940    6.6%
                                  Margaret F. Fox-Butler Trust
                                  9/17/98, PO Box 611, Plainfield,
                                  IN, 46168
                                  Tina M. Yost TOD, RR 1 Box 181,       1,953    6.6%
                                  Worthington, WV 26591
                                  Byron V. Nair, 612 Arizona St.,       2,304    7.8%
                                  Glidden, IA 51443
                                  Glen H. and Bernita K. Mannes,        2,310    7.8%
                                  RR 1 Box 105-A60, Yankton, SD
                                  57078
                                  Sheldon Schram TOD, 61 Ridgeview      3,886   13.2%
                                  Dr., West Paterson, NJ 07424
Fortis Tax-Free National          Hunan Restaurant, Inc., 2100 S       23,750    5.1%
Portfolio-Class H                 Columbia Rd., Grand Forks, ND
                                  58201
                                  Maurice T. Moler TTEE FBO            34,023    7.4%
                                  Maurice T. Moler Trust, C/O
                                  Sharon Kasey, 15578 E Cnty Rd
                                  1500 N, Charleston, IL 61920
Fortis U.S. Government            Horace Snipes TOD, 2168 Crisp        11,427    6.2%
Securities Fund-Class C           Springs Rd., McMinnville, TN
                                  37110
                                  Richard Maynard Priest, TTEE FBO     11,966    6.5%
                                  The Priest Living Trust, 1847
                                  Golden Spike Rd., Sparks, NV
                                  89434
                                  Robert Mulchrone, 1747 W Barry       12,102    6.6%
                                  Ave., Chicago, IL 60657
                                  GEMA Trading Corp., 6136 N Avers     15,290    8.3%
                                  Ave., Chicago, IL 60639
Fortis U.S. Government            Vanguard Fiduciary Trust Co FBO   2,142,050   10.7%
Securities Fund-Class E           Fortis 401(k) Plan #90895, PO
                                  Box 2600, Valley Forge, PA 19482


     Each shareholder is entitled to one vote for each share owned on the record date. None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights. At this point, we know of no other business to be brought before the shareholder meeting. However, if any other matters arise, the persons named as proxies will vote upon these matters according to their best judgment.

     THE FUNDS' MOST RECENT ANNUAL AND SEMIANNUAL REPORTS ARE AVAILABLE AT NO COST. TO REQUEST A REPORT, PLEASE CONTACT THE FUNDS AT P.O. BOX 64284, ST. PAUL, MINNESOTA 55164 OR CALL 1-800-800-2000, EXTENSION 4579, AND A REPORT WILL BE SENT BY FIRST CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

     Hartford Life will pay all costs of solicitation, including the cost of preparing and mailing the notice of joint special meeting of shareholders and this proxy statement. Representatives of Hartford Administrative Services Company (formerly Fortis Advisers) or Hartford Life, without cost to the Funds, may solicit proxies by means of mail, telephone, or personal calls. Hartford Administrative Services Company or Hartford Life may also arrange for an outside firm, Shareholder Communications Corporation, to solicit shareholder votes by telephone on the Funds' behalf. The services provided by Shareholder Communications Corporation are expected to cost approximately $270,000.


     Please be sure to read the entire proxy statement before casting your vote.

                                  PROPOSAL ONE

                APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND
                       INVESTMENT SUB-ADVISORY AGREEMENT

     BACKGROUND. On April 2, 2001, Hartford Life purchased all of the outstanding stock of Fortis Advisers from Fortis, Inc. In this proxy statement, that transaction is referred to as the "Acquisition."

     The Acquisition resulted in an "assignment" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the existing investment advisory and management agreements between the Funds and Fortis Advisers, resulting in their automatic termination. Since that time, Hartford Investment Financial Services Company ("HIFSCO") has been serving as the investment manager of each of the Funds pursuant to interim investment management agreements with the Funds, described below. In addition, Wellington Management Company, LLP ("Wellington Management") and Hartford Investment Management Company ("HIMCO") are currently acting as sub-advisers to the Funds pursuant to interim sub-advisory agreements. Each of the interim agreements will terminate, by its own terms, 150 days after the date of the Acquisition.

     The Board of Directors of each of the Funds is now recommending that shareholders approve a definitive investment management agreement between the Fund and HIFSCO and a definitive sub-advisory agreement between HIFSCO and Wellington Management or HIMCO, depending on the Fund. The definitive agreements, which are described below, will replace the interim agreements currently in place.

     The principals and employees of Fortis Advisers (now operating as Hartford Administrative Services Company) have no obligation to continue in the active management of Hartford Administrative Services Company or any of the advisers or sub-advisers to the Funds. While some of these persons have continued to be employees of Hartford Administrative Services Company since the Acquisition or have been retained by The Hartford or its affiliates, there is no assurance that this will continue to be the case.


     THE HARTFORD. Hartford Life is a leading financial services and insurance organization providing investment products such as mutual funds, variable annuities, individual and corporate owned life insurance, and employee benefits products. Its mutual fund operations are among the fastest-growing in the United States. Affiliates of Hartford Life, including HIFSCO and HIMCO, managed mutual fund assets in excess of $55 billion as of December 31, 2000.



     Hartford Life is a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The Hartford and its subsidiaries, headquartered at Hartford Plaza, Hartford, Connecticut 06115, are among the largest providers of both life insurance and property and casualty insurance products in the United States. Hartford Fire Insurance Company, founded in 1810, is the oldest of The Hartford's subsidiaries. At December 31, 2000, total assets and total shareholders' equity of The Hartford were $171.5 billion and $7.5 billion, respectively.


     HIFSCO is a wholly owned indirect subsidiary of The Hartford, and is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06070.


     THE FORTIS INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS. Prior to the Acquisition, Fortis Advisers provided investment advisory and other services to the Funds pursuant to investment advisory and management agreements between the Funds and Fortis Advisers (the "Fortis Agreements"). Fortis Advisers (which now operates as Hartford Administrative Services Company) is located at 500 Bielenberg Drive, Woodbury, Minnesota, 55125.


     Under the Fortis Agreements, Fortis Advisers acted as investment adviser for, and managed the affairs, business, and the investment of the assets of each Fund. The Fortis Agreements placed on Fortis Advisers the sole and exclusive responsibility for managing each Fund and making and executing all investment decisions for the Funds. Under the Fortis Agreements, Fortis Advisers was required to provide, at its own expense, office space and facilities and personnel for servicing the investments of each Fund, and to provide for officers and employees of Fortis Advisers to serve without compensation from the Funds as directors, officers, or employees of the Funds. Each Fund paid all of its own expenses not assumed by Fortis Advisers. Pursuant to the Fortis Agreements, Fortis Advisers bore the costs of acting as each Fund's transfer agent, registrar, and dividend disbursing agent.

     The Fortis Agreements, the continuance of which was most recently approved by the Board of Directors of each of the Funds at a meeting held on December 14, 2000, were dated and were last approved by the shareholders of the Funds on the following dates:

                                    TABLE 4


                                DATE OF
                               INVESTMENT
                              ADVISORY AND   DATE LAST
                               MANAGEMENT   APPROVED BY
            FUND               AGREEMENT    SHAREHOLDERS     PURPOSE OF SUBMISSION
            ----              ------------  ------------  ----------------------------
Fortis Asset Allocation
  Portfolio.................    1/31/92       1/28/92     Change in control of Fortis
                                                          Advisers and change in
                                                          advisory fee structure
Fortis Capital Appreciation
  Portfolio.................    1/31/92       1/28/92     Change in control of Fortis
                                                          Advisers and change in
                                                          advisory fee structure
Fortis Capital Fund.........    1/1/96        1/28/92     Change in control of Fortis
                                                          Advisers and change in
                                                          advisory fee structure
Fortis Global Growth
  Portfolio.................    3/26/91       1/28/92     Change in control of Fortis
                                                          Advisers
Fortis Growth & Income
  Fund......................    1/1/96        12/19/95    Initial shareholder approval
Fortis Growth Fund, Inc.....    1/31/92       1/28/92     Change in control of Fortis
                                                          Advisers and change in
                                                          advisory fee structure
Fortis High Yield
  Portfolio.................    1/31/92       1/28/92     Change in control of Fortis
                                                          Advisers and change in
                                                          advisory fee structure
Fortis International Equity
  Portfolio.................    3/1/98        2/26/98     Initial shareholder approval
Fortis Money Fund...........    1/31/92       1/28/92     Change in control of Fortis
                                                          Advisers and change in
                                                          advisory fee structure
Fortis Securities, Inc. ....    12/8/95       12/7/95     Change in advisory fee
                                                          structure
Fortis Strategic Income
  Fund......................    12/1/97       11/12/97    Initial shareholder approval
Fortis Tax-Free Minnesota
  Portfolio.................    2/1/98        1/29/98     Change in advisory fee
                                                          structure
Fortis Tax-Free National
  Portfolio.................    1/31/92       1/28/92     Change in control of Fortis
                                                          Advisers and change in
                                                          advisory fee structure
Fortis U.S. Government
  Securities Fund...........    4/2/93         4/1/93     Change in advisory fee
                                                          structure
Fortis Value Fund...........    1/1/96        12/19/95    Initial shareholder approval


     The Funds paid Fortis Advisers fees as compensation for the services provided under the Fortis Agreements. The management fees were paid monthly by the Funds at the annual rates set out in Table 5, based on the average daily net assets of the respective Fund as of the close of each business day of the month. The fees paid by each Fund to Fortis Advisers under the Fortis Agreements during fiscal 2000 is also set forth in Table 5.

                                    TABLE 5


                                                            AMOUNT OF
                                                            FEES PAID
                                                             DURING
                                  RATE AT WHICH FEES       MOST RECENT
FUND                                 WERE PAID(1)          FISCAL YEAR
----                           ------------------------    -----------
Fortis Asset Allocation
  Portfolio..................  First $100,000,000  1.0%    $2,343,084
                               Next $150,000,000    .8%
                               Over $250,000,000    .7%
Fortis Capital Appreciation
  Portfolio..................  First $100,000,000  1.0%     2,640,661
                               Next $150,000,000    .8%
                               Over $250,000,000    .7%
Fortis Capital Fund..........  First $100,000,000  1.0%     5,277,095
                               Next $150,000,000    .8%
                               Over $250,000,000    .7%
Fortis Global Growth
  Portfolio..................  First $500,000,000  1.0%     2,146,014
                               Over $500,000,000    .9%
Fortis Growth & Income
  Fund.......................  First $100,000,000  1.0%       427,823
                               Next $150,000,000    .8%
                               Over $250,000,000    .7%
Fortis Growth Fund, Inc......  First $100,000,000  1.0%     9,414,124
                               Next $150,000,000    .8%
                               Over $250,000,000    .7%
Fortis High Yield
  Portfolio..................  First $50,000,000    .8%     1,194,590
                               Over $50,000,000     .7%
Fortis International Equity
  Portfolio..................  First $500,000,000  1.0%       314,488
                               Over $500,000,000    .9%
Fortis Money Fund............  First $500,000,000   .6%     1,167,308
                               Over $500,000,000   .55%
Fortis Securities, Inc.......  First $100,000,000  .45%(2)    664,943
                               Over $100,000,000    .4%(2)
Fortis Strategic Income
  Fund.......................  First $50,000,000    .8%       195,426
                               Over $50,000,000     .7%
Fortis Tax-Free Minnesota
  Portfolio..................  First $50,000,000   .72%       290,182
                               Over $50,000,000     .7%
Fortis Tax-Free National
  Portfolio..................  First $50,000,000    .8%       455,123
                               Over $50,000,000     .7%

                                                            AMOUNT OF
                                                            FEES PAID
                                                             DURING
                                  RATE AT WHICH FEES       MOST RECENT
FUND                                 WERE PAID(1)          FISCAL YEAR
----                           ------------------------    -----------
Fortis U.S. Government
  Securities Fund............  First $50,000,000    .8%     1,909,619
                               Over $50,000,000     .7%
Fortis Value Fund............  First $100,000,000  1.0%       554,153
                               Next $150,000,000    .8%
                               Over $250,000,000    .7%


---------------
(1) Annual rate, determined as a percentage of average daily net assets.

(2) Plus 2% of the net amount of investment income after deducting interest on borrowed funds.

     THE INTERIM AGREEMENTS. Each of the Fortis Agreements terminated by its terms upon the consummation of the Acquisition, because the Acquisition resulted in an "assignment," as defined in the 1940 Act, of each of the Fortis Agreements.

     Each Fund has entered into an interim investment advisory and management agreement with HIFSCO (each, an "Interim Advisory Agreement"). Each Interim Advisory Agreement went into effect on the termination of the corresponding Fortis Agreement, which occurred upon the consummation of the Acquisition, and will remain in effect (for a period of not more than 150 days) until definitive investment management agreements are put into effect, as described below.

     Each Interim Advisory Agreement contains provisions substantially identical to those in the corresponding Fortis Agreement and provides, additionally, that HIFSCO may appoint one or more sub-advisers for the Fund. The fees payable by each Fund are the same under its Interim Advisory Agreement as under its Fortis Agreement.

     Each Interim Advisory Agreement provides that the fees payable by each Fund under the Agreement will be held in an interest-bearing escrow account with the Fund's custodian, to be paid to HIFSCO upon shareholder approval of a definitive investment management agreement with HIFSCO for that Fund. If shareholders of a Fund do not approve the definitive investment management agreement with HIFSCO within 150 days after the Interim Advisory Agreement is put in place for that Fund, HIFSCO will be paid by the Fund the lesser of (i) any costs incurred by HIFSCO in performing the Interim Advisory Agreement (which would likely include any sub-advisory fees payable by it, other than fees paid to HIMCO), plus interest on that amount while in escrow, and (ii) the total amount in the escrow account (plus interest earned).

     At the time of the Acquisition, HIFSCO entered into interim sub-advisory agreements with Wellington Management for certain of the Funds, and with HIMCO for the remaining Funds (the "Interim Sub-Advisory Agreements"). Table 6 specifies the sub-adviser for each Fund. The Interim Sub-Advisory Agreements require Wellington Management or HIMCO, as the case may be, to provide investment advisory services to the Funds on terms substantially identical to those of the Fortis Agreements, subject to the general oversight of HIFSCO. HIFSCO pays fees to Wellington Management or HIMCO, as the case may be, under the Interim Sub-Advisory Agreements at the rates specified below:

                                    TABLE 6


                                                  SUB-ADVISORY FEE RATE*
                                                --------------------------
                                                                    ANNUAL
FUND                          SUB-ADVISER             ASSETS         RATE
----                     ---------------------  ------------------  ------
Fortis Asset Allocation
  Portfolio............  Wellington Management  First $50 Million   0.325%
                                                Next $100 Million   0.250%
                                                Next $350 Million   0.200%
                                                Over $500 Million   0.150%
Fortis Capital
  Appreciation
  Portfolio............  Wellington Management  First $50 Million   0.400%
                                                Next $100 Million   0.300%
                                                Next $350 Million   0.250%
                                                Over $500 Million   0.200%
Fortis Capital Fund....  Wellington Management  First $50 Million   0.400%
                                                Next $100 Million   0.300%
                                                Next $350 Million   0.250%
                                                Next $500 Million   0.200%
                                                Over $1,000         0.175%
                                                Million
Fortis Global Growth
  Portfolio............  Wellington Management  First $50 Million   0.400%
                                                Next $100 Million   0.300%
                                                Next $350 Million   0.250%
                                                Over $500 Million   0.200%
Fortis Growth & Income
  Fund.................  Wellington Management  First $50 Million   0.325%
                                                Next $100 Million   0.250%
                                                Next $350 Million   0.200%
                                                Over $500 Million   0.150%
Fortis Growth Fund,
  Inc..................  Wellington Management  First $50 Million   0.400%
                                                Next $100 Million   0.300%
                                                Next $350 Million   0.250%
                                                Over $500 Million   0.200%
Fortis High Yield
  Portfolio............  HIMCO                  Cost Reimbursement
Fortis International
  Equity Portfolio.....  Wellington Management  First $50 Million   0.400%
                                                Next $100 Million   0.300%
                                                Next $350 Million   0.250%
                                                Over $500 Million   0.200%

                                                  SUB-ADVISORY FEE RATE*
                                                --------------------------
                                                                    ANNUAL
FUND                          SUB-ADVISER             ASSETS         RATE
----                     ---------------------  ------------------  ------
Fortis Money Fund......  HIMCO                  Cost Reimbursement
Fortis Securities,
  Inc..................  HIMCO                  Cost Reimbursement
Fortis Strategic Income
  Fund.................  HIMCO                  Cost Reimbursement
Fortis Tax-Free
  Minnesota
  Portfolio............  HIMCO                  Cost Reimbursement
Fortis Tax-Free
  National Portfolio...  HIMCO                  Cost Reimbursement
Fortis U.S. Government
  Securities Fund......  HIMCO                  Cost Reimbursement
Fortis Value Fund......  Wellington Management  First $50 Million   0.400%
                                                Next $100 Million   0.300%
                                                Next $350 Million   0.250%
                                                Over $500 Million   0.200%


---------------

* Annual rate, determined as a percentage of average daily net assets (for Funds sub-advised by Wellington Management) or determined based on HIMCO's direct and indirect expenses on a quarterly basis (for funds sub-advised by HIMCO).


     All sub-advisory fees are paid by HIFSCO to the sub-advisers. The Funds do not pay any fees directly to Wellington Management or HIMCO. Each Interim Sub-Advisory Agreement went into effect upon the consummation of the Acquisition, and will remain in effect (for a period of not more than 150 days) until definitive investment management and sub-advisory agreements are put into effect, as described below.

     The Interim Sub-Advisory Agreements provide that the fees that would be payable to a sub-adviser with respect to a Fund under the agreements will be held in an interest-bearing escrow account with the Fund's custodian, to be paid to the applicable sub-adviser upon shareholder approval of a definitive sub-advisory agreement for the Fund with such sub-adviser. If shareholders of a Fund do not approve the definitive sub-advisory agreement with the applicable sub-adviser for a Fund within 150 days after the Interim Sub-Advisory Agreement is put in place for that Fund, the applicable sub-adviser will be paid the lesser of (i) any costs incurred by it in performing the Interim Sub-Advisory Agreement, plus interest on that amount while in escrow, and (ii) the total amount in the escrow account (plus interest earned).

     Each Interim Advisory and Sub-Advisory Agreement provides that the Fund's Board of Directors, or a majority of the Fund's outstanding voting securities, may terminate the Agreement at any time, without payment of any penalty, on not more than 10 calendar days written notice to HIFSCO or the sub-adviser in question.

     Wellington Management and HIMCO advised the Board of Directors that, in connection with their commencing active management of the Funds, they expected to sell a substantial number of the existing investments of each Fund and to reinvest the proceeds in other securities which continued to be consistent with the Funds' investment objectives and policies. As a result, following commencement by Wellington Management and HIMCO of active management of these Funds following the Acquisition, each Fund has incurred transaction costs in connection with the sale and purchase of these portfolio securities, and realized capital gains sooner than it otherwise would have. This will result in larger taxable distributions of capital gains to shareholders of the Funds than would otherwise have been the case.



     As set forth in the table below, as of April 19, 2001, only two Funds had realized capital gains in an amount greater than 5% of their net asset values.


                                    TABLE 7


                                         NET ASSET VALUE    REALIZED GAINS
FUND                                        PER SHARE         PER SHARE
----                                     ---------------    --------------
Fortis Global Growth Portfolio.........      $22.45             $3.862
Fortis Growth & Income Fund............      $15.09             $0.829


     The Board of Directors of each Fund, including a majority of the Directors who are not interested persons of the Fund, Fortis Advisers, HIFSCO, HIMCO, or Wellington Management, approved each of the Interim Advisory and Sub-Advisory Agreements at a meeting on March 23, 2001, as described below. The Board of each Fund, including a majority of such disinterested Directors, determined at the meeting that the scope and quality of services to be provided to the Fund under the Agreements will be at least equivalent to the scope and quality of services provided under the Fortis Agreement for that Fund.

     THE DEFINITIVE AGREEMENTS. The Board of Directors of each Fund has approved, and is recommending to shareholders of each Fund that they approve, definitive management agreements between the Funds and HIFSCO (each, a "Definitive Agreement"). In addition, the Boards have approved, and are recommending to shareholders of each Fund that they approve, a sub-advisory agreement between HIFSCO and Wellington Management or HIMCO (each, a "Sub-Advisory Agreement"). The sub-adviser proposed for each Fund is the same as specified in Table 6, and the rates at which fees would be payable to the sub-advisers by the Funds are the same as specified in Table 6. The forms of each Agreement are included with this proxy statement as Appendices A, B, and C.

     The form of the proposed Definitive Agreement between HIFSCO and the Funds is based on the form HIFSCO currently has in place with each of the other investment companies it serves as investment adviser. The forms of Sub-Advisory Agreements with Wellington Management and HIMCO are similarly based on the forms currently in place with other investment companies advised by HIFSCO for which those firms serve as sub-advisers.


     The Definitive Investment Management Agreement. The Definitive Agreement for each Fund provides that HIFSCO shall, subject to the direction and control by the Board of Directors, (i) regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies, and the purchase and sale of securities; (ii) supervise continuously the investment program of each Fund and the composition of its portfolio securities and determine what securities shall be purchased or sold by the Fund; and (iii) arrange for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the Fund. The Definitive Agreement permits HIFSCO, upon approval of the Board of Directors and shareholders where appropriate, to engage one or more sub-advisers for the Fund; the Fortis Agreement contained no comparable provision.



     The Definitive Agreement requires HIFSCO to assist in the supervision of all aspects of a Fund's operation (including, by way of example, the coordination of all matters relating to the functions of the custodian, transfer agent, or other shareholder servicing agents). HIFSCO is also required by the Definitive Agreement to provide the Fund with office space and the services of HIFSCO's officers or employees to serve as officers of the Fund.



     The Definitive Agreement does not require HIFSCO to bear the costs of the Funds' transfer agent, registrar, and dividend disbursing agent. The Fortis Agreement, by contrast, required Fortis Advisers to bear the costs of serving in this capacity for the Funds. Hartford Administrative Services Company (formerly Fortis Advisers) has entered into an agreement with HIFSCO and each of the Funds pursuant to which it will provide these services to each Fund, and HIFSCO has agreed to pay the related fees and expenses of Hartford Administrative Services Company. Any amendment to that agreement which would relieve HIFSCO of its obligation to pay such fees and expenses and impose such costs on any Fund, thereby increasing such Fund's expense ratio, would require the approval of a majority of the directors of such Fund who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund or HIFSCO. There is no current intention so to amend the agreement.


     The Definitive Agreement provides that HIFSCO or any sub-adviser may effect securities transactions for a Fund at commission rates in excess of the minimum commission rates available, if HIFSCO or the sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by the broker or dealer in question, viewed in terms of either that particular transaction or HIFSCO's or the sub-adviser's overall responsibilities with respect to the Fund and other advisory clients. The Fortis Agreement contained no comparable provision.

     The Definitive Agreement provides that HIFSCO will not be liable for any loss or losses sustained by reason of any investment including the purchase, holding, or sale of any security, or with respect to the administration of the Fund, as long as HIFSCO shall have acted in good faith and with due care, except that nothing in the Definitive Agreement will be deemed to protect HIFSCO against any liability to the Fund or its shareholders by reason of HIFSCO's willful misfeasance, bad faith, or negligence (or, alternatively, in the case of any Fund where Wellington Management serves as sub-adviser, gross negligence) in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Definitive Agreement. The Fortis Agreement contained no comparable provision.

     The Definitive Agreement provides that it will continue in effect for two years and from year to year thereafter provided that its continuance after the initial two years is specifically approved at least annually (1) by a vote of a majority of the members of the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund, and (2) in either event, by the vote of a majority of the members of the Fund's Board of Directors who are not parties to the Definitive Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the Definitive Agreement.

     The Definitive Agreement (i) may be terminated at any time without the payment of any penalty either by a vote of a majority of the members of the Board of Directors of the Fund or by a vote of a majority of the Fund's outstanding voting securities, on sixty days prior written notice to HIFSCO;
(ii) will immediately terminate in the event of its assignment; and (iii) may be terminated by HIFSCO on sixty days prior written notice to the Fund, but such termination will not be effective until the Fund shall have contracted with one or more persons to serve as a successor investment adviser for the Fund and such person(s) shall have assumed such position.

     The Definitive Sub-Advisory Agreements. Under the proposed Sub-Advisory Agreements in respect of a Fund between HIFSCO and Wellington Management or HIMCO, as the case may be, the sub-adviser will be required to evaluate and implement an investment program appropriate for the Fund in question and to amend and update the program from time to time as financial and other economic conditions change as determined by HIFSCO and the sub-adviser. The Sub-Advisory Agreements provide that the sub-adviser, in consultation with HIFSCO when appropriate, will make all determinations with respect to the investment of the assets of the Fund and the purchase or sale of portfolio securities, and take such steps as may be necessary to implement the same.

     The sub-adviser is required to manage the Fund in conformity with any investment guidelines or other instructions received in writing from HIFSCO. The sub-adviser selects the brokers or dealers to execute the purchases and sales of portfolio securities for the Fund.

     Each Sub-Advisory Agreement provides that the sub-adviser shall not be liable for any loss or losses sustained by reason of any investment including the purchase, holding, or sale of any security as long as the sub-adviser shall have acted in good faith and with due care, except that nothing in the Sub-Advisory Agreement will be deemed to protect the sub-adviser from any liability by reason of the sub-adviser's willful misfeasance, bad faith, or negligence (gross negligence, in the case of the Sub-Advisory Agreement with Wellington Management) in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

     Each Sub-Advisory Agreement provides that it will continue in effect for two years and from year to year thereafter provided that its continuance after the initial two years is specifically approved at least annually (1) by a vote of a majority of the members of the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund, and (2) in either event, by the vote of a majority of the members of the Fund's Board of Directors who are not parties to the Sub-Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the Sub-Advisory Agreement.

     Each Sub-Advisory Agreement (1) may be terminated with respect to a Fund at any time without the payment of any penalty either by vote of the members of the Board of Directors of the Fund or by a vote of a majority of the Fund's outstanding voting securities, or by HIFSCO on written notice to the sub-adviser, (2) will immediately terminate in the event of its assignment, (3) may be terminated by the sub-adviser on ninety days prior written notice to HIFSCO, but such termination will not be effective until HIFSCO shall have contracted with one or more persons to serve as a successor sub-adviser for the Fund (or HIFSCO or an affiliate of HIFSCO agrees to manage the Fund) and such person(s) shall have assumed such position, and (4) will terminate automatically upon termination of the advisory agreement between HIFSCO and the Fund.

     WELLINGTON MANAGEMENT COMPANY, LLP. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. Wel-lington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2000, Wellington Management had investment management authority over approximately $274 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.


     HARTFORD INVESTMENT MANAGEMENT COMPANY. HIMCO is a wholly owned subsidiary of The Hartford, and is principally located at 55 Farmington Avenue, Hartford, CT 06105. Organized in 1996, HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies, and other institutional accounts. As of December 31, 2000, HIMCO and its wholly owned subsidiary had approximately $65.3 billion in assets under management.

     DIRECTOR ACTION. At a special telephonic Board meeting held September 14, 2000, the Directors discussed with executives of Fortis, Inc. their plans to sell Fortis Financial Group (which includes Fortis Advisers and its subsidiary, Fortis Investors). Fortis, Inc. executives discussed the proposed offer and sale process and how the interests of Fund shareholders would be protected during this period. The Directors also discussed with their independent legal counsel their roles and responsibilities in connection with the proposal.

     A special "in-person" Board meeting was held on September 27, 2000. Various issues pertaining to the proposed sale were discussed, including criteria which the Directors would use to judge whether or not the proposal made by a potential buyer of Fortis Advisers was in the best interest of Fund shareholders, and the process Directors would use to evaluate a potential buyer. The Board met "in person" on September 28, 2000 and discussed the proposed sale process, the criteria to be used to evaluate a potential buyer, the need for Directors to receive timely information on likely buyers, and the need for Directors to meet with the potential buyer and undertake other "due diligence" activities prior to their taking final action on the proposal.

     A telephonic Board meeting was held on October 11, 2000. The Directors were provided with updated information on the sale process. It was agreed that information on the five or six possible purchasers would be supplied to the Directors when such candidates were identified. The Directors also discussed their appropriate roles, including with respect to the "due diligence" process.

     A telephonic Board meeting was held on October 27, 2000, at which time the identity of a variety of potential buyers was disclosed. In connection with a telephonic Board meeting on November 10, 2000, the Directors were provided with written information on the six potential buyers (including The Hartford) which would be conducting their own due diligence in connection with the possible purchase of Fortis Financial Group. The Directors were given the opportunity to provide input on the six potential acquirers. Based upon the information provided, the Directors stated they had no objection to Fortis, Inc. continuing discussions with such potential acquirers. The Directors also discussed the types of information which a potential acquirer would need to provide in connection with the Board's "due diligence" process. Directors were updated on the sale process at an "in person" Executive Committee meeting on November 21, 2000 and a telephonic Board meeting on December 4, 2000, and Directors had the opportunity to refine their role in the "due diligence" process. These topics were also discussed at an "in person" Board meeting on December 14, 2000.

     In connection with a telephonic Board meeting held January 9, 2001, Directors were advised that it was likely Fortis, Inc. would enter into an agreement to sell Fortis Financial Group to Hartford Life. Directors were supplied with additional information on The Hartford organization, certain of its registered investment companies and their advisers and sub-advisers (including HIFSCO, HL Investment Advisors, LLC ("HL Advisors") and HIMCO). Information was also provided on Wellington Management, an investment management firm not related to The Hartford, which currently provides sub-advisory services to a number of registered investment companies sponsored by The Hartford. Directors were advised of Hartford Life's plans to continue to use Fortis Advisers as the Funds' transfer agent and accounting services provider and Fortis Investors as the Funds' underwriter.


     In connection with a telephonic Board meeting on February 6, 2001, the Directors reviewed the press releases issued by Fortis, Inc. and Hartford Life to the effect that Hartford Life had agreed to buy Fortis Financial Group, subject to various conditions. There was a discussion of the steps being taken by Fortis Advisers to maintain the level of investment advisory and other Fund services until the closing of the sale of Fortis Financial Group and thereafter, including the possibility of entering into interim advisory agreements. (See "The Interim Agreements," above.) The Directors were also advised of the status of the transition/integration between Fortis Financial Group and Hartford Life. At a telephonic Board meeting on February 9, 2001, Fortis Advisers' representatives reported upon certain of Hartford Life's preliminary plans for the Funds and Fortis Advisers, and its intention to propose that the Directors approve interim and definitive advisory agreements with affiliates of Hartford Life and sub-advisory agreements with Wellington Management and HIMCO.



     At an "in person" Executive Committee meeting held February 16, 2001, the Directors discussed a variety of issues, including the proposed interim and definitive advisory agreements, the types of material to be supplied by Hartford Life and others, and the meetings with Hartford Life and others on March 6 and 7, 2001. It was agreed that substantially all of the written material to be considered at the March 6 and 7 meetings would be provided to Directors by the end of February. It was also agreed that a telephonic Board meeting would be held March 1, 2001, so that substantive director concerns could be conveyed to Hartford Life prior to March 6 and addressed on March 6 and 7. The Board met telephonically on March 1, 2001 and thereafter conveyed certain requests to Hartford Life. In response to the Board's requests, Hartford Life provided the Board with detailed information on a broad range of topics pertinent to the Board's consideration.


     At an "in person" Board meeting on March 6 and 7, Directors met via teleconference with representatives of Hartford Life, HIFSCO, HL Advisors, HIMCO, and Wellington Management, and with certain members of the portfolio management teams from HIMCO and Wellington Management that would be involved in the day-to-day portfolio management of the Funds. They considered: (i) the performance records of HIFSCO, HL Advisors, HIMCO, and Wellington Management with respect to similar funds; (ii) their resources; (iii) their investment philosophy; (iv) the expertise of their investment personnel; and (v) the steps such firms take to retain top investment management talent. Directors also met via teleconference with the senior Hartford Life executives who would be responsible for Fund distribution, and personnel for Hartford Life, HIFSCO, HL Advisors, HIMCO, and Wellington Management who would be involved in Fund compliance and internal legal matters. Directors met via teleconference with certain persons affiliated with Hartford Life who were proposed by Hartford Life to be elected as executive officers of the Funds. The Directors were advised that Hartford Life intends to keep Fortis Advisers as the transfer agent and accounting agent for the Funds, and intends to work to retain current key personnel of Fortis Advisers in these areas. The Directors were also advised that Hartford Life will pay all costs of the joint special meeting of shareholders and the proxy statement, including expenses of the Reorganizations. (See Proposal Two below.)


     The Directors considered statements by Hartford Life, HIFSCO, HL Advisors, HIMCO, and Wellington Management as to their intentions to maintain the same high quality of service the Funds have enjoyed to date and as to each firm's intention generally to provide appropriate support to the servicing of the Funds. The Directors also considered generally the financial resources of Hartford Life and the reputation and general expertise of Hartford Life, HIFSCO, HL Advisors, HIMCO, and Wellington Management.

     The Directors also considered the facts:


     - that the fees to be paid by each Fund under the Definitive Agreements will be paid at the same rate as under the Fortis Agreements, and that Hartford Life does not currently intend to propose fee increases in the Definitive Agreements (nor propose that other agreements be entered into between the Funds and Hartford Life or its affiliates providing for incremental consideration);

     - that HIFSCO has agreed to pay the costs of Hartford Administrative Services Company for its services as transfer agent, registrar, and dividend disbursing agent and that any amendment which would relieve HIFSCO of such obligation and impose such costs on any Fund, thereby increasing such Fund's expense ratio, would require the approval of a majority of the directors of such Fund who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund or HIFSCO, and that there is no current intention so to amend such agreement;



     - that if a Fund is later merged into another Fund, or into a fund currently advised by an entity affiliated with Hartford Life, fund expenses borne by shareholders may change, and that such mergers will only occur following the favorable vote of Fund shareholders; and



     - that shareholders of any Fund (except Fortis Securities, Inc.) will be able to exchange their Fund shares for shares of retail funds offered by The Hartford and its affiliates, although the precise time when this benefit will become available to shareholders has not yet been determined.



     At an "in person" Board of Directors meeting held on March 23, 2001, the Board (including a majority of the directors who are not "interested persons" of the Funds, HIFSCO, HIMCO, or Wellington Management as that term is defined in the 1940 Act) approved each of the Interim Advisory Agreements, Interim Sub-Advisory Agreements, Definitive Agreements, and Sub-Advisory Agreements, and recommended the approval of the Definitive Agreements and Sub-Advisory Agreements by shareholders. In arriving at such decision the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.



     GENERAL. Subject to any policy established by the Board of Directors, HIMCO and Wellington Management, as sub-advisers, are primarily responsible for the investment decisions of each Fund and the placing of its portfolio transactions. Investment decisions for the Funds by each Fund's sub-adviser will be made independently from those of any other clients that may be (or in the future may be) managed by HIMCO or Wellington Management or their affiliates. If, however, accounts managed by HIMCO or Wellington Management, as the case may be, are simultaneously engaged in the purchase of the same security, then, pursuant to each sub-adviser's applicable procedures, available securities may be allocated to a Fund or other client account, and may be averaged as to price in whatever manner the sub-adviser deems to be fair. Such allocation and pricing may affect the amount of brokerage commissions paid by a Fund. In some cases, this system might adversely affect the price paid by a Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (for example, in the case of a small issue).

     Each Fund pays its own expenses including, without limitation: (i) expenses of maintaining the Fund and continuing its existence, (ii) registration of the Fund under the 1940 Act, (iii) auditing, accounting, and legal expenses, (iv) taxes and interest, (v) governmental fees, (vi) expenses of issue, sale, repurchase, and redemption of Fund shares, (vii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (viii) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefore, (ix) expenses of reports to governmental officers and commissions, (x) insurance expenses, (xi) association membership dues, (xii) fees, expenses, and disbursements of custodians for all services to the Fund,
(xiii) fees, expenses, and disbursements of shareholder servicing agents for the Fund, (xiv) expenses for servicing shareholder accounts, (xv) any direct charges to shareholders approved by the Directors of the Fund, (xvi) compensation and expenses of Directors of the Fund who are not "interested persons" of the Fund, and (xvii) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its Directors and officers with respect thereto.


     BROKERAGE ALLOCATION. The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. In placing orders, it is the policy of each Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of execution. While HIMCO and Wellington Management generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest possible spread or commission.


     HIMCO and Wellington Management will generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

     HIMCO and Wellington Management (as applicable) generally seek to obtain the most favorable net results in effecting transactions in a Fund's portfolio securities. From time to time, dealers who provide supplemental investment research to HIMCO or Wellington Management may receive orders for transactions from HIMCO or Wellington Management. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of HIMCO or Wellington Management, a Fund will be benefited by such supplemental research services, HIMCO and Wellington Management are authorized to pay spreads or commissions to brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by HIMCO and Wellington Management under the Sub-Advisory Agreements. The expenses of HIMCO and Wellington Management will not necessarily be reduced as a result of the receipt of such supplemental information. HIMCO and Wellington Management may use such supplemental research in providing investment advice to portfolios other than those for which the transactions are made. Similarly, the Funds may benefit from such research obtained by HIMCO and Wellington Management for portfolio transactions for other clients.


     Although the rules of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Upon Board approval and with instructions from the Funds, HIMCO and Wellington Management may direct brokerage transactions to broker/dealers who also sell shares of the Funds.


     ADDITIONAL INFORMATION REGARDING DIRECTORS AND OFFICERS. The following information is provided for each Director and principal executive officer of HIFSCO, HIMCO, and Wellington Management.

                                    TABLE 8

NAME                          POSITION WITH HIFSCO     PRINCIPAL OCCUPATION
----                         -----------------------  -----------------------
Lowndes A. Smith...........  President, Chief         President and Chief
                             Executive Officer and    Executive Officer of
                             Director                 Hartford Life(1)
Thomas M. Marra............  Executive Vice           Chief Operating Officer
                             President -- Sales and   of Hartford Life(1)
                             Distribution and
                             Director
David M. Znamierowski......  Senior Vice              Chief Investment
                             President --             Officer of Hartford
                             Investments and          Life(1)
                             Director
Peter W. Cummins...........  Senior Vice              Senior Vice President
                             President -- Sales and   of Hartford Life(1)
                             Distribution and
                             Director
Andrew W. Kohnke...........  Senior Vice              Managing Director of
                             President --             HIMCO(2)
                             Investments and
                             Director

---------------

(1) The principal business address for Hartford Life is 200 Hopmeadow Street, Simsbury, CT 06070.


(2) The principal business address for HIMCO is 55 Farmington Avenue, Hartford, CT 06105.

                                    TABLE 9


                                  POSITION WITH HIMCO(1)/PRINCIPAL
NAME                                         OCCUPATION
----                              --------------------------------
Brenda J. Furlong...............  President and Director
Andrew W. Kohnke................  Managing Director and Director
Bruce J. MacLean................  Managing Director, Director of
                                  Municipal Bonds, and Director


---------------
(1) The principal business address for HIMCO is 55 Farmington Avenue, Hartford, CT 06105.

     Wellington Management is a private limited liability partnership owned by its 69 active partners. The managing partners of Wellington Management as of December 31, 2000 were Duncan M. McFarland, John R. Ryan, and Laurie A. Gabriel. Appendix D sets forth a listing of the general partners and Senior Vice Presidents of Wellington Management, each of whom may be reached at the principal offices of the firm located at 75 State Street, Boston, MA 02109.

     ADDITIONAL INFORMATION REGARDING ADVISER AND SUB-ADVISER FEES. HIFSCO, HIMCO, and Wellington Management also provide management and other services and facilities to a number of other investment companies. Information with respect to the assets of and management fees payable to HIFSCO, HIMCO, or Wellington Management by funds having generally similar investment strategies and policies to those of the Funds is set forth below.


                                    TABLE 10


                                                                                TOTAL NET
                          COMPARABLE FUNDS                                    ASSETS AS OF
                             MANAGED BY                                     DECEMBER 31, 2000
FORTIS FUND                    HIFSCO            ANNUAL MANAGEMENT FEE         IN MILLIONS
-----------               ----------------    ----------------------------  -----------------
Fortis Asset
  Allocation
  Portfolio...........  The Hartford          First $500,000,000      0.75%      $2,080
                        Advisers Fund         Next $500,000,000       0.65%
                                              Amount Over $1 Billion  0.60%
Fortis Capital
  Appreciation
  Portfolio...........  The Hartford Small    First $500,000,000      0.85%         342
                        Company Fund          Next $500,000,000       0.75%
                                              Amount Over $1 Billion  0.70%
Fortis Capital Fund...  The Hartford Growth   First $500,000,000      0.85%           3
                        Fund                  Next $500,000,000       0.75%
                                              Amount Over $1 Billion  0.70%
Fortis Global Growth
  Portfolio...........  The Hartford Global   First $500,000,000      0.85%         506
                        Leaders Fund          Next $500,000,000       0.75%
                                              Amount Over $1 Billion  0.70%
Fortis Growth Fund,
  Inc.................  The Hartford Capital  First $500,000,000      0.80%       2,794
                        Appreciation Fund     Next $500,000,000       0.70%
                                              Amount Over $1 Billion  0.65%
Fortis Growth & Income
  Fund................  The Hartford Growth   First $500,000,000      0.80%         313
                        and Income Fund       Next $500,000,000       0.70%
                                              Amount Over $1 Billion  0.65%
Fortis High Yield
  Portfolio...........  The Hartford High     First $500,000,000      0.75%          46
                        Yield Fund            Next $500,000,000       0.65%
                                              Amount Over $1 Billion  0.60%
Fortis International
  Equity Portfolio....  The Hartford          First $500,000,000      0.85%         167
                        International         Next $500,000,000       0.75%
                        Opportunities Fund    Amount Over $1 Billion  0.70%

                                                                                TOTAL NET
                          COMPARABLE FUNDS                                    ASSETS AS OF
                             MANAGED BY                                     DECEMBER 31, 2000
FORTIS FUND                    HIFSCO            ANNUAL MANAGEMENT FEE         IN MILLIONS
-----------               ----------------    ----------------------------  -----------------
Fortis Money Fund.....  The Hartford Money    First $500,000,000      0.50%         104
                        Market Fund           Next $500,000,000       0.45%
                                              Amount Over $1 Billion  0.40%
Fortis Strategic
  Income Fund.........  The Hartford Bond     First $500,000,000      0.65%         124
                        Income Strategy Fund  Next $500,000,000       0.55%
                                              Amount Over $1 Billion  0.50%


                                    TABLE 11


                                                                             TOTAL NET
                        COMPARABLE FUNDS                                   ASSETS AS OF
                           MANAGED BY                                    DECEMBER 31, 2000
FORTIS FUND                  HIMCO            ANNUAL MANAGEMENT FEE         IN MILLIONS
-----------            ------------------  ----------------------------  -----------------
Fortis High Yield
  Portfolio..........  The Hartford High        Cost Reimbursement             $ 46
                       Yield Fund
Fortis Money
  Fund...............  The Hartford Money       Cost Reimbursement              104
                       Market Fund
Fortis Strategic
  Income Fund........  The Hartford Bond        Cost Reimbursement              124
                       Income Strategy
                       Fund


                                    TABLE 12


                         COMPARABLE FUNDS                                       TOTAL NET
                            MANAGED BY                                        ASSETS AS OF
                            WELLINGTON                                      DECEMBER 31, 2000
FORTIS FUND                 MANAGEMENT           ANNUAL MANAGEMENT FEE         IN MILLIONS
-----------             -------------------  -----------------------------  -----------------
Fortis Asset
  Allocation
  Portfolio...........  The Hartford         First $50,000,000       0.325%      $ 2,024
                        Advisers Fund        Next $100,000,000       0.250%
                                             Next $350,000,000       0.200%
                                             Next $500,000,000       0.150%
                                             Over $1,000,000,000     0.125%
                        Vanguard Wellington  First $1,000,000,000    0.100%       22,863
                        Fund                 Next $2,000,000,000     0.050%
                                             Next $7,000,000,000     0.040%
                                             Over $10,000,000,000    0.030%
                                             +/- incentive fee
                        Fortis Asset         First $50,000,000       0.325%          665
                        Allocation           Next $100,000,000       0.250%
                        Series(a)            Next $350,000,000       0.200%
                                             Over $500,000,000       0.150%

                         COMPARABLE FUNDS                                       TOTAL NET
                            MANAGED BY                                        ASSETS AS OF
                            WELLINGTON                                      DECEMBER 31, 2000
FORTIS FUND                 MANAGEMENT           ANNUAL MANAGEMENT FEE         IN MILLIONS
-----------             -------------------  -----------------------------  -----------------
                        Hartford Advisers    First $50,000,000       0.325%       13,790
                        HLS Fund(a)          Next $100,000,000       0.250%
                                             Next $350,000,000       0.200%
                                             Over $500,000,000       0.150%
                        Anchor Series        First $50,000,000       0.250%          107
                        Multi-Asset          Next $100,000,000       0.175%
                        Portfolio(a)         Over $150,000,000       0.150%
                        New England Zenith   First $100,000,000      0.325%          160
                        Fund(a)              Next $100,000,000       0.275%
                                             Over $200,000,000       0.250%
Fortis Capital
  Appreciation
  Portfolio...........  The Hartford Small   First $50,000,000       0.400%          340
                        Company Fund(b)      Next $100,000,000       0.300%
                                             Next $350,000,000       0.250%
                                             Next $500,000,000       0.200%
                                             Over $1,000,000,000     0.175%
                        Vanguard Explorer    First $500,000,000      0.250%        1,081
                        Fund                 Next $250,000,000       0.200%
                                             Next $250,000,000       0.150%
                                             Over $1,000,000,000     0.100%
                                             +/- incentive fee
                        Fortis Aggressive    First $50,000,000       0.400%          353
                        Growth Series(a)     Next $100,000,000       0.300%
                                             Next $350,000,000       0.250%
                                             Over $500,000,000       0.200%
                        Hartford Small       First $50,000,000       0.400%          996
                        Company HLS Fund(a)  Next $100,000,000       0.300%
                                             Next $350,000,000       0.250%
                                             Over $500,000,000       0.200%
                        John Hancock         First $100,000,000      0.550%          182
                        Variable Series      Next $100,000,000       0.450%
                        Trust 1 Small/Mid    Over $200,000,000       0.400%
                        Cap Growth
                        Portfolio(a)
                        Ultra Series: Mid    All levels of assets    0.600%           10
                        Cap Stock Fund(a)
Fortis Capital
  Fund................  The Hartford Growth  First $50,000,000       0.400%      $     3
                        Fund(b)              Next $100,000,000       0.300%
                                             Next $350,000,000       0.250%
                                             Next $500,000,000       0.200%
                                             Over $1,000,000,000     0.175%
                        Hartford Growth HLS  First $50,000,000       0.400%            3
                        Fund(a)              Next $100,000,000       0.300%
                                             Next $350,000,000       0.250%
                                             Over $500,000,000       0.200%
                        Anchor Series        First $50,000,000       0.325%          906
                        Growth Portfolio(a)  Next $100,000,000       0.225%
                                             Next $350,000,000       0.200%
                                             Over $500,000,000       0.150%

                         COMPARABLE FUNDS                                       TOTAL NET
                            MANAGED BY                                        ASSETS AS OF
                            WELLINGTON                                      DECEMBER 31, 2000
FORTIS FUND                 MANAGEMENT           ANNUAL MANAGEMENT FEE         IN MILLIONS
-----------             -------------------  -----------------------------  -----------------
                        First Investors      First $50,000,000       0.325%          278
                        Life Series Fund:    Next $100,000,000       0.275%
                        Growth Fund(a)       Next $350,000,000       0.225%
                                             Over $500,000,000       0.200%
Fortis Global
  Growth Portfolio....  The Hartford Global  First $50,000,000       0.400%          485
                        Leaders Fund         Next $100,000,000       0.300%
                                             Next $350,000,000       0.250%
                                             Next $500,000,000       0.200%
                                             Over $1,000,000,000     0.175%
                        First Investors      First $50,000,000       0.400%          347
                        Global
                        Fund                 Next $100,000,000       0.275%
                                             Next $350,000,000       0.225%
                                             Over $500,000,000       0.200%
                        Fortis Global        First $50,000,000       0.400%          403
                        Growth Series(a)     Next $100,000,000       0.300%
                                             Next $350,000,000       0.250%
                                             Over $500,000,000       0.200%
                        Hartford Global      First $50,000,000       0.400%          449
                        Leaders HLS Fund(a)  Next $100,000,000       0.300%
                                             Next $350,000,000       0.250%
                                             Over $500,000,000       0.200%
                        First Investors      First $50,000,000       0.400%          118
                        Life Series Fund:    Next $100,000,000       0.275%
                        International        Next $350,000,000       0.225%
                        Securities Fund(a)   Over $500,000,000       0.200%
Fortis Growth
  Fund, Inc...........  The Hartford         First $50,000,000       0.400%        2,683
                        Capital              Next $100,000,000       0.300%
                        Appreciation Fund    Next $350,000,000       0.250%
                                             Next $500,000,000       0.200%
                                             Over $1,000,000,000     0.175%
                        Fortis Growth Stock  First $50,000,000       0.400%        1,089
                        Series(a)            Next $100,000,000       0.300%
                                             Next $350,000,000       0.250%
                                             Over $500,000,000       0.200%
                        Hartford Capital     First $50,000,000       0.400%        8,656
                        Appreciation HLS     Next $100,000,000       0.300%
                        Fund(a)              Next $350,000,000       0.250%
                                             Over $500,000,000       0.200%
                        Anchor Series        First $50,000,000       0.375%        1,838
                        Capital              Next $100,000,000       0.275%
                        Appreciation         Over $150,000,000       0.250%
                        Portfolio(a)

                         COMPARABLE FUNDS                                       TOTAL NET
                            MANAGED BY                                        ASSETS AS OF
                            WELLINGTON                                      DECEMBER 31, 2000
FORTIS FUND                 MANAGEMENT           ANNUAL MANAGEMENT FEE         IN MILLIONS
-----------             -------------------  -----------------------------  -----------------
Fortis Growth &
  Income Fund.........  The Hartford Growth  First $50,000,000       0.325%          308
                        and Income Fund      Next $100,000,000       0.250%
                                             Next $350,000,000       0.200%
                                             Next $500,000,000       0.150%
                                             Over $1,000,000,000     0.125%
                        North American       First $50,000,000       0.325%          306
                        Funds Growth and     Next $150,000,000       0.275%
                        Income (formerly     Next $300,000,000       0.225%
                        Cypress Tree Growth  Over $500,000,000       0.150%
                        & Income)
                        Fortis Growth &      First $50,000,000       0.325%          290
                        Income Series(a)     Next $100,000,000       0.250%
                                             Next $350,000,000       0.200%
                                             Over $500,000,000       0.150%
                        Hartford Growth &    First $50,000,000       0.325%          388
                        Income HLS Fund(a)   Next $100,000,000       0.250%
                                             Next $350,000,000       0.200%
                                             Over $500,000,000       0.150%
                        Manufacturers        First $50,000,000       0.325%        2,925
                        Investment Trust     Next $150,000,000       0.275%
                        Growth & Income      Next $300,000,000       0.225%
                        Portfolio(a)         Over $500,000,000       0.150%
                        Anchor Series        First $50,000,000       0.325%           38
                        Growth & Income      Next $100,000,000       0.225%
                        Portfolio(a)         Next $350,000,000       0.200%
                                             Over $500,000,000       0.150%
                        Sun Life Investors   First $50,000,000       0.500%            6
                        Foundation Fund(a)   Next $150,000,000       0.350%
                                             Next $300,000,000       0.300%
                                             Over $500,000,000       0.250%
                        Horace Mann Equity   First $50,000,000       0.325%          196
                        Fund(a)              Next $150,000,000       0.275%
                                             Next $300,000,000       0.225%
                                             Over $500,000,000       0.175%
Fortis International
  Equity Portfolio....  The Hartford         First $50,000,000       0.400%          162
                        International        Next $100,000,000       0.300%
                        Opportunities        Next $350,000,000       0.250%
                        Fund(b)              Next $500,000,000       0.200%
                                             Over $1,000,000,000     0.175%
                        Hartford             First $50,000,000       0.400%        1,528
                        International        Next $100,000,000       0.300%
                        Opportunities HLS    Next $350,000,000       0.250%
                        Fund(a)              Over $500,000,000       0.200%

                         COMPARABLE FUNDS                                       TOTAL NET
                            MANAGED BY                                        ASSETS AS OF
                            WELLINGTON                                      DECEMBER 31, 2000
FORTIS FUND                 MANAGEMENT           ANNUAL MANAGEMENT FEE         IN MILLIONS
-----------             -------------------  -----------------------------  -----------------
Fortis Value
  Fund................  Fortis Value         First $50,000,000       0.400%          112
                        Series(a)            Next $100,000,000       0.300%
                                             Next $350,000,000       0.250%
                                             Over $500,000,000       0.200%


---------------

(a)Funding vehicle for variable insurance product.



(b) Subject to waiver.



     DISTRIBUTION OF SHARES. Woodbury Financial Services, Inc. ("Woodbury Financial") acts as the distributor of the shares of each of the Funds (other than Fortis Securities, Inc. which, as a closed-end fund, does not have a distributor). (Woodbury Financial was known as Fortis Investors prior to the Acquisition; for ease of reference, Woodbury Financial, when used below, refers to that company both before and after the Acquisition.) At its March 23, 2001 meeting, the Board of Directors of each Fund approved a new underwriting and distribution agreement (the "Underwriting Agreement") for each of the Funds (except Fortis Securities, Inc.) with Woodbury Financial identical to the agreement previously in place. The Underwriting Agreement took effect upon the consummation of the Acquisition. Woodbury Financial receives payments of several types in connection with its service as principal underwriter of the Funds. These include: (i) payments under the Funds' distribution plans; (ii) front-load sales charges; and (iii) contingent deferred sales charges.


     PAYMENTS UNDER THE FUNDS' DISTRIBUTION PLANS. Each Fund except Fortis Securities, Inc. has entered into a distribution plan with Woodbury Financial with respect to such Fund's Class A, B, C, and H shares. Pursuant to the provisions of the distribution plans, each Fund pays Woodbury Financial fees calculated at the rates described in Table 13 below. Such fees are paid in connection with servicing of a Fund's shareholder accounts and in connection with distribution-related services provided with respect to the Fund. Woodbury Financial will be paid under the distribution plan regardless of Woodbury Financial's actual expenses.

                                    TABLE 13


                                                    RATE AT WHICH
                                             DISTRIBUTION FEES ARE PAID
                                                 WITH RESPECT TO:(1)
                                             ---------------------------
                                                        CLASS B, CLASS C
FUND                                         CLASS A      AND CLASS H
----                                         -------    ----------------
Fortis Asset Allocation Portfolio..........   .45%           1.0%
Fortis Capital Appreciation Portfolio......   .45%           1.0%

                                                    RATE AT WHICH
                                             DISTRIBUTION FEES ARE PAID
                                                 WITH RESPECT TO:(1)
                                             ---------------------------
                                                        CLASS B, CLASS C
FUND                                         CLASS A      AND CLASS H
----                                         -------    ----------------
Fortis Capital Fund........................   .25%           1.0%
Fortis Global Growth Portfolio.............   .25%           1.0%
Fortis Growth & Income Fund................   .25%           1.0%
Fortis Growth Fund, Inc....................   .25%           1.0%
Fortis High Yield Portfolio................   .35%           1.0%
Fortis International Equity Portfolio......   .25%           1.0%
Fortis Money Fund..........................   .20%(2)        1.0%(2)
Fortis Securities, Inc.....................    N/A            N/A
Fortis Strategic Income Fund...............   .25%           1.0%
Fortis Tax-Free Minnesota Portfolio........   .25%           1.0%
Fortis Tax-Free National Portfolio.........   .25%           1.0%
Fortis U.S. Government Securities Fund.....   .25%           1.0%
Fortis Value Fund..........................   .25%           1.0%


---------------
(1) Annual rate, determined as a percentage of average daily net assets attributable to the applicable class.


(2) Out of its advisory fee from Fortis Money Fund, HIFSCO pays Woodbury Financial a monthly fee of .20% of the average daily net assets of Fortis Money Fund. An additional .80% of the average daily net assets of each of the B, C, and H classes is paid by each such class to Woodbury Financial on a monthly basis.


     A portion of the total fee of each Fund with a distribution plan is paid as a distribution fee, and will be used by Woodbury Financial to cover expenses that are primarily intended to result in, or that are primarily attributable to, the sale of shares of the Fund ("Distribution Fees"). The remaining portion of the fee is paid as a shareholder servicing fee and will be used by Woodbury Financial to provide compensation for ongoing servicing and/or maintenance of shareholder accounts ("Shareholder Servicing Fees"). For the Class A shares of each Fund with a distribution plan, the entire fee is designated as a Distribution Fee. For the Class B, Class C and Class H shares of each Fund with a distribution plan, Woodbury Financial receives a total fee of 1.00% of the average daily net assets of each such class, of which .75% is designated as a Distribution Fee and .25% is designated as a Shareholder Servicing Fee.

     Distribution Fees under the distribution plan may be used for the purpose of financing any activity primarily intended to result in the sale of Fund shares, including, but not limited to, initial and ongoing sales compensation (in addition to sales charges) paid to registered representatives of Woodbury

Financial and to other broker-dealers; expenses incurred in the printing of prospectuses, statements of additional information, and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of Woodbury Financial's overhead; and payments to and expenses of persons who provide support services in connection with the distribution of Fund shares. Shareholder Servicing Fees are designed to compensate Woodbury Financial for expenses incurred in connection with providing administrative or accounting services to shareholders, including, but not limited to, an allocation of Woodbury Financial's overhead and payments made to persons, including employees of Woodbury Financial, who respond to inquiries of shareholders of the Funds regarding their ownership of shares or their accounts with the Funds, or who provide other administrative or accounting services not otherwise required to be provided by Hartford Administrative Services Company.


     During each Fund's most recent fiscal year, Woodbury Financial received payments under the distribution plan in the following amounts:

                                    TABLE 14


                               AMOUNT OF DISTRIBUTION PLAN PAYMENTS TO
                                 WOODBURY FINANCIAL WITH RESPECT TO:
                             -------------------------------------------
FUND                          CLASS A     CLASS B    CLASS C    CLASS H
----                         ----------   --------   --------   --------
Fortis Asset Allocation
  Portfolio................  $  876,087   $218,867   $129,087   $395,069
Fortis Capital Appreciation
  Portfolio................   1,098,715    241,714     86,015    372,975
Fortis Capital Fund........   1,493,359    325,352     91,629    504,835
Fortis Global Growth
  Portfolio................     402,545    191,757     69,855    274,222
Fortis Growth & Income
  Fund.....................      63,710     76,528     25,496     70,958
Fortis Growth Fund, Inc....   2,482,240    312,182     74,224    751,560
Fortis High Yield
  Portfolio................     328,378    189,959     51,466    455,392
Fortis International Equity
  Portfolio................      54,590     33,705     18,973     43,452
Fortis Money Fund..........           0     12,975      2,490     18,854
Fortis Securities, Inc. ...         N/A        N/A        N/A        N/A
Fortis Strategic Income
  Fund.....................      56,576      8,023      2,048      7,906
Fortis Tax-Free Minnesota
  Portfolio................       8,427      7,717      2,342     12,413
Fortis Tax-Free National
  Portfolio................      16,851     15,917      3,634     54,382
Fortis U.S. Government
  Securities Fund..........     113,453     43,551     25,799     95,094
Fortis Value Fund..........      94,490     69,490     24,942     81,762

     FRONT-END SALES CHARGES. Woodbury Financial retained the following amounts in the way of front-end sales charges on sales of Class A shares of the Funds during each Fund's most recent fiscal year.

                                    TABLE 15


                                       UNDERWRITING    AMOUNT RETAINED BY
FUND                                     DISCOUNT      WOODBURY FINANCIAL
----                                   ------------    ------------------
Fortis Asset Allocation Portfolio....   $  635,013         $ 146,423
Fortis Capital Appreciation
  Portfolio..........................    1,065,848           244,167
Fortis Capital Fund..................      941,792           236,749
Fortis Global Growth Portfolio.......      471,594           114,918
Fortis Growth & Income Fund..........       97,721            26,086
Fortis Growth Fund, Inc..............    1,234,877           249,190
Fortis High Yield Portfolio..........      108,084          (197,097)
Fortis International Equity
  Portfolio..........................      297,334            73,920
Fortis Money Fund....................          N/A               N/A
Fortis Securities, Inc...............          N/A               N/A
Fortis Strategic Income Fund.........       11,123            11,123
Fortis Tax-Free Minnesota
  Portfolio..........................       25,453             5,005
Fortis Tax-Free National Portfolio...       32,715             5,010
Fortis U.S. Government Securities
  Fund...............................      170,884            27,949
Fortis Value Fund....................      112,071            25,635


     CONTINGENT DEFERRED SALES CHARGES. Woodbury Financial received contingent deferred sales charges with respect to Class A, B, C, E, and H shares of each of the Funds in the following amounts during each Fund's most recent fiscal year:

                                    TABLE 16


                          CONTINGENT DEFERRED SALES CHARGE WITH RESPECT TO
                          -------------------------------------------------
FUND                      CLASS A   CLASS B    CLASS C   CLASS E   CLASS H
----                      -------   --------   -------   -------   --------
Fortis Asset Allocation
  Portfolio.............  $ 1,133   $ 36,661   $8,928    $   N/A   $112,949
Fortis Capital
  Appreciation
  Portfolio.............    1,222     36,926    5,814        N/A     50,876
Fortis Capital Fund.....    2,396     43,838    1,843        N/A    106,068
Fortis Global Growth
  Portfolio.............   14,488     34,948    1,156        N/A     44,391
Fortis Growth & Income
  Fund..................      187     19,739      317        N/A     27,112

                          CONTINGENT DEFERRED SALES CHARGE WITH RESPECT TO
                          -------------------------------------------------
FUND                      CLASS A   CLASS B    CLASS C   CLASS E   CLASS H
----                      -------   --------   -------   -------   --------
Fortis Growth Fund,
  Inc...................    1,793     40,004    2,173        N/A    115,520
Fortis High Yield
  Portfolio.............      213    108,801    1,068        N/A    288,561
Fortis International
  Equity Portfolio......       42      5,040    1,701        N/A      6,824
Fortis Money Fund.......   36,842     13,558      763        N/A     50,115
Fortis Securities,
  Inc...................      N/A        N/A      N/A        N/A        N/A
Fortis Strategic Income
  Fund..................        0      1,772       55        N/A      1,689
Fortis Tax-Free
  Minnesota Portfolio...        0      4,952      136         59     12,496
Fortis Tax-Free National
  Portfolio.............        0      4,538    1,208          0     24,960
Fortis U.S. Government
  Securities Fund.......   17,965      2,749      913        130     48,401
Fortis Value Fund.......      289     17,178      621        N/A     24,718



     SECTION 15(f). The Funds have been informed that Fortis, Inc. and Hartford Life have agreed to take certain actions to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive "safe harbor" for an investment adviser or any affiliated persons to receive any amount or benefit in connection with a sale of securities of, or any other interest in, the investment adviser as long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the directors of the investment company must not be interested persons of the adviser or the predecessor adviser. Second, an "unfair burden" must not be imposed on the investment company as a result of the transaction or any express or implied terms, conditions, or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser or the predecessor adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). The Funds have been advised that neither Fortis, Inc. nor Hartford Life, after due inquiry, is aware of any express or implied term, condition, arrangement, or understanding which would impose an "unfair burden" on the Funds as a result of the Acquisition. Hartford Life has undertaken to pay the costs and expenses of the meeting.

     REQUIRED VOTE. Shareholders of each Fund will vote separately to approve or disapprove the Definitive Agreement and the Sub-Advisory Agreement with respect to that Fund. As provided in the 1940 Act, approval of a Definitive Agreement or Sub-Advisory Agreement as to a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund and (ii) 67% or more of the shares of the Fund present at the meeting if more than 50% of the outstanding shares are present at the meeting in person or by proxy. If the shareholders of a Fund do not approve a Definitive Agreement or Sub-Advisory Agreement, the Directors will take such further action with respect to that Fund as they may deem to be in the interest of the Fund.


    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE FUNDS

   VOTE TO APPROVE THE DEFINITIVE AGREEMENTS AND THE SUB-ADVISORY AGREEMENTS.


                                  PROPOSAL TWO

                    REORGANIZATION AS A MARYLAND CORPORATION


     Shareholders of each Fund except Fortis Securities, Inc. will be asked at the meeting to consider the reorganization of the Fund as a series of shares of Fortis Series Fund, Inc., a newly formed Maryland corporation. Shareholders of Fortis Securities, Inc. will be asked at the meeting to consider the reorganization of the Fund as a separate Maryland corporation, also called Fortis Securities, Inc. In this proxy statement, each of Fortis Securities, Inc. (the newly formed Maryland corporation) and each of the series of Fortis Series Fund, Inc. is sometimes referred to as a "Maryland Fund." Because some of the other mutual funds sponsored by The Hartford are Maryland corporations or series of a Maryland corporation, the reorganization of the Funds as series of Maryland corporations has the potential to produce economies and expense savings to the Funds over time.


     Each reorganization (a "Reorganization") would be effected pursuant to an Agreement and Plan of Reorganization (a "Plan") which provides for the transfer of all of the assets of the Fund in question to the corresponding Maryland Fund, in exchange for shares of the Maryland Fund and the assumption by the Maryland Fund of all of the liabilities of the Fund, followed by the liquidation of the Fund. This proposal also would authorize the temporary amendment of the existing fundamental investment restrictions of the Fund, and the taking of any other actions by the Fund, to the extent necessary to complete the Fund's Reorganization. A vote in favor of this proposal will constitute a vote in favor of both the Reorganization of the relevant Fund and the other actions necessary to complete the Reorganization.

     Each Fund is currently organized as either a Minnesota corporation or a series of a Minnesota corporation. Following the Reorganization, each Maryland Fund will have the same name as the corresponding Fund prior to the Reorganization.


     Each series of Fortis Series Fund, Inc. and Fortis Securities, Inc. (the newly formed Maryland corporation) will have shares of common stock representing beneficial interests in the assets and liabilities belonging to that series or corporation, as the case may be, and each series, if any, may be further divided into separate classes. Each Maryland Fund will have the same investment objectives, policies, and restrictions as the corresponding existing Fund. The Maryland Funds will enter into investment management agreements with HIFSCO, identical to the Definitive Agreements described above under Proposal One. HIFSCO will in turn enter into investment sub-advisory agreements for the Maryland Funds with Wellington Management or HIMCO identical to the Sub-Advisory Agreements described above under Proposal One. In each Reorganization, the shareholders of a Fund will receive shares of the corresponding Maryland Fund which are of the same class (Class A, Class B, Class C, Class E , Class H, or Class Z), if any, as the shares of the Fund they currently hold, as further described below.



     BACKGROUND AND REASONS FOR THE REORGANIZATIONS. At a meeting held on March 23, 2001, the Board of Directors of each Fund, including a majority of those Directors who are not "interested persons" (within the meaning of 1940 Act) of the Fund, Fortis Advisers, or Fortis Investors approved the Reorganization of the Fund and recommended shareholder approval of this Proposal. The Board of Directors of each Fund determined that the Reorganization of the Fund would be in the best interest of the Fund, and that the interests of the Fund's shareholders would not be diluted as a result of effecting the Reorganization.


     The Boards considered that, because some of the other mutual funds sponsored by The Hartford are Maryland corporations or series of a Maryland corporation, the reorganization of the Funds as Maryland Funds has the potential to produce economies and expense savings to the Funds over time. They also considered that many provisions of Maryland corporate law have been tailored to address issues unique to mutual funds, facilitating corporate governance of mutual funds organized as Maryland corporations and minimizing the need for special legal and other assistance to the Fund. See "Comparison of Differences" below for a description of other features of Maryland law.

     AGREEMENT AND PLAN OF REORGANIZATION. Each Plan provides that the relevant Maryland Fund will acquire all of the assets of the corresponding Fund in exchange for the assumption by the Maryland Fund of all of the liabilities of the Fund and for the issuance of the shares of the Maryland Fund ("Reorgani-zation Shares"), all as of a date as may be agreed upon by the Maryland Fund and the Fund. The following discussion of the Plans is qualified in its entirety by the full text of the Plan for each Fund, the form of which is attached as Appendix E to this proxy statement. References to separate "classes" of Fund shares do not apply to Fortis Securities, Inc., which has only one class of shares outstanding.



     Each Fund will sell all of its assets to the corresponding Maryland Fund, and, in exchange, the Maryland Fund will assume all of the liabilities of the Fund and deliver to the Fund (i) a number of full and fractional Class A Reorganization Shares equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional Class A shares of the Fund, (ii) a number of full and fractional Class B Reorganization Shares equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional Class B shares of the Fund, (iii) a number of full and fractional Class C Reorganization Shares equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional Class C shares of the Fund, (iv) a number of full and fractional Class E Reorganization Shares (if any) equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional Class E Shares (if any) of the Fund, (v) a number of full and fractional Class H Reorganization Shares equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional Class H shares of the Fund, and (vi) a number of full and fractional Class Z Reorganization Shares (if any) equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional Class Z Shares (if any), of the Fund. For a discussion of the tax consequences of the proposed Reorganization, see "Federal Income Tax Consequences" below.



     Immediately following the Exchange Date (as defined in each Plan), each Fund will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Reorganization Shares received by the Fund, with Class A Reorganization Shares being distributed to holders of Class A shares of the Fund, Class B Reorganization Shares being distributed to holders of Class B shares of the Fund, Class C Reorganization Shares being distributed to holders of Class C shares of the Fund, Class E Reorganization Shares (if any) being distributed to holders of Class E shares of the Fund (if any), Class H Reorganization Shares being distributed to holders of Class H shares of the Fund, and Class Z Reorganization Shares (if any) being distributed to holders of Class Z shares of Fund (if any). As a result of the proposed transaction, each holder of Class A, Class B, Class C, Class E (if any), Class H, and Class Z (if any) shares of the Fund will receive a number of Class A, Class B, Class C, Class E (if any), Class H and Class Z (if any) Reorganization Shares equal in number (and value) at the Exchange Date to the Class A, Class B, Class C, Class E (if any), Class H and Class Z (if any) shares, respectively, of the Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the corresponding Maryland Fund in the names of the Fund shareholders, each account representing the respective number of full and fractional Class A, Class B, Class C, Class E, Class H and Class Z Reorganization Shares due such shareholder. Because the shares of the Maryland Fund will not be represented by certificates, certificates for Reorganization Shares will not be issued. Certificates representing shares of the Funds will not represent any interest in the Maryland Funds following the Reorganization.


     The consummation of each Reorganization is subject to the conditions set forth in the Plan, any one of which may be waived, except as set forth in the following paragraph. Each Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of the Fund, prior to the Exchange Date, by mutual consent of the relevant Fund and Maryland Fund or, if any condition set forth in the Plan has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.


     Several of the Funds are series of Minnesota corporations which also have outstanding other series representing other Funds. In the case of these Funds, it is necessary under Minnesota law for each class of Fund shareholders to approve articles of amendment to the applicable Minnesota corporation's articles of incorporation in order to effect the Fund's Reorganization into a Maryland corporation or series of a Maryland corporation. This step is necessary in order to bind all holders of Fund shares to the Reorganization and, in particular, to bind them to the cancellation and retirement of their outstanding Fund shares. The Funds to which this requirement applies are Fortis Asset Allocation Portfolio, Fortis Capital Appreciation Portfolio, Fortis Capital Fund, Fortis Global Growth Portfolio, Fortis Growth & Income Fund, Fortis High Yield Portfolio, Fortis International Equity Portfolio, Fortis Strategic Income Fund, Fortis Tax-Free Minnesota Portfolio, Fortis Tax-Free National Portfolio, Fortis U.S. Government Securities Fund, and Fortis Value Fund. In the case of these Funds, a vote in favor of the Reorganization also will be deemed a vote in favor of the articles of amendment needed to effect the Reorganization. The form of such articles of amendment is included as a schedule to the form of Plan which is attached hereto as Appendix E. It is a condition to consummation of the Reorganization of each of these Funds that such articles of amendment have been duly filed with the Minnesota Secretary of State. This condition cannot be waived.


     All legal and accounting fees and expenses, printing and other fees and expenses (other than portfolio transfer taxes (if any), brokerage and other similar expenses, all of which will be borne by the relevant Fund) incurred in connection with the consummation of the transactions contemplated by the Plan will be borne by Hartford Life and/or its affiliates.

     Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").


     REORGANIZATION SHARES. Full and fractional Reorganization Shares will be issued to each Fund's shareholders in accordance with the procedure under the Plan as described above. The Reorganization Shares are Class A, Class B, Class C, Class E (for the Fortis U.S. Government Securities Fund, Fortis Tax-Free National Portfolio and Fortis Tax-Free Minnesota Portfolio only), Class H, and Class Z (for the Fortis Asset Allocation Portfolio and the Fortis Growth Fund, Inc. only), which will have substantially identical characteristics to the corresponding class of Fund shares with respect to 12b-1 fees, contingent deferred sales charges, and conversion. Shareholders of Fortis Securities, Inc. will receive common stock of such corporation, which will have substantially identical characteristics to the common stock of the existing Minnesota corporation.



     OTHER MATTERS. The investment objectives, policies, and restrictions of each Fund will be adopted by the corresponding Maryland Fund and will not change as a result of the Reorganization. Each Fund, as the sole shareholder of the corresponding Maryland Fund immediately prior to the Reorganizations, will vote
(i) to approve an investment management agreement between the Maryland Fund and HIFSCO, identical to the Definitive Agreement discussed in Proposal One, and an investment sub-advisory agreement between HIFSCO and HIMCO or Wellington, as the case may be, identical to the Sub-Advisory Agreements discussed in Proposal One, and (ii) for the election of each of the nominees listed in Proposal Three to serve as Directors of the Maryland Funds. Each of the persons serving as an officer of the corporations immediately prior to the Reorganization will serve in the same office for the Maryland corporations immediately following the Reorganization. Fortis Investors (which now operates as Woodbury Financial Services, Inc.) will serve as the distributor of the shares of each Maryland Fund.



     STRUCTURE OF THE CORPORATION AND THE MARYLAND FUNDS. Each Maryland corporation has been established pursuant to its articles of incorporation and bylaws under the laws of the State of Maryland. Immediately prior to the Reorganization, each Maryland corporation and its series (if any) will have nominal assets and no liabilities and the sole holder of the outstanding shares of each Maryland Fund will be the corresponding Fund.


     Each of the Reorganization Shares will be fully paid and non-assessable by the corporation when issued, will be transferable without restriction, and will have no pre-emptive or conversion rights. Pursuant to Maryland law, each Maryland corporation's articles of incorporation permit the Board of Directors, without shareholder approval, to increase the number of shares that the corporation is authorized to issue. Each Maryland corporation's articles of incorporation (except the articles of Fortis Securities, Inc.) also allow the Board of Directors to divide unissued shares into one or more series of shares representing separate investment portfolios and to divide the unissued shares of any series into two or more classes of shares having such preferences and special relative rights and privileges as the Directors may determine. Each Maryland Fund's shares will initially be divided into the same number of classes as existed under the old Fund capital structure.


     COMPARISON OF DIFFERENCES. The following is a summary of the major differences between the governing documents and laws applicable to the Funds prior to the Reorganizations and to the Maryland Funds after the Reorganizations.

     Except as otherwise noted below, the provisions of Minnesota law and the Articles of Incorporation (the "Minnesota Articles") and Bylaws (the "Minnesota Bylaws") of each Fund are substantially similar to the provisions of Maryland law and the Articles of Incorporation and Bylaws that will govern each Maryland Fund following the Reorganization (the "Maryland Articles" and "Maryland Bylaws"). Shareholders of a Maryland Fund may obtain a copy of the Maryland Articles and Maryland Bylaws without charge upon written request to such Maryland Fund, c/o Hartford Administrative Services Company, 500 Bielenberg Drive, Woodbury, Minnesota 55125.

     MEETINGS OF SHAREHOLDERS. Neither the Minnesota Articles and Minnesota Bylaws nor the Maryland Articles and Maryland Bylaws require a Fund or Maryland Fund to hold annual shareholder meetings for matters such as the election of directors, although the provisions of the 1940 Act may effectively require that a Fund or Maryland Fund call special shareholder meetings from time to time. (Fortis Securities, Inc. is currently required, and will continue to be required, to hold annual meetings of its shareholders, in connection with the listing of its shares on the New York Stock Exchange.) Under Minnesota law, if a regular meeting has not been held during the immediately preceding fifteen months, a holder or holders of 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders in writing. In contrast, Maryland law does not grant shareholders the right to demand an annual meeting.


     Under Minnesota law, the chief executive officer, the chief financial officer, two or more directors, or shareholders holding at least 10% of the shares entitled to vote have the right to call (or cause to be called) a special meeting of the shareholders. A special meeting for the purpose of considering any action directly or indirectly to facilitate or effect a business combination, including any action to change or otherwise affect the composition of the board of directors for that purpose, may be called by the chief executive officer, the chief financial officer, two or more directors, or shareholders holding at least 25% of the shares entitled to vote.


     By contrast, the Maryland Bylaws state that a special meeting of the shareholders may be called by the president, three or more directors, or, upon the written request of shareholders entitled to cast 10% of the votes at such special meeting, by the secretary.

     QUORUMS. The Minnesota Bylaws for each Fund except Fortis Securities, Inc. provide that ten percent (10%) of the shares entitled to vote constitutes a quorum at a shareholders' meeting. (Under the bylaws of Fortis Securities, Inc., a majority of the shares entitled to vote constitutes a quorum at a shareholders' meeting.) In contrast, the Maryland Bylaws provide that a majority of the shares entitled to vote constitutes a quorum at a meeting of the shareholders. Unlike the Minnesota Bylaws, which provide that a majority of directors (in the absence of any vacancy on the board) constitutes a quorum for a meeting of the board of directors, the Maryland Bylaws provide that one-third of the directors (but no fewer than two) constitutes a quorum for a meeting of the board of directors.

     NUMBER OF DIRECTORS. The Minnesota Articles and Minnesota Bylaws provide for a minimum of three directors (but no fewer than the number of record holders of the Fund's stock). The shareholders or the board of directors may increase or decrease the number of directors as permitted by law. The Maryland Articles provide that the number of directors shall initially be one and may be increased or decreased by a majority of the board of directors or by the shareholders at a meeting of the shareholders, but shall not be greater than twenty.

     REMOVAL OF DIRECTORS. The Minnesota Bylaws provide that the removal of directors shall be governed by Minnesota law, which provides that a director may be removed with or without cause at any time by the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote on the election of directors. In addition, under Minnesota law, a director who was named by the board of directors to fill a vacancy may be removed by vote of a majority of the remaining directors, provided that the shareholders have not elected directors in the interval between the time of appointment and the time of removal. Similarly, pursuant to Maryland law, any director may be removed with or without cause at any meeting of shareholders at which a quorum is present by the affirmative vote of a majority of the votes entitled to be cast generally for the election of directors.

     INDEMNIFICATION. The Minnesota Articles provide that a Fund shall indemnify its directors, officers, and employees to the full extent permitted by Minnesota law, provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the 1940 Act. Under Minnesota law, a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the person's position with the corporation against liabilities arising from such proceeding if it is established that (i) the person acted in good faith, (ii) the person received no improper personal benefit, (iii) in the case of a criminal proceeding, the person had no reasonable cause to believe the act or omission was unlawful, (iv) the person had not otherwise been indemnified by another organization, and (v) the person reasonably believed that the conduct was in (or, in certain cases, not opposed to) the best interests of the corporation.

     Minnesota law also provides that indemnification is not payable by a corporation unless a determination has been made that the person has met the standard of conduct noted in the foregoing paragraph. Such determination may be made by (i) a vote of a majority of a quorum of directors consisting of directors not, at the time, parties to the proceedings, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board (designated by a majority of the board in which directors who are parties may participate) consisting solely of two or more directors not, at the time, parties to such proceedings, (ii) special legal counsel selected by the board or a committee as set forth in (i) above, or if the quorum of the full board cannot be obtained and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate, or (iii) the shareholders. With respect to persons who are not directors, officers, or controlling persons of a Fund, such determination may be made by a committee of the board of directors. If an adverse determination or no determination is made under the foregoing provisions, then the matter may be submitted to a court.

     Under Minnesota law, indemnification expenses may be paid in advance of the final disposition if (1) the applicable person provides (a) a written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification has been met and (b) a written undertaking, which need not be secured, to repay the amount if it is determined that the standard of conduct has not been met and (2) a determination is made that the facts then known to those making the determination would not preclude indemnification under the statute. Under Minnesota law, any corporation that indemnifies or advances expenses to a person with regard to a proceeding by or on behalf of the corporation shall report that indemnification or advance to its shareholders no later than the next meeting of the shareholders.

     The Maryland Articles provide that each Fund shall indemnify (i) its directors and officers, to the full extent required or permitted by the General Laws of the State of Maryland and the federal securities laws, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the board of directors or the Maryland Bylaws and as permitted by law. Maryland law prescribes the circumstances under which a director may be indemnified. Agents may be indemnified more broadly, as determined by the board of directors.

     Under Maryland law, a corporation may indemnify any director against liabilities for acts incurred by reason of service to the corporation unless it is established that (i) the act or omission was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the director actually received an improper personal benefit or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. In addition, indemnification may not be made (i) in a proceeding by or in the right of the corporation where the director is found liable to the corporation (a "Corporate Liability") or (ii) in a proceeding charging improper personal benefit where the director is found to be liable because such benefit was improperly received, whether or not involving action in the director's official capacity (a "Personal Liability").

     Maryland law also provides that indemnification is not payable by a corporation unless a determination has been made that the director has met the standard of conduct noted in the foregoing paragraph. Such determination may be made by (i) a vote of a majority of a quorum of directors consisting of directors not, at the time, parties to the proceedings, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board (designated by a majority of the board in which directors who are parties may participate) consisting solely of two or more directors not, at the time, parties to such proceedings, (ii) special legal counsel selected by the board or a committee as set forth in (i) above, or if the quorum of the full board cannot be obtained and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate, or (iii) the shareholders. Upon the application of a director, a court may order indemnification if it determines that (i) such director is entitled to reimbursement because such director has been successful, on the merits or otherwise, in the defense of a proceeding in which such director has been determined to have met the applicable standards of conduct or (ii) whether or not the director has met the applicable standards of conduct, the director is entitled to indemnification in view of all the relevant circumstances, provided that the indemnification payment shall be limited to the director's expenses in cases involving Corporate Liability or Personal Liability.

     Under Maryland law, indemnification expenses may be paid in advance of the final disposition if a director provides (i) a written affirmation of his good faith belief that the standard of conduct necessary for indemnification has been met and (ii) a written undertaking to repay the amount if it is determined that the standard of conduct has not been met. This undertaking need not be secured.

     PERSONAL LIABILITY OF DIRECTORS AND OFFICERS. The Minnesota Articles provide that, to the fullest extent permitted by the Minnesota Business Corporation Act and the 1940 Act, a director of a Fund shall not be liable to the Fund or its shareholders for monetary damages for breach of fiduciary duty as a director. Under Minnesota law, a director may not be excused from personal liability (1) for breach of the director's duty of loyalty to the Fund or its shareholders, (2) for acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law, (3) for any transaction in which the director derived a personal benefit, or (4) for his or her violation of certain Minnesota securities laws or participation or acquiescence in a distribution that was illegal under Minnesota law. Under the 1940 Act, a director or officer may not be excused from personal liability for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Minnesota law does not permit a corporation to excuse its officers from personal liability for breach of fiduciary duty.


     In contrast, the Maryland Articles provide that, to the fullest extent permitted by Maryland law and the 1940 Act, no director or officer of a Maryland Fund shall be personally liable to the Maryland Fund or its shareholders for money damages; provided, however, that a director or officer may be personally liable for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Under Maryland law, a director or officer may not be excused from personal liability for a fiduciary breach (1) where he or she is proved to have actually received an improper benefit or profit in money, property, or services actually received or (2) to the extent that an adverse judgment or other final adjudication is entered in a proceeding against such director or officer based on a finding in the proceeding that such person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

     SHAREHOLDER LIABILITY. Minnesota law provides that a shareholder is under no obligation to the corporation or its creditors with respect to his or her shares, except to pay to the corporation the full consideration for which the shares were issued. However, a shareholder who receives a distribution made in violation of Minnesota law is liable to the extent that the distribution received by the shareholder exceeded the amount that could properly have been paid under Minnesota law. Under Maryland law, shareholders who have paid the subscription price for their stock have no personal liability for acts or obligations of the corporation, except to the extent that liability is imposed under any other provision of Maryland law.

     DISSOLUTION. Under Minnesota law, a corporation may be dissolved at a meeting of the shareholders by vote of the majority of the shares entitled to vote. However, this provision is not available to dissolve a separate series of a Minnesota corporation without dissolving the corporation itself, which would be the case if one or more other series of the corporation remained or might remain outstanding after the dissolution of the series in question. Under Maryland law, a Maryland Fund may be dissolved, upon submission of a resolution by the majority of the board of directors at a meeting of the shareholders, by the affirmative vote of two-thirds of all the votes entitled to be cast on such resolution.

     AMENDMENTS. Pursuant to Minnesota law, the Minnesota Articles may be amended upon approval, by the affirmative vote of the holders of the greater of
(1) a majority of the voting power of the shares present and entitled to vote or
(2) a majority of the voting power of the minimum number of the shares entitled to vote that would constitute a quorum for the transaction of business at the meeting, of a resolution (a) proposed by the affirmative vote of a majority of the directors present at a meeting of the board of directors, or (b) proposed by a shareholder or shareholders holding 3% or more of the voting power of the shares entitled to vote; provided, however, that if the articles provide for a larger proportion or number to transact a specified type of business at a meeting, the affirmative vote of that larger proportion or number is necessary to amend the articles to decrease the proportion or number necessary to transact business. The Minnesota Bylaws may be amended by the shareholders (upon a proposal by a shareholder or shareholders holding 3% or more of the shares entitled to vote) or by the board of directors (unless reserved to the shareholders by the Minnesota Bylaws or by Minnesota law), subject to the power of the shareholders to repeal such an amendment.

     In contrast, the Maryland Articles may only be amended upon adoption of a resolution to that effect by the board of directors and approval of such resolution by the holders of a majority of the shares entitled to vote. Maryland law, however, permits the directors to amend the Maryland Articles without shareholder approval to (1) increase or decrease the aggregate number of shares of stock, or the number of shares of stock of any class, that a Maryland Fund has authority to issue, or (2) to change a Maryland Fund's name or aggregate par value, or the name or par value of any series or class of a Maryland Fund. The Maryland Bylaws may be amended by a majority of the board of directors or, at a meeting of the shareholders, by the holders of a majority of the shares entitled to vote.

     FEDERAL INCOME TAX CONSEQUENCES. As a condition to each Fund's and each Maryland Fund's obligation to consummate the Reorganization, each Fund and each Maryland Fund will receive an opinion from Dorsey & Whitney LLP to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of
Section 368(a)(1) of the Code, and the Fund and the Maryland Fund will each be a "party to the reorganization" within the meaning of

Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Fund as a result of the Reorganization; (iii) no gain or loss will be recognized by shareholders of the Fund upon the distribution of Reorganization Shares to them in exchange for their shares of the Fund; (iv) the aggregate tax basis of the Reorganization Shares that each Fund shareholder receives in connection with the Reorganization will be the same as his or her aggregate basis in the Fund shares exchanged therefor; (v) a Fund shareholder's holding period for the Reorganization Shares will be determined by including the holding period for the Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Fund shares as a capital asset; (vi) no gain or loss will be recognized by the Maryland Fund as a result of the Reorganization; (vii) the Maryland Fund's tax basis in the assets that the Maryland Fund receives from the Fund will be the same as the Fund's basis in such assets; (viii) the Maryland Fund's holding period in such assets will include the periods during which such assets were held by the Fund; and (ix) the Maryland Fund will succeed to and take into account the items of the Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Regulations thereunder. The opinions will be based on certain factual certifications made by officers of Fortis Series Fund, Inc. and Fortis Securities, Inc. and the Funds and will also be based on customary assumptions.


     The foregoing description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. You are urged to consult your own tax advisor as to the specific consequences to you of the Reorganization, including the applicability and effect of state, local, foreign, and other tax laws.

     TEMPORARY AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTIONS AND TAKING OF OTHER ACTIONS. Certain of each Fund's existing fundamental investment restrictions might, absent temporary amendment, preclude the Fund from carrying out its Reorganization. Accordingly, it is also proposed, as part of this Proposal, that the shareholders of each Fund approve the temporary amendment of the fundamental investment restrictions of the Fund, and the taking of any other actions by the Fund, to the extent necessary to complete the Fund's Reorganization. The fundamental investment restrictions of each Fund are set forth in the Fund's Registration Statement on file with the Securities and Exchange Commission. In particular, the fundamental investment restrictions of each Fund might preclude, but the Reorganization (as described above) contemplates, the acquisition by each Fund of a nominal number of shares of the corresponding Maryland Fund prior to the Reorganization so that the Fund's shareholders may vote indirectly (i) to elect Directors of the Maryland corporations and (ii) to approve the investment management agreement and investment sub-advisory agreements described in Proposal One for the Mary-land Funds. The following are examples of fundamental investment restrictions that might preclude a Fund from completing the Reorganization: (i) in the case of certain Funds, the Fund may not acquire more than 10% of the voting securities of any one company and (ii) in the case of certain Funds, the Fund may not acquire more than 3% of the total outstanding voting stock of any other investment company.

     REQUIRED VOTE. Approval of this proposal for each Fund requires the affirmative vote of at least a majority of the Fund's outstanding shares, except as follows: In the case of those Funds which are series of Minnesota corporations which also have outstanding other series representing other Funds, a majority of the outstanding shares of each class of shares of the Fund, voting as a separate class, also must approve the Fund's Reorganization into a Maryland corporation or series of a Maryland corporation. The Funds to which this class voting requirement applies are Fortis Asset Allocation Portfolio, Fortis Capital Appreciation Portfolio, Fortis Capital Fund, Fortis Global Growth Portfolio, Fortis Growth & Income Fund, Fortis High Yield Portfolio, Fortis International Equity Portfolio, Fortis Strategic Income Fund, Fortis Tax-Free Minnesota Portfolio, Fortis Tax-Free National Portfolio, Fortis U.S. Government Securities Fund, and Fortis Value Fund. If the shareholders of a Fund or class do not approve the Reorganization, the Directors will take such further action with respect to that Fund or class as they may deem to be in the interest of the Fund.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE FUNDS
                      VOTE TO APPROVE THE REORGANIZATION.

                                 PROPOSAL THREE

                             ELECTION OF DIRECTORS


     Each Fund is organized as a Minnesota corporation or a series of a Minnesota corporation (each, a "Corporation"). At the meeting, shareholders will be asked to elect the members of the Board of Directors of each Corporation other than Fortis Securities, Inc. The Bylaws of each Corporation provide that the shareholders have the power to set the number of Directors (subject to the authority of the Board of Directors to increase the number as permitted by law). The Board of Directors of each Corporation recommends that the number of Directors to be elected at the upcoming meeting be set at nine. Unless otherwise instructed, the proxies will vote in favor of a resolution to set the number of Directors at nine.


     Each person elected as a Director of a Corporation will serve until the next regular meeting of the shareholders of the Corporation or until his or her successor is elected. If the Reorganization of the Corporations described in Proposal Two is approved by the shareholders, each person elected as a Director of a Maryland Corporation will serve until the next annual or special meeting of the shareholders of such Maryland Corporation called for the purpose of electing Directors, and until his or her successor is elected and qualifies.

     The following table sets forth information regarding each nominee's principal occupation and business experience during at least the last five years. Unless noted, each nominee also serves as a Director of Fortis Series Fund, Inc. and Fortis Securities, Inc.


                                    TABLE 17



                           PRINCIPAL OCCUPATION/   DIRECTORSHIPS OF OTHER
NAME, AGE, TERM OF OFFICE   BUSINESS EXPERIENCE     REPORTING COMPANIES
-------------------------  ----------------------  ----------------------
Allen R. Freedman,*.....   Director, Fortis,       Director of Systems
                           Inc.;                   and
  Age 60                   prior to July 2000,     Computer Technology
  Director since 1987(1)   Chairman and Chief      Corporation.
                           Executive Officer,
                           Fortis, Inc., and
                           Managing Director of
                           Fortis International,
                           N.V.
Dr. Robert M. Gavin,....   President, Cranbrook
  Age 60                   Education Community;
  Director since 1986(2)   prior to July 1996,
                           President, Macalester
                           College, St. Paul, MN.
Jean L. King,...........   President, Communi-
  Age 56                   King, a communications
  Director since 1984(2)   consulting firm.

                           PRINCIPAL OCCUPATION/   DIRECTORSHIPS OF OTHER
NAME, AGE, TERM OF OFFICE   BUSINESS EXPERIENCE     REPORTING COMPANIES
-------------------------  ----------------------  ----------------------
Phillip O. Peterson,....   Mutual fund industry
  Age 55                   consultant; Partner of
  Director since 2000(3)   KPMG LLP, through June
                           1999.
Robb L. Prince,.........   Financial and employee  Director of Analysts
  Age 59                   benefit consultant;     International
  Director since 1982(2)   prior to July 1995,     Corporation.
                           Vice President and
                           Treasurer, Jostens,
                           Inc., a producer of
                           products and services
                           for youth, education,
                           sports award, and
                           recognition markets.
Leonard J. Santow,......   Principal, Griggs &
  Age 64                   Santow, Inc., economic
  Director since 1972(1)   and financial
                           consultants.
Noel F. Schenker,.......   Senior Vice President,
  Age 46                   Marketing and New
  Director since 1996(2)   Business Development,
                           Select Comfort
                           Corporation, a
                           manufacturer,
                           retailer, and direct
                           merchant of airbeds
                           and sleep-related
                           products; prior to
                           2000, marketing
                           consultant; prior to
                           1996, Senior Vice
                           President, Marketing
                           and Strategic
                           Planning, Rollerblade,
                           Inc., a manufacturer
                           of in-line skates and
                           related gear and
                           accessories.
Dr. Lemma W. Senbet,**..   The William E. Mayer
  Age 53                   Professor of Finance
  Director since           and Chair, Finance
  2000(1)(3)               Department, University
                           of Maryland, College
                           Park, MD; consultant,
                           international
                           financial
                           institutions.

                           PRINCIPAL OCCUPATION/   DIRECTORSHIPS OF OTHER
NAME, AGE, TERM OF OFFICE   BUSINESS EXPERIENCE     REPORTING COMPANIES
-------------------------  ----------------------  ----------------------
Joseph M. Wikler,.......   Investment consultant
  Age 59                   and private investor;
  Director since           prior to 1994,
  1994(1)(3)               Director of Research,
                           Chief Investment
                           Officer, principal and
                           a Director, The
                           Rothschild Co., an
                           investment adviser,
                           Baltimore, MD.


---------------
(1) Member of the Investment Review Committee of the Board of Directors of each Corporation.

(2) Member of the Executive Committee of the Board of Directors of each Corporation.

(3) Member of the Audit Committee of the Board of Directors of each Corporation.


* Prior to the acquisition of the Funds' previous investment adviser, Fortis Advisers, Mr. Freedman was an "interested person" of the Funds because he is a director of Fortis, Inc. Following the acquisition of Fortis Advisers and Fortis Investors by Hartford Life, there is no provision under Section 2(a)(19) of the 1940 Act that would cause Mr. Freedman to be an "interested person" of the Funds or any investment advisers to the Funds or Woodbury Financial Services, Inc. (formerly Fortis Investors).



** Director of Fortis Securities, Inc., Fortis Series Fund, Inc., Fortis Growth
   Fund, Inc., and Fortis Tax-Free Portfolios, Inc. only.


     Each Corporation has an Audit Committee of the Board of Directors whose members are selected annually by the full Board of Directors. The Audit Committee of each Corporation met two times during the most recently completed fiscal year. None of the Corporations has a standing compensation committee or a standing nominating committee of the Board of Directors.

     The functions performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Corporation for the ensuing year; to monitor the accountants' performance; to review with the accountants the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the accountants and representatives of the Corporation on matters concerning the Corporation's financial statements and reports, including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the accountants; to review procedures to safeguard portfolio securities; to review the purchase by the

Corporation from the accountants of non-audit services; to review all fees paid to the accountants; and to facilitate communications between the accountants and the Corporation's officers and directors.

     The following table sets forth the number of meetings of the Board of Directors during each Corporation's most recently completed fiscal year. No Director attended fewer than 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees of the Board on which such Director served.

                                    TABLE 18

                                                           NUMBER OF
                                                             BOARD
CORPORATION                                                MEETINGS
-----------                                                ---------
Fortis Advantage Portfolios, Inc. .......................      4
Fortis Equity Portfolios, Inc. ..........................      4
Fortis Growth Fund, Inc. ................................      4
Fortis Income Portfolios, Inc. ..........................      4
Fortis Money Portfolios, Inc. ...........................      6
Fortis Securities, Inc. .................................      4
Fortis Tax-Free Portfolios, Inc. ........................      6
Fortis Worldwide Portfolios, Inc. .......................      8


     No compensation is paid by a Corporation to any Director or officer who is an officer or employee of Fortis Advisers (now operating as Hartford Administrative Services Company) or Fortis Investors (now operating as Woodbury Financial Services, Inc.) or any affiliated company. Each Corporation pays each Director who is not affiliated with Hartford Administrative Services Company, Woodbury Financial Services, Inc., or their affiliates a quarterly fee of between $300 and $850, a fee of between approximately $85 and $240 for each Directors' meeting attended, and a fee of between approximately $10 and $35 per hour for committee and telephone meetings attended. The following table sets forth the compensation received by each Director from each Corporation during its most recently completed fiscal year, as well as the total compensation received by each Director from all of the funds in the Fortis complex during the calendar year ended December 31, 2000. Mr. Freedman did not receive any such compensation and he is not included in the table. The Corporations do not currently provide any pension or retirement benefits for their Directors.

                                    TABLE 19

                                    AGGREGATE COMPENSATION FROM EACH CORPORATION
                          -----------------------------------------------------------------
                                         FORTIS                     FORTIS        FORTIS
                            FORTIS       EQUITY        FORTIS       INCOME         MONEY
                          ADVANTAGE    PORTFOLIOS,     GROWTH     PORTFOLIOS,   PORTFOLIOS,
DIRECTOR                  PORTFOLIOS      INC.       FUND, INC.      INC.          INC.
--------                  ----------   -----------   ----------   -----------   -----------
Richard W. Cutting(2)...    $3,300       $3,600        $4,000       $1,800        $2,075
Dr. Robert M. Gavin.....     3,300        3,600         4,000        1,800         2,075
Jean L. King............     3,300        3,600         4,000        1,800         1,975
Phillip O. Peterson.....       750          850           950          400         1,050
Robb L. Prince..........     3,300        3,600         4,000        1,800         2,075
Leonard J. Santow.......     3,640        3,940         4,340        2,137         2,515
Noel F. Schenker........     3,300        3,600         4,000        1,800         2,075
Lemma W. Senbet(3)......         0            0           950            0             0
Joseph M. Wilker........     3,700        4,000         4,400        2,200         2,575

                               AGGREGATE COMPENSATION FROM EACH CORPORATION
                          ------------------------------------------------------
                                          FORTIS        FORTIS         TOTAL
                            FORTIS       TAX-FREE      WORLDWIDE    COMPENSATION
                          SECURITIES,   PORTFOLIOS,   PORTFOLIOS,    FROM FUND
DIRECTOR                     INC.          INC.          INC.        COMPLEX(1)
--------                  -----------   -----------   -----------   ------------
Richard W. Cutting(2)...    $2,075        $2,075        $2,075        $35,475
Dr. Robert M. Gavin.....     2,075         2,075         2,075         36,375
Jean L. King............     1,975         1,975         1,975         36,150
Phillip O. Peterson.....     1,050         1,050         1,050         26,100
Robb L. Prince..........     2,075         2,075         2,075         38,175
Leonard J. Santow.......     2,515         2,512         2,510         38,275
Noel F. Schenker........     2,075         2,075         2,075         36,150
Lemma W. Senbet(3)......     1,075         1,075             0         26,325
Joseph M. Wilker........     2,575         2,575         2,575         40,875

---------------
(1) The Fund Complex consists of nine investment companies: each of the eight Corporations and Fortis Series Fund, Inc.


(2) Mr. Cutting does not serve as a Director of Fortis Securities, Inc. and, in accordance with the Funds' retirement policy, will not be standing for re-election as a Director of any of the other Funds at the meeting.



(3) Dr. Senbet receives a consulting fee from those Corporations for which he is not a Director, which is paid at a rate that is the same as Director's fees. During each Corporation's most recently completed fiscal year, Dr. Senbet received the following consulting fees: $750 from Fortis Advantage Portfolios, Inc., $850 from Fortis Equity Portfolios, Inc., $400 from Fortis Income Portfolios, Inc., and $1,075 from each of Fortis Money Portfolios, Inc. and Fortis Worldwide Portfolios, Inc.



     EXECUTIVE OFFICERS OF THE CORPORATIONS. Table 20 below sets forth information regarding the principal occupation and business experience of each Corporation's officers during at least the last five years. Unless indicated, all positions have been held for more than five years. Compensation paid to the executive officers of a Corporation is paid by The Hartford or its affiliates, including Hartford Administrative Services, Inc. No executive officer receives any compensation from a Corporation; however, each of the Corporations pays legal fees to a law firm of which the Secretary of such Corporation is partner. (Woodbury Financial Services, Inc. ("Woodbury Financial") was known as Fortis Investors prior to the Acquisition. Hartford Administrative Services Company ("HASCO") was known as Fortis Advisers prior to the Acquisition. For ease of reference in Table 20, Fortis Investors and Fortis Advisers are referred to as Woodbury Financial and HASCO, respectively, both before and after the Acquisition.)

     The following table sets forth the officers of each Corporation currently in office.

                                    TABLE 20


                                                      BUSINESS EXPERIENCE DURING
NAME AND (AGE)               POSITION/TERM OF OFFICE       PAST FIVE YEARS
--------------               -----------------------  --------------------------
David M.                     President since 2001     Senior Vice President and
  Znamierowski (40)........                           Chief Investment Officer
                                                      of Hartford Life since
                                                      1999; Vice President,
                                                      Investment Strategy and
                                                      Policy with Aetna Life &
                                                      Casualty Company from 1991
                                                      to 1996; Director and
                                                      Senior Vice President of
                                                      HIFSCO and Director and
                                                      Managing Director with HL
                                                      Advisors.
Robert W. Beltz,             Vice President since     Vice President,
  Jr. (51).................
                             1993                     Securities Operations of
                                                      HASCO and Woodbury
                                                      Financial.
Kevin J. Carr (46).........  Vice President and       Assistant General Counsel
                             Assistant Secretary      since 1999, Counsel since
                             since 2001               November 1996 and
                                                      Associate Counsel since
                                                      November 1995 of The
                                                      Hartford; Counsel and
                                                      Assistant Secretary of HL
                                                      Advisors and HIFSCO and
                                                      Assistant Secretary of
                                                      HIMCO.
Peter W. Cummins (63)......  Vice President since     Senior Vice President
                             2001                     since 1997 and Vice
                                                      President since 1989 of
                                                      Hartford Life; Director
                                                      and Senior Vice President
                                                      of HIFSCO and Director and
                                                      Managing Director of HL
                                                      Advisors.

                                                      BUSINESS EXPERIENCE DURING
NAME AND (AGE)               POSITION/TERM OF OFFICE       PAST FIVE YEARS
--------------               -----------------------  --------------------------
Tamara L. Fagely (42)......  Vice President since     Vice President of HASCO
                             1996 and Treasurer       and of Woodbury Financial
                             since 1993               since 1998; prior to 1998,
                                                      Second Vice President of
                                                      HASCO and Woodbury
                                                      Financial.
George R. Jay (49).........  Vice President and       Secretary and Director,
                             Assistant Treasurer      Life and Equity Accounting
                             since 2001               and Financial Control and
                                                      Assistant Vice President
                                                      of Hartford Life.
Stephen T. Joyce (41)......  Vice President since     Senior Vice President of
                             2001                     Hartford Life since 1999;
                                                      Vice President (1997-1999)
                                                      and Assistant Vice
                                                      President (1994-1997) of
                                                      Hartford Life.
David N. Levenson (35).....  Vice President since     Senior Vice President of
                             2001                     Hartford Life since 2000;
                                                      Vice President, Fidelity
                                                      Investments (1994-1995).
Thomas M. Marra (42).......  Vice President since     Chief Operating Officer
                             2001                     since 2000, Executive Vice
                                                      President since 1996, and
                                                      Senior Vice President
                                                      since 1994 of Hartford
                                                      Life; Director and
                                                      Executive Vice President
                                                      of HIFSCO; Director and
                                                      Managing Director of HL
                                                      Advisors.
David A. Peterson (58).....  Vice President since     Vice President and
                             1991                     Assistant General Counsel,
                                                      Fortis Benefit Insurance
                                                      Company.
Scott R. Plummer (41)......  Vice President and       Vice President, Associate
                             Assistant Secretary      General Counsel and
                             since 1996               Assistant Secretary of
                                                      HASCO.

                                                      BUSINESS EXPERIENCE DURING
NAME AND (AGE)               POSITION/TERM OF OFFICE       PAST FIVE YEARS
--------------               -----------------------  --------------------------
John C. Walters (38).......  Vice President since     Executive Vice President
                             2001                     of Hartford Life (since
                                                      2000); previously
                                                      President (1996-2000) of
                                                      First Union Financial
                                                      Securities Group;
                                                      previously Director of
                                                      Sales (1994-1996) of Wheat
                                                      First Union.
Michael J. Radmer (55).....  Secretary since 1978     Partner, Dorsey &
                                                      Whitney LLP, each
                                                      Corporation's General
                                                      Counsel.



     The following table sets forth the number of shares, by class, of each of the Funds and the number of shares, by class, of all other investment companies managed by Fortis Advisers owned beneficially by the Directors of the Corporations and by all officers and Directors as a group, as of March 16, 2001.


                                    TABLE 21


                                                                      SHARES
                                                                   BENEFICIALLY
BENEFICIAL OWNER                            FUND                      OWNED
----------------           --------------------------------------  ------------
Richard W. Cutting(1)....  Fortis Capital Fund -- Class A                877
                           Fortis Money Fund -- Class A                7,533
                           Fortis U.S. Government Securities
                           Fund -- Class E                               861
Allen R. Freedman........  Fortis Capital Appreciation
                           Portfolio --
                           Class A                                    23,250
                           Fortis Money Fund -- Class A                2,219
                           Fortis U.S. Government Securities
                           Fund -- Class E                            86,296
Dr. Robert M. Gavin......  Fortis Capital Fund -- Class A             15,829
                           Fortis Global Growth
                           Portfolio -- Class A                          770
                           Fortis Growth Fund, Inc. -- Class A         5,749
                           Fortis Money Fund -- Class A               17,330
                           Fortis Tax-Free National Portfolio --
                           Class A                                     2,890
Jean L. King.............  Fortis Capital Fund -- Class A              6,971
                           Fortis Capital Appreciation
                           Portfolio -- Class A                        3,344
                           Fortis Global Growth
                           Portfolio -- Class A                        4,169
                           Fortis Growth Fund, Inc. -- Class A           269
                           Fortis Growth & Income Fund -- Class A      2,426
                           Fortis U.S. Government Securities
                           Fund -- Class E                             3,299

                                                                      SHARES
                                                                   BENEFICIALLY
BENEFICIAL OWNER                            FUND                      OWNED
----------------           --------------------------------------  ------------
Dean C. Kopperud (2).....  Fortis Global Growth
                           Portfolio -- Class A                          940
                           Fortis Growth Fund, Inc. -- Class A         1,539
                           Fortis Growth Fund, Inc. -- Class C         1,209
                           Fortis Growth Fund, Inc. -- Class Z         9,381
                           Fortis Securities, Inc.                     1,145
                           Fortis International Stock Series             652
                           Fortis Blue Chip Stock Series                 552
                           Fortis U.S. Government Securities
                           Fund -- Class E                                 4
Phillip O. Peterson......  No Holdings                                     0
Robb L. Prince...........  Fortis Capital Fund -- Class A              6,431
                           Fortis Capital Appreciation
                           Portfolio -- Class A                       10,465
                           Fortis Growth Fund, Inc. -- Class Z         2,197
                           Fortis Money Fund -- Class A              159,581
                           Fortis Securities, Inc.                       586
                           Fortis Global Growth Series                 6,410
                           Fortis International Stock Series           8,987
                           Fortis U.S. Government Securities
                           Fund -- Class E                               963
Leonard J. Santow........  Fortis Capital Fund -- Class A              7,711
                           Fortis Growth Fund, Inc. -- Class A        55,037
                           Fortis Growth Fund, Inc. -- Class Z         4,386
                           Fortis Money Fund -- Class A               87,510
Noel F. Schenker.........  Fortis Capital Fund -- Class A                 54
                           Fortis Global Growth
                           Portfolio -- Class A                           30
                           Fortis Growth Fund, Inc. -- Class A            52
                           Fortis Growth & Income Fund -- Class A         38
                           Fortis Money Fund -- Class A                1,328
                           Fortis Securities, Inc.                       100
Dr. Lemma W. Senbet......  No Holdings                                     0
Joseph M. Wikler.........  Fortis Money Fund -- Class A              137,575

                                                                      SHARES
                                                                   BENEFICIALLY
BENEFICIAL OWNER                            FUND                      OWNED
----------------           --------------------------------------  ------------
Officers and directors as
  a group................  Fortis Asset Allocation                       430
                           Portfolio -- Class A
                           Fortis Capital Appreciation
                           Portfolio -- Class A                       40,523
                           Fortis Capital Fund -- Class A             41,002
                           Fortis Global Growth
                           Portfolio -- Class A                       15,302
                           Fortis Growth & Income Fund -- Class A      2,464
                           Fortis Growth Fund, Inc. -- Class A        65,941
                           Fortis Growth Fund, Inc. -- Class C         1,209
                           Fortis Growth Fund, Inc. -- Class Z        54,761
                           Fortis High Yield Portfolio -- Class A      5,752
                           Fortis International Equity
                           Portfolio -- Class A                        4,307
                           Fortis Money Fund -- Class A              617,625
                           Fortis Securities, Inc.                     1,831
                           Fortis Aggressive Growth Series               210
                           Fortis Blue Chip Stock Series                 552
                           Fortis Global Growth Series                 6,683
                           Fortis Growth Series                          217
                           Fortis International Stock Series           9,645
                           Fortis Money Series                            74
                           Fortis Small Cap Value Series               1,007
                           Fortis Value Series                           713
                           Fortis Tax-Free Minnesota Portfolio --
                           Class A                                     8,866
                           Fortis Tax-Free Minnesota Portfolio --
                           Class E                                     2,114
                           Fortis Tax-Free National Portfolio --
                           Class A                                     3,317
                           Fortis U.S. Government Securities
                           Fund -- Class E                           184,156
                           Fortis Value Fund -- Class A                2,026


---------------
(1) Mr. Cutting, in accordance with the Funds' retirement policy, will not be standing for re-election at the meeting.


(2) Mr. Kopperud will not be standing for re-election at the meeting.


     As of March 16, 2001, each director owned less than 1% of the outstanding shares of each of the Funds and all directors and officers as a group owned less than 1% of the outstanding shares of each of the Funds.

     VOTE REQUIRED. The election of each of the above nominees must be approved by the greater of (1) a majority of the voting power of the shares present and entitled to vote or (2) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum. Unless otherwise instructed, the proxies will vote for the above nominees. All of the nominees listed above have consented to being named in the proxy statement and to serving as Directors if elected. In the event any of the above nominees are not candidates for election at the meeting, the proxies may vote for such other persons as management may designate. Nothing currently indicates that such a situation will arise.


THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS SET THE NUMBER OF DIRECTORS
 AT NINE AND VOTE IN FAVOR OF THE ABOVE NOMINEES TO SERVE AS DIRECTORS OF EACH
                                  CORPORATION.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company.

     Each Corporation's Board of Directors, including a majority of the directors who are not "interested persons" (as that term is defined in the 1940
Act) of such Corporation, has selected KPMG LLP to be each Fund's independent public accountants for its current fiscal year. KPMG LLP has no direct or material indirect financial interest in the Funds or in Hartford Administrative Services Company (formerly Fortis Advisers), other than receipt of fees for services to the Funds.

     Representatives of KPMG LLP are expected to be present at the meeting. Such representatives will be given the opportunity to make a statement to the shareholders if they desire to do so and are expected to be available to respond to any questions that may be raised at the meeting.

     AUDIT FEES. Audit and other fees were paid to KPMG LLP with respect to each Corporation during the most recently completed fiscal year in the amounts set forth in Table 22. The other fees primarily relate to tax services provided to the Corporations.

                                    TABLE 22

                                                AUDIT FEES    OTHER FEES
                                                ----------    ----------
Fortis Advantage Portfolios, Inc..............   $55,500       $12,650
Fortis Equity Portfolios, Inc.................    49,000        12,650
Fortis Growth Fund, Inc.......................    24,500         4,450
Fortis Income Portfolios, Inc. ...............    39,500         8,100
Fortis Money Portfolios, Inc..................    13,000         4,250
Fortis Securities, Inc........................    18,000         4,450
Fortis Tax-Free Portfolios, Inc...............    26,000         8,100
Fortis Worldwide Portfolios, Inc. ............    31,500         8,100

     The Audit Committee of each Corporation has considered whether the provision of the services covered under Table 22 under "Other Fees" is compatible with maintaining the independence of KPMG LLP.


               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT


     Because Fortis Securities, Inc. is a closed-end investment company under the 1940 Act, certain persons who own its securities are required to make filings under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to report their ownership of, or changes in ownership of, Fortis Securities, Inc's securities. Based on the records of Fortis Securities, Inc. and other information, Fortis Securities, Inc. believes that all SEC filing requirements applicable to its directors, officers, Fortis Advisers, and companies affiliated with Fortis Advisers pursuant to Section 16(a) of the Securities Exchange Act of 1934, with respect to its fiscal year ending July 31, 2000, were satisfied.


                             SHAREHOLDER PROPOSALS


     The Funds (except for Fortis Securities, Inc.) are not required to hold annual shareholder meetings. Fortis Securities, Inc. is required to hold annual meetings of its shareholders in connection with the listing of its shares on the New York Stock Exchange. To be included in the proxy solicitation material for the next annual meeting of Fortis Securities, Inc., shareholder proposals must be received at its offices by July 9, 2001. Shareholders who wish to make a proposal at the next annual meeting of Fortis Securities, Inc. -- other than one that will be included in Fortis Securities, Inc.'s proxy solicitation material -- should notify Fortis Securities, Inc. no later than September 22, 2001.


     Since the other Funds do not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. Any shareholder proposal which may properly be presented at a shareholder meeting or included in the proxy solicitation material for a shareholder meeting must be received by a Fund (other than Fortis Securities, Inc.) no later than four months prior to the date proxy statements are mailed to shareholders.


Dated: April 23, 2001

                                                                      APPENDIX A

                        INVESTMENT MANAGEMENT AGREEMENT


     [References in this form of Agreement to "series" of a Company will be excluded in the final agreements for Fortis Growth Fund, Inc. and Fortis Securities, Inc.]



     This Agreement is made by and between Hartford Investment Financial Services Company, a Delaware corporation ("HIFSCO"), and Fortis [Income Portfolios/Equity Portfolios/Growth Fund/Advantage Portfolios/Money Portfolios/Tax-Free Portfolios/Worldwide Portfolios/Securities] Inc., a Minnesota corporation (the "Company"), whereby HIFSCO will act as investment manager to each series of the Company listed on Attachment A (each a "Portfolio" and together the "Portfolios") and any future series as agreed to between HIFSCO and the Company.


     WHEREAS, the Company and HIFSCO wish to enter into an agreement setting forth the services to be performed by HIFSCO for each Portfolio of the Company and the terms and conditions under which such services will be performed.

     NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, the parties hereto agree as follows:

1. GENERAL PROVISION.

     The Company hereby employs HIFSCO and HIFSCO hereby undertakes to act as the investment manager of the Company and to each Portfolio and to perform for the Company such other duties and functions as are hereinafter set forth and such other duties as may be necessary or appropriate in connection with its services as investment manager. HIFSCO shall, in all matters, give to the Company and its Board of Directors the benefit of its best judgment, effort, advice and recommendations and shall at all times conform to, and use its best efforts to enable the Company to conform to (i) the provisions of the Investment Company Act of 1940 (the "Investment Company Act") and any rules or regulations thereunder, (ii) any other applicable provisions of state or federal law; (iii) the provisions of the Articles of Incorporation and By-Laws of the Company as amended from time to time; (iv) policies and determinations of the Board of Directors of the Company; (v) the fundamental policies and investment restrictions of the Company and Portfolios as reflected in the Company's registration statement under the Investment Company Act or as such policies may, from time to time, be amended by the Company's shareholders, and (vi) the Prospectus and Statement of Additional Information of the Company in effect from time to time. The appropriate officers and employees of

HIFSCO shall be available upon reasonable notice for consultation with any of the Directors and officers of the Company with respect to any matters dealing with the business and affairs of the Company including the valuation of any of each Portfolios' securities which are either not registered for public sale or not being traded on any securities market.

2. INVESTMENT MANAGEMENT SERVICES.

     (a) HIFSCO shall, subject to the direction and control by the Company's Board of Directors, (i) regularly provide investment advice and recommendations to each Portfolio with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously the investment program of each Portfolio and the composition of its portfolio securities and determine what securities shall be purchased or sold by each Portfolio; and
(iii) arrange, subject to the provisions of paragraph 5 hereof, for the purchase of securities and other investments for each Portfolio and the sale of securities and other investments held in each Portfolio.

     (b) HIFSCO shall provide such economic and statistical data relating to each Portfolio and such information concerning important economic, political and other developments as HIFSCO shall deem appropriate or as shall be requested by the Company's Board of Directors.

3. ADMINISTRATIVE SERVICES.

     In addition to the performance of investment advisory services HIFSCO shall perform the following services in connection with the management of the Company:

          (a) assist in the supervision of all aspects of the Company's operation, including the coordination of all matters relating to the functions of the custodian, transfer agent or other shareholder servicing agents (if any), accountants, attorneys and other parties performing services or operational functions for the Company;

          (b) provide the Company with the services of persons, who may be HIFSCO's officers or employees, competent to serve as officers of the Company and to perform such administrative and clerical functions as are necessary in order to provide effective administration for the Company, including the preparation and maintenance of required reports, books and records of the Company; and

          (c) provide the Company with adequate office space and related services necessary for its operations as contemplated in this Agreement.

4. SUB-ADVISERS AND SUB-CONTRACTORS.

     HIFSCO, upon approval of the Board of Directors and shareholders where appropriate, may engage one or more investment advisers which are either registered as such or specifically exempt from registration under the Investment Advisers Act of 1940, to act as sub-advisers to provide, with respect to existing and future Portfolios of the Company, some or all of the services set forth in Sections 2 and 5 of this Agreement. In addition, HIFSCO may subcontract for any of the administrative services listed in Section 3.

5. BROKERAGE TRANSACTIONS.

     When placing orders for the purchase or sale of a Portfolio's securities, HIFSCO or any subadviser approved in accordance with Section 4 of this Agreement, shall use its best efforts to obtain the best net security price available for a Portfolio. Subject to and in accordance with any directions which the Board of Directors may issue from time to time, HIFSCO or the subadviser, if applicable, may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if HIFSCO or the subadviser, if applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or HIFSCO's or the subadviser's overall responsibilities with respect to a Portfolio and other advisory clients. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. HIFSCO or the subadviser will promptly communicate to the Board of Directors such information relating to portfolio transactions as the Board may reasonably request.

6. EXPENSES.

     Expenses to be paid by the Company, include, but are not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) premium for fidelity and other insurance coverage requisite to the Company's operations; (iv) the fees and expenses of its non-interested directors; (v) legal, audit and fund accounting expenses; (vi) custodian fees and expenses; (vii) expenses incident to the redemption of its shares; (viii) fees and expenses related to the registration under federal and state securities laws of shares of the Company for public sale; (ix) expenses of printing and mailing prospectuses, reports, notices and proxy material to shareholders of the Company; (x) all other expenses incidental to holding meetings of the Company's shareholders; and (xi) such extraordinary non-recurring expenses as may arise, including litigation affecting the Company and any obligation which the Company may have to indemnify its officers and Directors with respect thereto. Any officer or employee of HIFSCO or of any entity controlling, controlled by or under common control with

HIFSCO, who may also serve as officers, directors or employees of the Company shall not receive any compensation from the Company for their services.

7. COMPENSATION OF HIFSCO.

     As compensation for the services rendered by HIFSCO, each Portfolio shall pay to HIFSCO as promptly as possible after the last day of each month during the term of this Agreement, a fee accrued daily and paid monthly, based upon the following annual rates and upon the calculated daily net asset value of the
Portfolio:


[ASSET ALLOCATION PORTFOLIO
NET ASSET VALUE                          ANNUAL RATE
---------------------------              ------------
First $100,000,000.....................     1.0%
Next $150,000,000......................      .8%
Over $250,000,000......................      .7%
CAPITAL APPRECIATION PORTFOLIO
NET ASSET VALUE                          ANNUAL RATE
------------------------------           ------------
First $100,000,000.....................     1.0%
Next $150,000,000......................      .8%
Over $250,000,000......................      .7%
CAPITAL FUND
NET ASSET VALUE                          ANNUAL RATE
---------------                          ------------
First $100,000,000.....................     1.0%
Next $150,000,000......................      .8%
Over $250,000,000......................      .7%
GLOBAL GROWTH PORTFOLIO
NET ASSET VALUE                          ANNUAL RATE
-----------------------                  ------------
First $500,000,000.....................     1.0%
Over $500,000,000......................      .9%
GROWTH & INCOME FUND
NET ASSET VALUE                          ANNUAL RATE
--------------------                     ------------
First $100,000,000.....................     1.0%
Next $150,000,000......................      .8%
Over $250,000,000......................      .7%
GROWTH FUND
NET ASSET VALUE                          ANNUAL RATE
---------------                          ------------
First $100,000,000.....................     1.0%
Next $150,000,000......................      .8%
Over $250,000,000......................      .7%

HIGH YIELD PORTFOLIO
NET ASSET VALUE                          ANNUAL RATE
--------------------                     ------------
First $50,000,000......................      .8%
Over $50,000,000.......................      .7%
INTERNATIONAL EQUITY PORTFOLIO
NET ASSET VALUE                          ANNUAL RATE
------------------------------           ------------
First $500,000,000.....................     1.0%
Over $500,000,000......................      .9%
MONEY FUND
NET ASSET VALUE                          ANNUAL RATE
---------------                          ------------
First $500,000,000.....................      .6%
Over $500,000,000......................      .55%
SECURITIES, INC.
NET ASSET VALUE                          ANNUAL RATE
----------------                         ------------
First $100,000,000.....................      .45%
Over $100,000,000......................      .4%
Plus 2% of the net amount of investment income after
deducting interest on borrowed funds.
STRATEGIC INCOME FUND
NET ASSET VALUE                          ANNUAL RATE
---------------------                    ------------
First $50,000,000......................      .8%
Over $50,000,000.......................      .7%
TAX FREE MINNESOTA PORTFOLIO
NET ASSET VALUE                          ANNUAL RATE
----------------------------             ------------
First $50,000,000......................      .72%
Over $50,000,000.......................      .7%
TAX FREE NATIONAL PORTFOLIO
NET ASSET VALUE                          ANNUAL RATE
---------------------------              ------------
First $50,000,000......................      .8%
Over $50,000,000.......................      .7%
U.S. GOVERNMENT SECURITIES FUND
NET ASSET VALUE                          ANNUAL RATE
-------------------------------          ------------
First $50,000,000......................      .8%
Over $50,000,000.......................      .7%
VALUE FUND
NET ASSET VALUE                          ANNUAL RATE
---------------                          ------------
First $100,000,000.....................     1.0%
Next $150,000,000......................      .8%
Over $250,000,000......................      .7%]

     HIFSCO, or an affiliate of HIFSCO, may agree to subsidize any of the Portfolios to any level that HIFSCO, or any such affiliate, may specify. Any such undertaking may be modified or discontinued at any time.

     If it is necessary to calculate the fee for a period of time which is less than a month, then the fee shall be (i) calculated at the annual rates provided above but prorated for the number of days elapsed in the month in question as a percentage of the total number of days in such month, (ii) based upon the average of the Portfolio's daily net asset value for the period in question, and
(iii) paid within a reasonable time after the close of such period.

8. LIABILITY OF HIFSCO.


     HIFSCO shall not be liable for any loss or losses sustained by reason of any investment including the purchase, holding or sale of any security, or with respect to the administration of the Company, as long as HIFSCO shall have acted in good faith and with due care; provided, however, that no provision in this Agreement shall be deemed to protect HIFSCO against any liability to the Company or its shareholders by reason of its willful misfeasance, bad faith or gross negligence (or, alternatively, in respect of any Portfolio for which the sub-adviser at the time of such loss is The Hartford Investment Management Company, its negligence) in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.


9. DURATION OF AGREEMENT.

     (a) This Agreement shall be effective on May   , 2001 and shall continue in
effect through May   , 2003. This Agreement, unless sooner terminated in
accordance with 9(b) below, shall continue in effect from year to year thereafter provided that its continuance is specifically approved at least annually (1) by a vote of a majority of the members of the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of each Portfolio, and (2) in either event, by the vote of a majority of the members of the Company's Board of Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on this Agreement.

     (b) This Agreement (1) may be terminated at any time without the payment of any penalty either by a vote of a majority of the members of the Board of Directors of the Company or by a vote of a majority of the Portfolio's outstanding voting securities, on sixty days' prior written notice to HIFSCO;
(2) shall immediately terminate in the event of its assignment and (3) may be terminated by HIFSCO on sixty days' prior written notice to the Portfolio, but such termination will not be effective until the Portfolio shall have contracted with one or more persons to serve as a successor investment adviser for the Portfolio and such person(s) shall have assumed such position.

     (c) As used in this Agreement, the terms "assignment", "interested person" and "vote of majority of the Company's outstanding voting securities" shall have the meanings set forth for such terms in the 1940 Act, as amended.

     (d) Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party to this Agreement to whom such notice is to be given at such party's current address.

10. OTHER ACTIVITIES.

     Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of HIFSCO to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of HIFSCO to engage in any other business or to render services of any kind to any other corporation, firm individual or association.

11. ADDITIONAL SERIES.

     The amendment of this Agreement for the sole purpose of adding one or more Portfolios shall not be deemed an amendment affecting an already existing Portfolio and requiring the approval of shareholders of that Portfolio.

12. INVALID PROVISIONS.

     If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13. GOVERNING LAW.

     To the extent that federal securities laws do not apply, this Agreement and all performance hereunder shall be governed by the laws of the State of Connecticut which apply to contracts made and to be performed in the State of Connecticut.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be
executed on the      day of May, 2001.

                                           HARTFORD INVESTMENT
                                           FINANCIAL SERVICES
                                           COMPANY

                                           -------------------------------------
                                           By:
                                           Title:

                                           [Fortis [Income Portfolios/Equity

                                           Portfolios/Advantage Portfolios/

                                           Money Portfolios/Tax-Free

                                           Portfolios/Worldwide Portfolios]
                                           Inc.,

                                           on behalf of its series listed on

                                           Attachment A]


                                           [Fortis Growth Fund, Inc.]


                                           [Fortis Securities, Inc.]


                                           -------------------------------------
                                           By:
                                           Title:

                                  ATTACHMENT A



                       [Fortis Advantage Portfolios, Inc.



     The following series of Fortis Advantage Portfolios, Inc. are made a part of this Agreement:



Asset Allocation Portfolio


Capital Appreciation Portfolio


High Yield Portfolio



Dated: May   , 2001]



                        [Fortis Equity Portfolios, Inc.



     The following series of Fortis Equity Portfolios, Inc. are made a part of this Agreement:



Capital Fund


Growth & Income Fund


Value Fund



Dated: May   , 2001]



                        [Fortis Income Portfolios, Inc.



     The following series of Fortis Income Portfolios, Inc. are made a part of this Agreement:



Strategic Income Fund


U.S. Government Securities Fund



Dated: May   , 2001]



                         [Fortis Money Portfolios, Inc.



     The following series of Fortis Money Portfolios, Inc. is made a part of this Agreement:



Money Fund



Dated: May   , 2001]

                       [Fortis Tax-Free Portfolios, Inc.



     The following series of Fortis Tax-Free Portfolios, Inc. are made a part of this Agreement:



Tax-Free Minnesota Portfolio


Tax-Free National Portfolio



Dated: May   , 2001]



                       [Fortis Worldwide Portfolios, Inc.



     The following series of Fortis Worldwide Portfolios, Inc. are made a part of this Agreement:



Global Growth Portfolio


International Equity Portfolio



Dated: May   , 2001]

                                                                      APPENDIX B

                       INVESTMENT SUB-ADVISORY AGREEMENT


     [References in this form of Agreement to "series" of a Company will be excluded in the final agreement for Fortis Growth Fund, Inc.]


     This Investment Sub-Advisory Agreement is made by and between Hartford Investment Financial Services Company, a Delaware corporation ("HIFSCO"), and Wellington Management Company, LLP, a Massachusetts limited liability partnership ("Wellington Management").

     WHEREAS, HIFSCO has entered into an agreement for the provision of investment management services to Fortis [Advantage Portfolios/Equity Portfolios/Growth Fund/Worldwide Portfolios], Inc. (the "Company"), and

     WHEREAS, HIFSCO wishes to engage the services of Wellington Management as Sub-Adviser to the series of shares of the Company listed on Attachment A (each, a "Portfolio" and together the "Portfolios"), and

     WHEREAS, Wellington Management is willing to perform advisory services on behalf of the Portfolios upon the terms and conditions and for the compensation hereinafter set forth.

     NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the parties hereto agree as follows:

     1. HIFSCO hereby employs Wellington Management to serve as Sub-Adviser with respect to the assets of the Portfolios and to perform the services hereinafter set forth subject to the terms and conditions of the investment objectives, policies and restrictions of each Portfolio, and Wellington Management hereby accepts such employment and agrees during such period to assume the obligations herein set forth for the compensation herein provided.

     2. Wellington Management shall evaluate and implement an investment program appropriate for each Portfolio which program shall be amended and updated from time to time as financial and other economic conditions change as determined by HIFSCO and Wellington Management.

     3. Wellington Management, in consultation with HIFSCO when appropriate, will make all determinations with respect to the investment of the assets of the Portfolios and the purchase or sale of portfolio securities, and shall take such steps as may be necessary to implement the same. Such determinations and services shall include advising the Company's Board of Directors of the manner in which voting rights, rights to consent to corporate action, and any other non-investment decisions pertaining to a Portfolio's securities should be exercised.

     4. Wellington Management will regularly furnish reports with respect to the Portfolios at periodic meetings of the Company's Board of Directors and at such other times as may be reasonably requested by the Company's Board of Directors, which reports shall include Wellington Management's economic outlook and investment strategy and a discussion of the portfolio activity and the performance of the Portfolios since the last report. Copies of all such reports shall be furnished to HIFSCO for examination and review within a reasonable time prior to the presentation of such reports to the Company's Board of Directors.


     5. Wellington Management shall manage each Portfolio in conformity with the Company's Articles of Incorporation and By-laws, each as amended from time to time, and the Investment Company Act of 1940, as amended, other applicable laws, and the investment objectives, policies and restrictions of each Portfolio as set forth in the Portfolios' prospectus and statement of additional information, or any investment guidelines or other instructions received in writing from HIFSCO, and subject further to such policies and instructions as the Board of Directors or HIFSCO may from time to time establish and deliver to Wellington Management.


     In addition, Wellington Management will cause the Portfolios to comply with the requirements of (a) Section 851(b)(2) of the Internal Revenue Code of 1986, as amended (the "Code") regarding derivation of income from specified investment activities, and (b) Section 851(b)(4) of the Code regarding diversification of the Portfolios' assets.

     6. Wellington Management will select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolios and place, in the name of each Portfolio or its nominees, all such orders. When placing such orders, Wellington Management shall use its best efforts to obtain the best net security price available for each Portfolio. Subject to and in accordance with any directions that the Board of Directors may issue from time to time, Wellington Management may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Wellington Management determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or Wellington Management's overall responsibilities with respect to the Portfolios and Wellington Management's other advisory clients. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. Wellington Management will promptly communicate to the Board of Directors such information relating to portfolio transactions as they may reasonably request.

     7. (a) As compensation for the performance of the services by Wellington Management hereunder, HIFSCO shall pay to Wellington Management, as promptly as possible after the last day of each calendar year quarter, a fee accrued daily and paid quarterly, based upon the following annual rates and calculated based upon the average daily net asset values of each of the Portfolios as follows:


                                       ASSETS         ANNUAL RATE
                                       ------         -----------
[Fortis Asset Allocation
  Portfolio....................  First $50 Million       0.325%
                                 Next $100 Million       0.250%
                                 Next $350 Million       0.200%
                                 Over $500 Million       0.150%
Fortis Capital Appreciation
  Portfolio....................  First $50 Million       0.400%
                                 Next $100 Million       0.300%
                                 Next $350 Million       0.250%
                                 Over $500 Million       0.200%
Fortis Capital Fund............  First $50 Million       0.400%
                                 Next $100 Million       0.300%
                                 Next $350 Million       0.250%
                                 Next $500 Million       0.200%
                                 Over $1,000 Million     0.175%
Fortis Growth & Income Fund....  First $50 Million       0.325%
                                 Next $100 Million       0.250%
                                 Next $350 Million       0.200%
                                 Over $500 Million       0.150%
Fortis Value Fund..............  First $50 Million       0.400%
                                 Next $100 Million       0.300%
                                 Next $350 Million       0.250%
                                 Over $500 Million       0.200%
Fortis Growth Fund.............  First $50 Million       0.400%
                                 Next $100 Million       0.300%
                                 Next $350 Million       0.250%
                                 Over $500 Million       0.200%
Fortis Global Growth
  Portfolio....................  First $50 Million       0.400%
                                 Next $100 Million       0.300%
                                 Next $350 Million       0.250%
                                 Over $500 Million       0.200%
Fortis International Equity
  Portfolio....................  First $50 Million       0.400%
                                 Next $100 Million       0.300%
                                 Next $350 Million       0.250%
                                 Over $500 Million       0.200%]


     Wellington Management may waive all or a portion of its fees from time to time as agreed between the parties.

     If it is necessary to calculate the fee for a period of time which is not a calendar quarter, then the fee shall be (i) calculated at the annual rates provided above but prorated for the number of days elapsed in the period in question, as a percentage of the total number of days in such period, (ii) based upon the average of each Portfolio's daily net asset value for the period in question, and (iii) paid within a reasonable time after the close of such period.

     (b) Wellington Management will bear all expenses in connection with the performance of its services under this Agreement.

     (c) Wellington Management will not be entitled to receive any payment for the performance of its services hereunder from the Portfolios.

     (d) Wellington Management agrees to notify HIFSCO of any change in Wellington Management's personnel that are directly involved in the management of the Portfolios within a reasonable time following the occurrence of such change.

     8. Wellington Management shall not be liable for any loss or losses sustained by reason of any investment including the purchase, holding or sale of any security as long as Wellington Management shall have acted in good faith and with due care; provided, however, that no provision in this Agreement shall be deemed to protect Wellington Management, and Wellington Management shall indemnify HIFSCO, for any and all loss, damage, judgment, fine or award paid in settlement and attorney's fees related to Wellington Management's willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     9. (a) This Agreement shall become effective on May   , 2001 and shall
continue in effect through May   , 2003. This Agreement, unless sooner
terminated in accordance with 9(b) below, shall continue in effect from year to year thereafter provided that its continuance is specifically approved at least annually (1) by a vote of the majority of the members of the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of each Portfolio, and (2) in either event, by the vote of a majority of the members of the Company's Board of Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on this Agreement.

     (b) This Agreement (1) may be terminated with respect to each Portfolio at any time without the payment of any penalty either by vote of the members of the Board of Directors of the Company or by a vote of a majority of any Portfolio's outstanding voting securities, or by HIFSCO on written notice to Wellington Management, (2) shall immediately terminate in the event of its assignment, (3) may be terminated by Wellington Management on ninety days' prior written notice to HIFSCO, but such termination will not be effective until HIFSCO shall have contracted with one or more persons to serve as a successor Sub-Adviser for the Portfolio (or HIFSCO or an affiliate of HIFSCO agrees to manage the Portfolio) and such person(s) shall have assumed such position, and
(4) will terminate automatically upon termination of the advisory agreement between HIFSCO and the Company of even date herewith.

     (c) As used in this Agreement, the terms "assignment," "interested parties" and "vote of a majority of the Company's outstanding voting securities" shall have the meanings set forth for such terms in the Investment Company Act of 1940, as amended.

     (d) Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party or parties at the current office address provided by each party.

     10. Nothing in this Agreement shall limit or restrict the right of any partner, officer, or employee of Wellington Management to engage in any business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of Wellington Management to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     11. HIFSCO agrees that neither it nor any affiliate of HIFSCO will use Wellington Management's name or refer to Wellington Management or Wellington Management's clients in marketing and promotional materials without prior notification to and authorization by Wellington Management, such authorization not to be unreasonably withheld.

     12. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     13. The amendment of this Agreement for the sole purpose of adding one or more Portfolios shall not be deemed an amendment affecting an already existing Portfolio and requiring the approval of shareholders of that Portfolio.

     14. To the extent that federal securities laws do not apply, this Agreement and all performance hereunder shall be governed by the laws of the State of Connecticut which apply to contracts made and to be performed in the State of Connecticut.



           [The remainder of this page is left blank intentionally.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be
executed on the      day of May, 2001.

                                           HARTFORD INVESTMENT
                                           FINANCIAL SERVICES COMPANY

                                           By:

--------------------------------------------------------------------------------
                                           Name:
                                           Title:

                                           WELLINGTON MANAGEMENT COMPANY, LLP

                                           By:

--------------------------------------------------------------------------------
                                           Name:
                                           Title:

                                  ATTACHMENT A



                       [Fortis Advantage Portfolios, Inc.



     The following series of Fortis Advantage Portfolios, Inc. are made a part of this Agreement:



Asset Allocation Portfolio


Capital Appreciation Portfolio]



                        [Fortis Equity Portfolios, Inc.



     The following series of Fortis Equity Portfolios, Inc. are made a part of this Agreement:



Capital Fund


Growth & Income Fund


Value Fund]



                       [Fortis Worldwide Portfolios, Inc.



     The following series of Fortis Worldwide Portfolios, Inc. are made a part of this Agreement:



Global Growth Portfolio


International Equity Portfolio]

                                                                      APPENDIX C

                       INVESTMENT SUB-ADVISORY AGREEMENT


     [References in this form of Agreement to "series" of a Company will be excluded in the final agreement for Fortis Securities, Inc.]


     This investment sub-advisory agreement is made by and between Hartford Investment Financial Services Company, a Delaware corporation ("HIFSCO") and The Hartford Investment Management Company, a Delaware corporation ("HIMCO").

     WHEREAS, HIFSCO has entered into an agreement for the provision of investment management services (the "Principal Advisory Contract") to Fortis [Advantage Portfolios/Income Portfolios/Money Portfolios/Tax-Free
Portfolios/Securities], Inc. (the "Company"), and

     WHEREAS, HIFSCO wishes to engage HIMCO to provide investment management services to the series of shares of the Company listed on Attachment A (each a "Portfolio" and together the "Portfolios"), and

     WHEREAS, HIMCO is willing to perform such services on behalf of the Portfolios upon the terms and conditions and for the compensation hereinafter set forth.

     NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the parties hereto agree as follows:

     1. HIFSCO hereby employs HIMCO to provide investment management services with respect to the assets of the Portfolios and to perform the services hereinafter set forth subject to the terms and conditions of the investment objectives, policies and restrictions of each Portfolio, and HIMCO hereby accepts such employment and agrees during such period to assume the obligations herein set forth for the compensation herein provided.

     2. HIMCO shall evaluate and implement an investment program appropriate for each Portfolio which shall be amended and updated from time to time as financial and other economic conditions change as determined by HIFSCO and HIMCO.

     3. HIMCO, in consultation with HIFSCO when appropriate, will make all determinations with respect to the investment of the assets of the Portfolios and the purchase or sale of portfolio securities, and shall take such steps as may be necessary to implement the same. Such determinations and services shall include advising the Company's Board of Directors of the manner in which voting rights, rights to consent to corporate action, and any other non-investment decisions pertaining to a Portfolio's securities should be exercised.

     4. HIMCO will regularly furnish reports with respect to the Portfolios at periodic meetings of the Company's Board of Directors and at such other times as may be reasonably requested by the Company's Board of Directors, which reports shall include HIMCO's economic outlook and investment strategy and a discussion of the portfolio activity and the performance of the Portfolios since the last report. Copies of all such reports shall be furnished to HIFSCO for examination and review within a reasonable time prior to the presentation of such reports to the Company's Board of Directors.


     5. HIMCO shall manage each Portfolio in conformity with the Company's Articles of Incorporation and By-laws, each as amended from time to time, and the Investment Company Act of 1940, as amended, other applicable laws, and the investment objectives, policies and restrictions of each Portfolio as set forth in the Portfolios' prospectus and statement of additional information, or any investment guidelines or other instructions received in writing from HIFSCO, and subject further to such policies and instructions as the Board of Directors of HIFSCO may from time to time establish and deliver to HIMCO.


     6. HIMCO will select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolios and place, in the name of each Portfolio or its nominees, all such orders. When placing such orders, HIMCO shall use its best efforts to obtain the best net security price available for each Portfolio. Subject to and in accordance with any directions that the Board of Directors may issue from time to time, HIMCO may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if HIMCO determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or HIMCO's overall responsibilities with respect to the Portfolios and HIMCO's other advisory clients. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. HIMCO will promptly communicate to the Board of Directors such information relating to portfolio transactions as they may reasonably request.

     7. As compensation for the performance of the services by HIMCO hereunder, HIFSCO shall, as promptly as possible after the last day of each calendar year quarter, pay HIMCO the equivalent of all direct and indirect expenses incurred in the performance of its duties under this Agreement.

     8. HIMCO shall not be liable for any loss or losses sustained by reason of any investment including the purchase, holding or sale of any security as long as HIMCO shall have acted in good faith and with due care; provided, however, that no provision in this Agreement shall be deemed to protect HIMCO against any liability to the Company or its shareholders by reason of its willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     9. (a) This Agreement shall become effective on May   , 2001, shall
continue in effect for the same term as the Principal Advisory Contract and shall be submitted to the Company's Board of Directors for reapproval at the same time as the Principal Advisory Contract. This Agreement, unless sooner terminated in accordance with 9(b) below, shall continue in effect from year to year thereafter provided that its continuance is specifically approved at least annually (1) by a vote of the majority of the members of the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of each Portfolio, and (2) in either event, by the vote of a majority of the members of the Company's Board of Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on this Agreement.


     (b) This Agreement (1) may be terminated with respect to each Portfolio at any time without the payment of any penalty either by vote of the members of the Board of Directors of the Company or by a vote of a majority of any Portfolio's outstanding voting securities, or by HIFSCO on sixty days' prior written notice to HIMCO, (2) shall immediately terminate in the event of its assignment, (3) may be terminated by HIMCO on sixty days' prior written notice to HIFSCO, but such termination will not be effective until HIFSCO shall have contracted with one or more persons to serve as a successor to HIMCO for the Portfolio (or HIFSCO or another affiliate of HIFSCO agrees to manage the Portfolio) and such person(s) shall have assumed such position, and (4) will terminate automatically upon termination of the investment management agreement between HIFSCO and the Company of even date herewith.


     (c) As used in this Agreement, the terms "assignment," "interested parties" and "vote of a majority of the Company's outstanding voting securities" shall have the meanings set forth for such terms in the Investment Company Act of 1940, as amended.

     (d) Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party or parties at the current office address provided by each party.

     10. Nothing in this Agreement shall limit or restrict the right of any partner, officer, or employee of HIMCO to engage in any business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of HIMCO to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     11. It is the intention of the parties hereto that by this Agreement HIMCO shall provide HIFSCO with such investment management and advisory services as may be required by HIFSCO in managing and advising the Portfolios pursuant to the terms of the Principal Advisory Contract. No provision of this Agreement shall be construed or interpreted to grant HIMCO any right or authority not granted to HIFSCO under the Principal Advisory Contract, or to impose on HIMCO any duty or obligation not otherwise imposed on HIFSCO under the Principal Advisory Contract.

     12. HIFSCO agrees that neither it nor any affiliate of HIFSCO will use HIMCO's name or refer to HIMCO or HIMCO's clients in marketing and promotional materials without prior notification to and authorization by HIMCO, such authorization not to be unreasonably withheld.

     13. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     14. The amendment of this Agreement for the sole purpose of adding one or more Portfolios shall not be deemed an amendment affecting an already existing Portfolio and requiring the approval of shareholders of that Portfolio.

     15. To the extent that federal securities laws do not apply, this Agreement and all performance hereunder shall be governed by the laws of the State of Connecticut which apply to contracts made and to be performed in the State of Connecticut.


            [The remainder of this page is left blank intentionally]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be
executed on the   day of May, 2001.

                                           HARTFORD INVESTMENT

                                           FINANCIAL SERVICES

                                           COMPANY

                                           -------------------------------------
                                           By:
                                           Title:

                                           THE HARTFORD INVESTMENT
                                           MANAGEMENT COMPANY

                                           -------------------------------------
                                           By:
                                           Title:

                                  ATTACHMENT A


                       [Fortis Advantage Portfolios, Inc.



     The following series of Fortis Advantage Portfolios, Inc. is made a part of this Agreement:



High Yield Portfolio]



                        [Fortis Income Portfolios, Inc.



     The following series of Fortis Income Portfolios, Inc. are made a part of this Agreement:



Strategic Income Fund


U.S. Government Securities Fund]



                         [Fortis Money Portfolios, Inc.



     The following series of Fortis Money Portfolios, Inc. is made a part of this Agreement:



Money Fund]



                       [Fortis Tax-Free Portfolios, Inc.



     The following series of Fortis Tax-Free Portfolios, Inc. are made a part of this Agreement:



Tax-Free Minnesota Portfolio


Tax-Free National Portfolio]

                                                                      APPENDIX D

                       WELLINGTON MANAGEMENT COMPANY, LLP


                      PARTNERS AND SENIOR VICE PRESIDENTS



Kenneth L. Abrams                    Matthew E. Megargel
Nicholas C. Adams                    James N. Mordy
Rand L. Alexander                    Diane C. Nordin
Deborah L. Allinson                  Stephen T. O'Brien
Steven C. Angeli                     Andrew S. Offit
James H. Averill                     Edward P. Owens
John F. Averill                      Saul J. Pannell
Karl E. Bandtel                      Thomas L. Pappas
Mark J. Beckwith                     Jonathan M. Payson
Kevin J. Blake                       Phillip H. Perelmuter
William N. Booth                     Robert D. Rands
Michael J. Boudens                   Eugene E. Record, Jr.
Paul Braverman                       James A. Rullo
Robert A. Bruno                      John R. Ryan
Maryann E. Carroll                   Joseph H. Schwartz
Pamela Dippel                        James H. Shakin
Robert L. Evans                      Theodore Shasta
Lisa d. Finkel                       Binkley C. Shorts
Mark A. Flaherty                     Scott E. Simpson
Charles T. Freeman                   Trond Skramstad
Laurie A. Gabriel                    Catherine A. Smith
John H. Gooch                        Stephen A. Soderberg
Nicholas P. Greville                 Eric Stromquist
Paul Hamel                           Brendan J. Swords
Lucius T. Hill, III                  Harriett Tee Taggart
Jean M. Hynes                        Perry M. Traquina
Paul D. Kaplan                       Gene R. Tremblay
John C. Keogh                        Michael A. Tyler
George C. Lodge, Jr.                 Mary Ann Tynan
Nancy T. Lukitsh                     Clare Villari
Mark T. Lynch                        Ernst H. von Metzsch
Christine S. Manfredi                James L. Walters
Earl E. McEvoy                       Kim Williams
Duncan M. McFarland                  Francis V. Wisneski
Paul M. Mecray III

                                                                      APPENDIX E

                      AGREEMENT AND PLAN OF REORGANIZATION


     [References in this form of Agreement to "series" of a Company will be excluded in the final agreement for Fortis Growth Fund, Inc. and Fortis Securities, Inc. References in this form of Agreement to "classes" of a Company's shares will be excluded in the final agreement for Fortis Securities, Inc.]


                    REORGANIZING AS [NAME] FUND, A SERIES OF

               [FORTIS SERIES FUND, INC./FORTIS SECURITIES, INC.]



     This Agreement and Plan of Reorganization (this "Agreement") is made as of
       , 2001 by and between [MN Corp], a Minnesota corporation, on behalf of its [name] series (the "Fund"), and [Fortis Series Fund, Inc./Fortis Securities, Inc.], a Maryland corporation, on behalf of its [name] series (the "New Fund").


     [[MN Corp] has outstanding more than one series of shares. The Fund comprises the Series [ ] Common Shares designated in [MN Corp]'s Articles of Incorporation. Such Series [ ] Common Shares have been further designated in [MN Corp]'s Articles of Incorporation as Class [ ], [ ], and [ ] shares of Series [ ] Common Stock, which respective classes are referred to herein as Class [ ], [ ] and [ ] shares of the Fund.]

PLAN OF REORGANIZATION

     (a) The Fund will sell, assign, convey, transfer and deliver to the New Fund on the Exchange Date (as defined in Section 6) all of its properties and assets. In consideration therefor, the New Fund shall, on the Exchange Date, assume all of the liabilities of the Fund existing at the Valuation Time and deliver to the Fund (i) a number of full and fractional Class A shares of common stock of the New Fund (the "Class A Reorganization Shares") equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional Class A shares of the Fund outstanding as of the Valuation Time, (ii) a number of full and fractional Class B shares of common stock of the New Fund (the "Class B Reorganization Shares") equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional Class B shares of the Fund outstanding as of the Valuation Time, (iii) a number of full and fractional Class C shares of common stock of the New Fund (the "Class C Reorganization Shares") equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional Class C shares of the Fund outstanding as of the Valuation Time, (iv) [a number of full and fractional Class E shares of common stock of the New Fund (the "Class E

Reorganization Shares") equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional Class E shares of the Fund outstanding as of the Valuation Time]; (v) a number of full and fractional Class H shares of common stock of the New Fund (the "Class H Reorganization Shares") equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional Class H shares of the Fund outstanding as of the Valuation Time, and [(vi) a number of full and fractional Class Z shares of common stock of the New Fund (the "Class Z Reorganization Shares") equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional Class Z shares of the Fund outstanding as of the Valuation Time].

     The Class A Reorganization Shares, the Class B Reorganization Shares, the Class C Reorganization Shares, [the Class E Reorganization Shares,] the Class H Reorganization Shares, [and the Class Z Reorganization Shares] shall be referred to collectively as the "Reorganization Shares." It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

     [In order to bind all holders of Fund shares to the transactions contemplated hereby, and in particular in order to bind them to the cancellation and retirement of the outstanding Fund shares held by them, [MN Corp] shall, at or before the Exchange Date, (i) obtain approval pursuant to Minnesota law of articles of amendment in substantially the form attached hereto as Schedule A (the "Amendment") to its Articles of Incorporation, and (ii) file the Amendment with the Secretary of State of Minnesota.]

     (b) Upon consummation of the transactions described in paragraph (a) of this Agreement, the Fund shall distribute in complete liquidation to its Class A, Class B, Class C, [Class E,] Class H [and Class Z] shareholders of record as of the Exchange Date the Class A, Class B, Class C, [Class E,] Class H [and Class Z] Reorganization Shares, each shareholder being entitled to receive that proportion of such Class A, Class B, Class C, [Class E,] Class H [and Class Z] Reorganization Shares which the number of Class A, Class B, Class C, [Class E,] Class H [and Class Z] shares of common stock of the Fund held by such shareholder bears to the number of Class A, Class B, Class C, [Class E,] Class H [and Class Z] shares of the Fund outstanding on such date. Certificates representing the Reorganization Shares will not be issued. All issued and outstanding shares of the Fund will simultaneously be canceled on the books of the Fund.

     (c) As promptly as practicable after the liquidation of the Fund as aforesaid [and the liquidation of all other outstanding series of shares of [MN Corp]], [MN Corp] shall be dissolved pursuant to the provisions of the

Articles of Incorporation and By-Laws of [MN Corp], as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Exchange Date and, if applicable, such later date on which the Fund is liquidated.

AGREEMENT

     The New Fund and the Fund agree as follows:

     1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE NEW FUND. The New Fund represents and warrants to and agrees with the Fund that:


          (a) The New Fund is a series of [Fortis Series Fund, Inc./Fortis Securities, Inc.], a Maryland corporation duly incorporated and validly existing under the laws of the State of Maryland, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. On the Exchange Date, [Fortis Series Fund, Inc./Fortis Securities, Inc.] will be qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on [Fortis Series Fund, Inc./Fortis Securities, Inc.]. On the Exchange Date, each of [Fortis Series Fund, Inc./Fortis Securities, Inc.] and the New Fund will have all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.



          (b) On the Exchange Date, [Fortis Series Fund, Inc./Fortis Securities, Inc.] will be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as [an open-end/a closed-end] management investment company, and such registration will not have been revoked or rescinded and will be in full force and effect.



          (c) There are no material legal, administrative or other proceedings pending or, to the knowledge of [Fortis Series Fund, Inc./Fortis Securities, Inc.] or the New Fund, threatened against [Fortis Series Fund, Inc./Fortis Securities, Inc.] or the New Fund, which assert liability on the part of [Fortis Series Fund, Inc./Fortis Securities, Inc.] or the New Fund. The New Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.


          (d) The New Fund has no known liabilities of a material nature, contingent or otherwise.

          (e) As of the Exchange Date, the New Fund will have filed all federal and other tax returns and reports which, to the knowledge of [Fortis Series Fund, Inc./Fortis Securities, Inc.]'s officers, are required to be filed by the New Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the New Fund. All tax liabilities of the New Fund have been adequately provided for on its books, and no tax deficiency or liability of the New Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.


          (f) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the New Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).


          (g) The definitive proxy statement of the Fund filed with the Securities and Exchange Commission pursuant to Rule 14a-6(b) under the 1934 Act and relating to the meeting of the Fund's shareholders referred to in
     Section 7(a) (together with the documents incorporated therein by reference, the "Fund Proxy Statement"), on the date of such filing (i) complied in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 7(a) and on the Exchange Date, the Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Fund Proxy Statement made in reliance upon and in conformity with information furnished by the New Fund and [Fortis Series Fund, Inc./Fortis Securities, Inc.] for use therein.


          (h) There are no material contracts outstanding to which the New Fund is a party, other than as will be disclosed in the prospectus and statement of additional information of the Fund included in [MN. Corp.]'s registration statement under the 1933 Act, as such prospectus and statement of additional information are amended or supplemented on the

     Exchange Date (collectively, the "New Fund Prospectus") or the Fund Proxy Statement.

          (i) The Fund is the sole shareholder of the New Fund.


          (j) The New Fund was established by the Directors of [Fortis Series Fund, Inc./Fortis Securities, Inc.] in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a "regulated investment company" for federal income tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, the New Fund will elect to be a "regulated investment company" and until such time will take all steps necessary to ensure that it qualifies for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.


          (k) The issuance of the Reorganization Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

          (l) The Reorganization Shares to be issued to the Fund will have been duly authorized as of the Exchange Date and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by the New Fund, and no shareholder of the New Fund will have any preemptive right of subscription or purchase in respect thereof.

          (m) All issued and outstanding shares of the New Fund at the Exchange Date will be duly and validly issued and outstanding, fully paid and non-assessable by the New Fund. The New Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the New Fund shares, nor is there outstanding any security convertible into any of the New Fund shares.

     2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE FUND. The Fund represents and warrants to and agrees with the New Fund that:

          (a) The Fund is a series of shares of [MN Corp], a corporation duly incorporated and validly existing under the laws of Minnesota and has power to own all of its properties and assets and to carry out this Agreement. [MN Corp] is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Fund. Each of [MN Corp] and the Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.

          (b) [MN Corp] is registered under the 1940 Act as [an open-end/a closed-end] management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

          (c) A statement of assets and liabilities, statements of operations, statements of changes in net assets and a schedule of investments (indicating their market values) of the Fund as of and for the fiscal year
     ended                     ,           will be furnished to the New Fund.
     Such statement of assets and liabilities and schedule will fairly present the financial position of the Fund as of their date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

          (d) The prospectus and statement of additional information of [MN
     Corp] dated                     ,           (collectively, the "Fund
     Prospectus"), which has been previously furnished to the New Fund, did not contain as of such date and does not contain, with respect to [MN Corp] and the Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (e) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Fund or [MN Corp], threatened against the Fund or [MN Corp], which assert liability on the part of the Fund or [MN Corp]. The Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          (f) There are no material contracts outstanding to which the Fund is a party, other than as disclosed in the Fund Prospectus or the Fund Proxy Statement.

          (g) The Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown on the Fund's statement
     of assets and liabilities as of                     ,           referred to
     above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Fund will endeavor to quantify and reflect on its balance sheet all of its material known liabilities and will advise the New Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to
                         ,          , whether or not incurred in the ordinary
     course of business.

          (h) As of the Exchange Date, the Fund will have filed all federal and other tax returns and reports which, to the knowledge of [MN Corp]'s officers, are required to be filed by the Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Fund. All tax liabilities of the Fund have been adequately provided for on its books, and no tax deficiency or liability of the Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

          (i) At the Exchange Date, [MN Corp], on behalf of the Fund, will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Fund to be transferred to the New Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the New Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof. As used in this Agreement, the term "Investments" shall mean the Fund's investments shown
     on the schedule of its investments as of                ,
     referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

          (j) No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the New Fund or the Fund, except as previously disclosed to the New Fund by the Fund.

          (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

          (l) The Fund Proxy Statement, on the date of its filing (i) complied in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in
     Section 7(a) and on the Exchange Date, the Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Fund Proxy Statement made in reliance upon and in conformity with information furnished by the New Fund for use in the Fund Proxy Statement.

          (m) The Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

          (n) At the Exchange Date, the Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Fund pursuant to this Agreement, the New Fund will constitute a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act.

          (o) To the best of its knowledge, all of the issued and outstanding shares of the Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

          (p) All issued and outstanding shares of the Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund shares, nor is there outstanding any security convertible into any of the Fund shares, except that Class B and Class H shares of the Fund are convertible into Class A shares of the Fund in the manner and on the terms described in the Fund Prospectus.

     3. REORGANIZATION.

     (a) Subject to the requisite approval of the shareholders of the Fund and to the other terms and conditions contained herein, the Fund agrees to sell, assign, convey, transfer and deliver to the New Fund, and the New Fund agrees to acquire from the Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Fund, whether accrued or contingent, in exchange for that number of shares of common stock of the New Fund provided for in Section 4 and the assumption by the New Fund of all of the liabilities of the Fund, whether accrued or contingent, existing at the Valuation Time (as defined below) except for the Fund's liabilities, if any, pursuant to this Agreement. The Fund will, as soon as practicable after the Exchange Date, distribute all of the Reorganization Shares received by it to the shareholders of the Fund in exchange for their Class A, Class B, Class C, [Class E,] Class H [and Class Z] shares of the Fund, which shall be cancelled and retired by the Fund.

     (b) The Fund will pay or cause to be paid to the New Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the New Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Fund acquired by the New Fund.

     (c) The Valuation Time shall be 4:00 p.m. Eastern time on the Exchange Date or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

     4. EXCHANGE DATE; VALUATION TIME. On the Exchange Date, the New Fund will deliver to the Fund (i) a number of full and fractional Class A Reorganization Shares equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional Class A shares of the Fund outstanding as of the Valuation Time, (ii) a number of full and fractional Class B Reorganization Shares equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional Class B shares of the Fund outstanding as of the Valuation Time, (iii) a number of full and fractional Class C Reorganization Shares equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional Class C shares of the Fund outstanding as of the Valuation Time, (iv) [a number of full and fractional Class E Reorganization shares equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional Class E shares of the Fund outstanding as of the Valuation Time], (v) a number of full and fractional Class H Reorganization Shares equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional Class H shares of the Fund outstanding as of the Valuation Time, [and (vi) a number of full and fractional Class Z Reorganization Shares equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional Class Z shares of the Fund outstanding as of the Valuation Time.]

     (a) The Fund shall distribute the Class A Reorganization Shares to the Class A shareholders of the Fund by furnishing written instructions to the New Fund's transfer agent, which will as soon as practicable set up open accounts for each Class A Fund shareholder in accordance with such written instructions.

The Fund shall distribute the Class B Reorganization Shares to the Class B shareholders of the Fund by furnishing written instructions to the New Fund's transfer agent, which will as soon as practicable set up open accounts for each Class B Fund shareholder in accordance with such written instructions. The Fund shall distribute the Class C Reorganization Shares to the Class C shareholders of the Fund by furnishing written instructions to the New Fund's transfer agent, which will as soon as practicable set up open accounts for each Class C Fund shareholder in accordance with such written instructions. [The Fund shall distribute the Class E Reorganization Shares to the Class E shareholders of the Fund by furnishing written instructions to the New Fund's transfer agent, which will as soon as practicable set up open accounts for each Class E Fund shareholder in accordance with such written instructions.] The Fund shall distribute the Class H Reorganization Shares to the Class H shareholders of the Fund by furnishing written instructions to the New Fund's transfer agent, which will as soon as practicable set up open accounts for each Class H Fund shareholder in accordance with such written instructions. [The Fund shall distribute the Class Z Reorganization Shares to the Class Z shareholders of the Fund by furnishing written instructions to the New Fund's transfer agent, which will as soon as practicable set up open accounts for each Class Z Fund shareholder in accordance with such written instructions.]

     (b) The New Fund shall assume all liabilities of the Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of the Fund or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Valuation Time, and whether or not specifically referred to in this Agreement, except for the Fund's liabilities, if any, pursuant to this Agreement.

     5. EXPENSES, FEES, ETC.

     (a) The parties hereto understand and agree that the cost of the transactions contemplated by this Agreement are being borne by Hartford Life and Accident Insurance Company and/or its affiliates. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

     (b) Notwithstanding any other provision of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages.

     6. EXCHANGE DATE. Delivery of the assets of the Fund to be transferred, assumption of the liabilities of the Fund to be assumed, and the delivery of the Reorganization Shares to be issued shall be made at the offices of Ropes &

Gray, Boston, Massachusetts at 10:00 a.m. on             , 2001 or at such other
time and date agreed to by the New Fund and the Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

     7. MEETINGS OF SHAREHOLDERS; DISSOLUTION.

     (a) [MN Corp], on behalf of the Fund, agrees to call a meeting of the Fund's shareholders as soon as is practicable after the date of filing of the Fund Proxy Statement for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the New Fund as herein provided, adopting this Agreement, [approving the Amendment], and authorizing the liquidation of the Fund.


     (b) The Fund agrees that the liquidation and dissolution of the Fund will be effected in the manner provided in the Articles of Incorporation and By-Laws of the Fund, as amended, and in accordance with applicable law, all at the time referred to in Paragraph (c) of "Plan of Reorganization," above, and that on and after the Exchange Date, the Fund shall not conduct any business except in connection with its liquidation.


     8. CONDITIONS TO THE NEW FUND'S OBLIGATIONS. The obligations of the New Fund hereunder shall be subject to the following conditions:

          (a) That this Agreement shall have been adopted and the transactions contemplated hereby [and the Amendment] shall have been approved by the requisite votes of the holders of the outstanding shares of the Fund entitled to vote[; and the Amendment shall have been duly filed with the Minnesota Secretary of State].

          (b) That the Fund shall have furnished to the New Fund a statement of the Fund's assets and liabilities, with values determined as provided in
     Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the Fund's behalf by [MN Corp]'s President (or any Vice President) and Treasurer, a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Fund since
                    ,                other than changes in the Investments and
     other assets and properties since that date or changes in the market value of the Investments and other assets of the Fund, or changes due to dividends paid or losses from operations.

          (c) That the Fund shall have furnished to the New Fund a statement, dated the Exchange Date, signed by [MN Corp]'s President (or any Vice President) and Treasurer certifying that as of the Exchange Date all representations and warranties of the Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

          (d) That the Fund shall have delivered to the New Fund a letter from KPMG LLP ("KPMG") dated the Exchange Date reporting on the results of applying certain procedures agreed upon by the New Fund and described in such letter, which limited procedures relate to schedules of the tax provisions and qualifying tests for regulated investment companies as
     prepared for the fiscal year ended                               ,
                    and the period                               ,
                    to the Exchange Date (the latter period being based on unaudited data).

          (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.


          (f) That the New Fund shall have received an opinion of counsel to the Fund, in form satisfactory to counsel to the New Fund, and dated the Exchange Date, to the effect that (i) [MN Corp] is a corporation duly incorporated and is validly existing under the laws of the State of Minnesota and has the corporate power to own all its properties and to carry on its business as presently conducted; (ii) this Agreement has been duly authorized, executed and delivered by [MN Corp] on behalf of the Fund and, assuming that the Fund Proxy Statement complies with the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by [Fortis Series Fund, Inc./Fortis Securities, Inc.], on behalf of the New Fund, is a valid and binding obligation of [MN Corp.]; (iii) [MN Corp], on behalf of the Fund, has corporate power to sell, assign, convey, transfer and deliver the assets contemplated hereby; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate [MN Corp]'s Articles or By-Laws or any provision of any agreement known to such counsel to which [MN Corp] or the Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in [MN Corp]'s Articles or By-Laws, such counsel may rely upon a certificate of an officer of [MN Corp] whose responsibility it is to advise [MN Corp] and the Fund with respect to such matters; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by [MN Corp], on behalf of the Fund, of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

          (g) That the New Fund shall have received an opinion of counsel to the Fund, dated the Exchange Date, in form satisfactory to counsel for the New Fund (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) the transactions contemplated hereby will constitute a reorganization within the meaning of
     Section 368(a)(1) of the Code, and the New Fund and the Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Fund upon the transfer of the Investments to the New Fund in exchange for the Reorganization Shares and the assumption by the New Fund of the liabilities of the Fund, or upon the distribution of Reorganization Shares to its shareholders;
     (iii) no gain or loss will be recognized by shareholders of the Fund upon the distribution of Reorganization Shares to them in exchange for their shares of the Fund; (iv) the aggregate tax basis of the Reorganization Shares that each Fund shareholder receives in place of his or her Fund shares will be the same as his or her aggregate basis in the Fund shares exchanged therefor; (v) a Fund shareholder's holding period for the Reorganization Shares will be determined by including the holding period for the Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Fund shares as a capital asset; (vi) no gain or loss will be recognized by the New Fund upon receipt of the Investments in exchange for the Reorganization Shares and the assumption by the New Fund of the liabilities of the Fund; (vii) the basis in the hands of the New Fund of the Investments transferred pursuant to this Agreement will be the same as the Fund's basis in the Investments immediately prior to such transfer; (viii) the New Fund's holding period with respect to the Investments will include the periods during which the Investments were held by the Fund; and (ix) the New Fund will succeed to and take into account the items of the Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Regulations thereunder.

          (h) That the assets of the Fund to be acquired by the New Fund will include no assets which the New Fund, by reason of charter limitations or of investment restrictions disclosed in its current registration statement in effect on the Exchange Date, may not properly acquire.

          (i) That the Fund shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

          (j) That all actions taken by [MN Corp], on behalf of the Fund, in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the New Fund and its counsel.

          (k) That the Fund shall have furnished to the New Fund a certificate, signed by the President (or any Vice President) and the Treasurer of [MN Corp], on behalf of the Fund, as to the tax cost to the Fund of the securities delivered to the New Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the New Fund may reasonably request.

          (l) That the Fund's custodian shall have delivered to the New Fund a certificate identifying all of the assets of the Fund held or maintained by such custodian as of the Valuation Time.

          (m) That the Fund's transfer agent shall have provided to the New Fund
     (i) the originals or true copies of all of the records of the Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

          (n) That all of the issued and outstanding shares of the Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Fund or its transfer agent by the New Fund or its agents shall have revealed otherwise, either (i) the Fund shall have taken all actions that in the opinion of the New Fund or its counsel are necessary to remedy any prior failure on the part of the Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the New Fund in amounts sufficient and upon terms satisfactory, in the opinion of the New Fund or its counsel to indemnify the New Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Fund to have offered and sold such shares in conformity with such laws.

          (o) That the New Fund shall have received from KPMG a letter addressed to the New Fund dated as of the Exchange Date satisfactory in form and substance to the New Fund to the effect that, on the basis of limited procedures agreed upon by the New Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), as of the Valuation Time the value of the assets and liabilities of the Fund to be exchanged for the Reorganization Shares has been determined in accordance with the provisions of [Fortis Series Fund, Inc./Fortis Securities, Inc.]'s Articles of Incorporation, pursuant to the procedures customarily utilized by the New Fund in valuing its assets and issuing its shares.


     9. CONDITIONS TO THE FUND'S OBLIGATIONS. The obligations of the Fund hereunder shall be subject to the following conditions:


          (a) That this Agreement shall have been adopted and the transactions contemplated hereby [and the Amendment] shall have been approved by the requisite votes of the holders of the outstanding shares of the Fund entitled to vote[; and the Amendment shall have been duly filed with the Minnesota Secretary of State].



          (b) That [Fortis Series Fund, Inc./Fortis Securities, Inc.], on behalf of the New Fund, shall have executed and delivered to the Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which the New Fund will assume all of the liabilities of the Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.



          (c) That the New Fund shall have furnished to the Fund a statement, dated the Exchange Date, signed by [Fortis Series Fund, Inc./Fortis Securities, Inc.]'s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the New Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that the New Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.


          (d) That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.


          (e) That the Fund shall have received an opinion of counsel to the New Fund in form satisfactory to counsel to the Fund, and dated the Exchange Date, to the effect that (i) [Fortis Series Fund, Inc./Fortis Securities, Inc.] is a Maryland corporation duly formed and is validly existing under the laws of the State of Maryland and has the power to own all its properties and to carry on its business as presently conducted; (ii) the Reorganization Shares to be delivered to the Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by [Fortis Series Fund, Inc./Fortis Securities, Inc.] and the New Fund and no shareholder of the New Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by [Fortis Series Fund, Inc./Fortis Securities, Inc.] on behalf of the New Fund and, assuming that the Fund Proxy Statement complies with the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by [MN Corp], on behalf of the Fund, is a valid and binding obligation of [Fortis Series Fund, Inc./Fortis Securities, Inc.] and the New Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate [Fortis Series Fund, Inc./Fortis Securities, Inc.]'s Articles of Incorporation or By-Laws, or any provision of any agreement known to such counsel to which [Fortis Series Fund, Inc./Fortis Securities, Inc.] or the New Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in [Fortis Series Fund, Inc./Fortis Securities, Inc.]'s Articles of Incorporation, By-Laws or then-current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer whose responsibility is to advise [Fortis Series Fund, Inc./Fortis Securities, Inc.] and the New Fund with respect to such matters; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by [Fortis Series Fund, Inc./Fortis Securities, Inc.] on behalf of the New Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.


          (f) That the Fund shall have received an opinion of counsel to the Fund, dated the Exchange Date, in form satisfactory to counsel for the New Fund (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) the transactions contemplated hereby will constitute a reorganization within the meaning of
     Section 368(a)(1) of the Code, and the New Fund and the Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Fund upon the transfer of the Investments to the New Fund in exchange for the Reorganization Shares and the assumption by the New Fund of the liabilities of the Fund, or upon the distribution of Reorganization Shares to its shareholders;
     (iii) no gain or loss will be recognized by shareholders of the Fund upon the distribution of Reorganization Shares to them in exchange for their shares of the Fund; (iv) the aggregate tax basis of the Reorganization Shares that each Fund shareholder receives in place of his or her Fund shares will be the same as his or her aggregate basis in the Fund shares exchanged therefor; (v) a Fund shareholder's holding period for the Reorganization Shares will be determined by including the holding period for the Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Fund shares as a capital asset; (vi) no gain or loss will be recognized by the New Fund upon receipt of the Investments in exchange for the Reorganization Shares and the assumption by the New Fund of the liabilities of the Fund; (vii) the basis in the hands of the New Fund of the Investments transferred pursuant to this Agreement will be the same as the Fund's basis in the Investments immediately prior to such transfer; (viii) the New Fund's holding period with respect to the Investments will include the periods during which the Investments were held by the Fund; and (ix) the New Fund will succeed to and take into account the items of the Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Regulations thereunder.


          (g) That all actions taken by [Fortis Series Fund, Inc./Fortis Securities, Inc.] on behalf of the New Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Fund and its counsel.


          (h) That the New Fund shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

     10. INDEMNIFICATION.


     (a) The Fund shall indemnify and hold harmless, out of the assets of the Fund (which shall be deemed to include the assets of the New Fund represented by the Reorganization Shares following the Exchange Date) but no other assets, the directors and officers of [Fortis Series Fund, Inc./Fortis Securities, Inc.] (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Fund contained in the Fund Proxy Statement or the New Fund Prospectus or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Fund required to be stated therein or necessary to make the statements relating to the Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Fund. The Indemnified Parties will notify the Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Fund's obligation under Section 10(a) to indemnify and hold harmless the Indemnified parties shall constitute a guarantee of payment so that the Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties, first paying the same. The indemnification obligations of the Fund under this Section 10(a) shall be assumed by the New Fund upon the Exchange Date, at which time the Fund shall be automatically released from such indemnification obligations.



     (b) The New Fund shall indemnify and hold harmless, out of the assets of the New Fund but no other assets, the directors and officers of the Fund (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the New Fund contained in the Fund Proxy Statement or the New Fund Prospectus or any amendment or supplement thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to [Fortis Series Fund, Inc./Fortis Securities, Inc.] or the New Fund required to be stated therein or necessary to make statements relating to [Fortis Series Fund, Inc./Fortis Securities, Inc.] or the New Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding, made legal process or any suit brought against or claim made with the consent of [Fortis Series Fund, Inc./Fortis Securities, Inc] or the New Fund. The Indemnified Parties will notify [Fortis Series Fund, Inc./Fortis Securities, Inc.] and the New Fund in writing within ten days after the receipt by any one or more of the Indemnified parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The New Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the New Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The New Fund's obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the New Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties' first paying the same.



     11. NO BROKER, ETC. Each of the Fund and the New Fund represents that there is no person who has dealt with it, or [Fortis Series Fund, Inc./Fortis Securities, Inc.] or [MN Corp] who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.


     12. TERMINATION. The Fund and the New Fund may, by mutual consent of the directors on behalf of each Fund, terminate this Agreement, and the Fund or the New Fund, after consultation with counsel and by consent of their directors or an officer authorized by such directors, may waive any condition to their respective obligations hereunder, provided, however, that neither party may waive the conditions contained in Section 8(a) or 9(a) of this Agreement. If the transactions contemplated by this Agreement have not been substantially
completed by             , 2001, this Agreement shall automatically terminate on
that date unless a later date is agreed to by the Fund and the New Fund.

     13. COVENANTS, ETC. DEEMED MATERIAL. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

     14. SOLE AGREEMENT; AMENDMENTS; GOVERNING LAW. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of the State of Maryland.


                                           [MN Corp], a Minnesota corporation on
                                           behalf of its series
                                           By ----------------------------------
                                          Its ----------------------------------
                                           [Fortis Series Fund, Inc./Fortis
                                           Securities, Inc.], a Maryland
                                           corporation, on behalf of its series
                                           By ----------------------------------
                                          Its ----------------------------------

                                   SCHEDULE A

                             ARTICLES OF AMENDMENT
                                       TO
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                                   [MN CORP]

                      ([NAME OF FORTIS FUND] TRANSACTION)


     The undersigned officer of [MN Corp] (the "Corporation"), a Minnesota corporation which is subject to the provisions of Minnesota Statutes, Chapter 302A, hereby certifies that the following amendment to the Corporation's amended and restated articles of incorporation has been adopted by the Board of Directors and by the requisite vote of shareholders of the Corporation pursuant to said Chapter 302A:

     WHEREAS, the Corporation is registered as an open-end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in several series, each of which represents a separate and distinct portfolio of assets; and


     WHEREAS, it is desirable and in the best interests of the holders of each
class of the Series [          ] shares of the Corporation (also known as "[Name
of Fortis Fund]"), one of the series of the Corporation (hereinafter, the "Acquired Fund"), that the assets belonging to the Acquired Fund be sold to [Name of New Fund] (the "Acquiring Fund"), one of the series of [Fortis Series Fund, Inc./Fortis Securities, Inc.], a Maryland corporation (the "Maryland Company"), in exchange for shares of the same class of the Acquiring Fund, which shares will be distributed pro rata to the former shareholders of the Acquired Fund; and


     WHEREAS, the Acquired Fund and the Acquiring Fund have entered into an
Agreement and Plan of Reorganization dated [            ], 2001 (the
"Reorganization Agreement"), providing for the foregoing transactions; and

     WHEREAS, the Reorganization Agreement requires that, in order to bind all holders of shares of the Acquired Fund to the foregoing transactions, and in particular to bind such holders to the cancellation and retirement of their outstanding Acquired Fund shares, it is necessary to adopt an amendment to the Corporation's amended and restated articles of incorporation.

     NOW, THEREFORE, BE IT RESOLVED, that the Corporation's amended and restated articles of incorporation be, and the same hereby are, amended to add the following Article 5.[ ] at the end of Article 5 thereof:

     5.[ ](a) For the purposes of this Article 5.[ ], the following terms shall have the following meanings:


     "Acquired Fund" means the Series [          ] shares of the Corporation
(also known as "[Name of Fortis Fund]"), which shares have been issued in several classes.


     "Acquiring Fund" means the [Name of New Fund], a series of the Maryland Company, the shares of which series may be issued in several classes.

     "Exchange Date" has the meaning set forth in the Reorganization Agreement.


     "Maryland Company" means [Fortis Series Fund, Inc./Fortis Securities, Inc.], a Maryland corporation.


     "Reorganization Agreement" means that Agreement and Plan of Reorganization
dated [          ], 2001, to which the Acquired Fund and the Acquiring Fund are parties.

     (b) At the Exchange Date, the assets belonging to the Acquired Fund, the Special Liabilities associated therewith, and the General Assets and General Liabilities allocated to the Acquired Fund shall be transferred to the Acquiring Fund in exchange for Acquiring Fund shares, all as set forth in the Reorganization Agreement. Such Acquiring Fund shares shall be distributed to Acquired Fund shareholders as set forth in (c) below. For purposes of the foregoing, the terms "assets belonging to", "Special Liabilities", "General Assets", and "General Liabilities" have the meanings assigned to them in Articles 7(c) and 7(d) of the Corporation's amended and restated articles of incorporation.


     (c) At the Exchange Date, each issued and outstanding Acquired Fund share shall be, without further action, exchanged for that class and number of Acquiring Fund shares determined in accordance with Sections 3 and 4 of the Reorganization Agreement, and such Acquired Fund shares shall be cancelled and retired. The distribution of such Acquiring Fund shares to Acquired Fund shareholders shall be accomplished in the manner set forth in Section 4(a) of the Reorganization Agreement.


     (d) From and after the Exchange Date, the Acquired Fund shares cancelled and retired pursuant to (c) above shall have the status of authorized and unissued shares of the Corporation, without designation as to series or class.

     IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed
these Articles of Amendment on behalf of the Corporation on [          ], 2001.

                                           [MN CORP]

                                           By ----------------------------------
                                          Its ----------------------------------

                                                                 Fortis - Mutual

To vote by Telephone

         1) Read the Proxy Statement and have the Proxy card below at hand.

         2) Call 1-888-267-0697

         3) Enter the control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

         1) Read the Proxy Statement and have the Proxy card below at hand.

         2) Go to Website www.proxyweb.com

         3) Enter the control number set forth on the Proxy card and follow the simple instructions.


                                THE FORTIS FUNDS

                     PROXY FOR SPECIAL SHAREHOLDERS MEETING
                            TO BE HELD MAY 31, 2001

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS


The undersigned appoints Michael J. Radmer, Robert W. Beltz, Jr., Tamara L. Fagely, and Scott R. Plummer or each of them with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Fund named above (the "Fund") held by the undersigned on April 12, 2001, at a Special Shareholders Meeting of the Fund, to be held at the offices of Hartford Administrative Services Company (formerly known as Fortis Advisers, Inc.), 500 Bielenberg Drive, Woodbury, Minnesota, on May 31, 2001, at 10:00 a.m. and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Joint Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercised.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE ACCORDING TO THEIR BEST JUDGEMENT. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of such other person as Fund management may designate. A shareholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy and return it in the envelope provided.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?


--------------------------------

--------------------------------

--------------------------------

--------------------------------

PLEASE MARK VOTE IN BLUE OR BLACK INK AS IN THIS
EXAMPLE                                               [X]



THE FORTIS FUNDS


Mark box at right if an address change or comment
has been noted on the reverse side of this card       [   ]

                                                                                          FOR   AGAINST   ABSTAIN
                                                 1.  [(i.)] To approve a new Investment
                                                     Management Agreement with           [   ]   [   ]     [   ]
                                                     Hartford Investment Financial
                                                     Services Company ("HIFSCO")

                                                     [(ii.) To approve a new
                                                     Sub-Advisory Agreement between      [   ]   [   ]     [   ]
                                                     HIFSCO and  [Hartford Investment
                                                     Management Company/Wellington
                                                     Management Company, LLP]]

                                                 2.  To approve the Reorganization of
                                                     the Fund from a Minnesota
                                                     corporation or a series of a         [   ]   [   ]     [   ]
                                                     Minnesota corporation into a
                                                     Maryland corporation or a series
                                                     of a Maryland Corporation

                                                                                          FOR   WITHHOLD    FOR
                                                                                          ALL     ALL       ALL
                                                                                                           EXCEPT
                                                [3.  To set the number of Directors at
                                                     nine and to elect the following     [   ]   [   ]     [   ]
                                                     Nominees:

                                                     1) A.R. Freedman, 2) R.M. Gavin,
                                                     3) J.L. King, 4) P.O. Peterson,
                                                     5) R.L. Prince, 6) L.J. Santow,
                                                     7) N.F. Schenker, 8) L.W. Senbet,
                                                     9) J.M. Wikler

                                                 To withhold authority to vote
                                                 for any individual nominee, mark
                                                 the box "For All Except" and write
                                                 the nominee's number on the line below.

                                                 ------------------------------------]


Date
     -------------------

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

Shareholder(s) signs here